                         LOOMIS SAYLES INVESTMENT TRUST

                                 Annual Report
                               September 30, 1999

                        CALIFORNIA TAX-FREE INCOME FUND
                             CORE FIXED INCOME FUND
                               FIXED INCOME FUND
                          HIGH YIELD FIXED INCOME FUND
                    INTERMEDIATE DURATION FIXED INCOME FUND
                       INVESTMENT GRADE FIXED INCOME FUND
                                 PROVIDENT FUND
                          (FORMERLY CORE GROWTH FUND)
                           SMALL COMPANY GROWTH FUND
                            SMALL COMPANY VALUE FUND

                                 LOOMIS SAYLES
                                INVESTMENT TRUST
                     A FAMILY OF INSTITUTIONAL MUTUAL FUNDS

               One Financial Center - Boston, Massachusetts 02111
                                  888-226-9699

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

[PHOTO]
Daniel J. Fuss
President

Dear Shareholders:

Despite continued economic strength, low inflation and relatively low interest rates, the fiscal year ended September 30, 1999, proved to be a challenging 12-month period for equity and fixed-income investors.

The dominating characteristic of the bond market has been illiquidity, particularly in the United States. The marvelous days of narrow spreads between bid and ask and relatively narrow spreads between quality and sector components of the bond market have not returned. Things did improve somewhat from the beginning of the fiscal year to the end, but that's about it. In the 41 years I've been in the investment management business, I never have seen markets this thin, except for very brief periods.

Nevertheless, this does not mean there is a shortage of opportunities. On the contrary, this is one of the better times to construct a bond portfolio, primarily because market liquidity is poor and spreads, no matter how you define them, are wide. While it is not a good time to try to sell bonds in the secondary market, it is a wonderful time to be a bond buyer with a longer-term horizon. And, because our expertise is researching and selecting attractive bonds, we are obviously comfortable with this environment.

Our best guess is that this period of poor liquidity will probably last through the rest of the year and perhaps into early 2000. The best way to structure a portfolio for this type of environment is to focus on where the spreads are wide, then buy, hold and wait.

In the equity arena, the technological revolution was almost solely responsible for the market's continued momentum. Large-capitalization growth stocks continued to be the favored investment, despite a short-lived rally by smaller and value-oriented stocks in the second quarter of 1999. But the stock market was plagued by volatility throughout the year, as nervous investors reacted severely to global events, earnings disappointments and any signs of growing inflation in the U.S.

Looking ahead, the markets will be faced with some uncertainties, such as the effect of the euro, the future of Internet-related stocks, the direction of U.S. interest rates, and Y2K. Our best course of action remains precaution.

In the face of such uncertainty, we have positioned our funds to weather wider-than-normal market swings, without giving up potential performance advantages.

Regarding the Y2K issue, we believe the effects on the economy and markets are likely to be only minor and temporary, but we do acknowledge that there remains a degree of uncertainty surrounding the event. We want to assure you, our shareholders, that at Loomis, Sayles & Company, L.P. we have been working diligently to ensure a smooth transition into the Year 2000. We have taken steps to prepare our systems and to ensure our business partners have done the same. A contingency plan has been developed for the millennium rollover in the event that unforeseen events occur. As a precautionary measure, though, we encourage you to save all of your financial statements for the year. Also, if you have particular questions or concerns about Y2K, speak with a Loomis representative at (888) 226-9699 to gain further insight. The key to minimizing the impact of Y2K is becoming familiar with the issue and preparing as well as you can.

Sincerely,

        /s/ Daniel J. Fuss

Daniel J. Fuss
President
Loomis Sayles Investment Trust

LOOMIS SAYLES CALIFORNIA
TAX-FREE INCOME FUND
------------------------------------------

The Loomis Sayles California Tax-Free Income Fund attempts to achieve a high level of current income exempt from both federal income tax and California personal income tax as consistent with preservation of capital. For the 12-month period ended September 30, 1999, the Fund had a total return of 0.56%, as compared to the Fund's benchmark, the Lehman Brothers 5 Year Municipal Bond Index, total return of 1.55%. For the same period, the average California intermediate municipal debt fund, as measured by Lipper Analytical Services, had a total return of -0.43%.

Municipal bonds underperformed most taxable issues in the third quarter. The third quarter saw an increase of issues in the municipal calendar as more issuers tried to beat the Y2K fears before entering the fourth quarter. The increase in mutual fund redemptions during the third quarter and a less active group of Property and Casualty Insurance buyers put a strain on municipal yields especially on the ten year and longer maturities.

Looking at the June 30 and September 30, 1999 yield curve demonstrates how retail buyers have influenced the market. Yields at the short-end of the yield curve through the ten year Treasury bond basically remained unchanged while the yields of longer issues such as the 15 year Treasury bond were 20 basis points higher and the thirty year Treasury bond were 30 basis points higher. It certainly seems that moderately extending the Fund's duration by buying 12-16 year Treasury bonds with 15-20 basis points added yield will benefit the Fund over the coming year. At the end of the third quarter, the Fund had a weighted average life of 6.85 years and a coupon rate of 5.71%.

Going forward, the Fund is well positioned with a higher than market coupon yield and a moderate maturity schedule to take advantage of stable market environment.

ROBERT K. PAYNE IS THE PORTFOLIO MANAGER FOR THE CALIFORNIA TAX-FREE INCOME
FUND.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
INCEPTION(a) TO SEPTEMBER 30, 1999
Average Returns (%) - Period Ended September 30, 1999
                                                                                          ANNUALIZED
                                                              1 YEAR       3 YEARS  SINCE IINCEPTION
Loomis Sayles
California
Tax-Free
Income Fund                                                     0.56          5.11              5.11
Lipper California
Intermediate
Municipal Bond
Funds - Index(b)                                               -0.26          4.88              4.95
Lehman Brothers
5 Year Municipal
Bond Index(c)                                                   1.55          4.97              5.04
                                                                            Lipper
                                                                        California
                                                       Loomis Sayles  Intermediate   Lehman Brothers
                                                          California     Municipal            5 Year
                                                            Tax-Free  Bond Funds -    Municipal Bond
                                                         Income Fund      Index(b)          Index(c)
6/1/95                                                    $10,000.00    $10,000.00        $10,000.00
6/30/95                                                    $9,930.00     $9,921.00        $10,017.00
7/31/95                                                   $10,047.17    $10,027.16        $10,139.00
8/31/95                                                   $10,135.59    $10,136.45        $10,231.00
9/30/95                                                   $10,188.29    $10,195.24        $10,257.00
10/31/95                                                  $10,312.59    $10,313.51        $10,320.00
11/30/95                                                  $10,437.37    $10,432.11        $10,414.00
12/31/95                                                  $10,491.65    $10,493.66        $10,468.00
1/31/96                                                   $10,594.47    $10,594.40        $10,572.00
2/29/96                                                   $10,574.34    $10,557.32        $10,543.00
3/31/96                                                   $10,466.48    $10,429.58        $10,469.00
4/30/96                                                   $10,435.08    $10,422.28        $10,468.00
5/31/96                                                   $10,419.43    $10,418.11        $10,464.00
6/30/96                                                   $10,516.33    $10,487.91        $10,525.00
7/31/96                                                   $10,597.30    $10,592.79        $10,602.00
8/31/96                                                   $10,597.30    $10,591.73        $10,612.00
9/30/96                                                   $10,687.38    $10,684.94        $10,699.00
10/31/96                                                  $10,791.05    $10,793.92        $10,792.00
11/30/96                                                  $10,969.10    $10,963.39        $10,932.00
12/31/96                                                  $10,928.51    $10,923.92        $10,911.00
1/31/97                                                   $10,947.09    $10,943.58        $10,949.00
2/28/97                                                   $11,019.34    $11,019.09        $11,028.00
3/31/97                                                   $10,919.07    $10,916.62        $10,908.00
4/30/97                                                   $10,992.23    $10,970.11        $10,955.00
5/31/97                                                   $11,119.73    $11,121.49        $11,090.00
6/30/97                                                   $11,217.59    $11,219.36        $11,174.00
7/31/97                                                   $11,465.50    $11,477.41        $11,371.00
8/31/97                                                   $11,399.00    $11,387.68        $11,313.00
9/30/97                                                   $11,498.17    $11,507.46        $11,414.00
10/31/97                                                  $11,543.01    $11,538.53        $11,473.00
11/30/97                                                  $11,609.96    $11,584.68        $11,508.00
12/31/97                                                  $11,717.93    $11,734.12        $11,607.00
1/31/98                                                   $11,830.43    $11,840.90        $11,713.00
2/28/98                                                   $11,852.90    $11,852.75        $11,732.00
3/31/98                                                   $11,852.90    $11,837.34        $11,742.00
4/30/98                                                   $11,818.53    $11,766.31        $11,693.00
5/31/98                                                   $11,955.63    $11,933.39        $11,833.00
6/30/98                                                   $11,990.30    $11,968.00        $11,874.00
7/31/98                                                   $12,035.86    $12,003.91        $11,915.00
8/31/98                                                   $12,186.31    $12,181.56        $12,062.00
9/30/98                                                   $12,337.42    $12,360.63        $12,186.00
10/31/98                                                  $12,348.52    $12,345.80        $12,221.00
11/30/98                                                  $12,371.98    $12,380.37        $12,243.00
12/31/98                                                  $12,395.49    $12,390.27        $12,286.00
1/31/99                                                   $12,513.25    $12,534.00        $12,416.00
2/28/99                                                   $12,501.99    $12,477.60        $12,404.00
3/31/99                                                   $12,525.74    $12,498.81        $12,415.00
4/30/99                                                   $12,549.54    $12,511.31        $12,452.00
5/31/99                                                   $12,501.85    $12,433.74        $12,401.00
6/30/99                                                   $12,369.33    $12,273.34        $12,261.00
7/31/99                                                   $12,429.94    $12,334.71        $12,337.00
8/31/99                                                   $12,364.06    $12,292.77        $12,332.00
9/30/99                                                   $12,406.10    $12,329.65        $12,377.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
REGISTRATION(a) TO SEPTEMBER 30, 1999
Average Returns (%) - Period Ended September 30, 1999
                                                                        ANNUALIZED
                                                                             SINCE
                                                              1 YEAR  REGISTRATION
Loomis Sayles
California
Tax-Free
Income Fund                                                     0.56          4.86
Lipper California
Intermediate
Municipal Bond
Fund Index(b)                                                  -0.26          4.98
Lehman Brothers
5 Year Municipal
Bond Index(c)                                                   1.55          5.17
                                                                            Lipper
                                                                        California
                                                       Loomis Sayles  Intermediate  Lehman Brothers
                                                          California     Municipal           5 Year
                                                            Tax-Free     Bond Fund   Municipal Bond
                                                         Income Fund      Index(b)         Index(c)
3/31/97                                                   $10,000.00    $10,000.00       $10,000.00
4/30/97                                                   $10,005.00    $10,049.00       $10,043.00
5/31/97                                                   $10,121.00    $10,188.00       $10,167.00
6/30/97                                                   $10,211.00    $10,277.00       $10,244.00
7/31/97                                                   $10,436.00    $10,514.00       $10,424.00
8/31/97                                                   $10,376.00    $10,432.00       $10,371.00
9/30/97                                                   $10,467.00    $10,541.00       $10,463.00
10/31/97                                                  $10,508.00    $10,570.00       $10,518.00
11/30/97                                                  $10,569.00    $10,612.00       $10,550.00
12/31/97                                                  $10,667.00    $10,749.00       $10,641.00
1/31/98                                                   $10,770.00    $10,847.00       $10,738.00
2/28/98                                                   $10,790.00    $10,858.00       $10,755.00
3/31/98                                                   $10,790.00    $10,843.00       $10,765.00
4/30/98                                                   $10,759.00    $10,778.00       $10,719.00
5/31/98                                                   $10,884.00    $10,931.00       $10,848.00
6/30/98                                                   $10,916.00    $10,963.00       $10,885.00
7/31/98                                                   $10,958.00    $10,996.00       $10,923.00
8/31/98                                                   $11,095.00    $11,159.00       $11,057.00
9/30/98                                                   $11,236.00    $11,323.00       $11,171.00
10/31/98                                                  $11,243.00    $11,309.00       $11,204.00
11/30/98                                                  $11,264.00    $11,341.00       $11,224.00
12/31/98                                                  $11,286.00    $11,350.00       $11,263.00
1/31/99                                                   $11,393.00    $11,482.00       $11,383.00
2/28/99                                                   $11,382.00    $11,430.00       $11,371.00
3/31/99                                                   $11,404.00    $11,449.00       $11,381.00
4/30/99                                                   $11,425.78    $11,460.45       $11,415.54
5/31/99                                                   $11,382.14    $11,389.39       $11,368.74
6/30/99                                                   $11,261.94    $11,242.47       $11,240.27
7/31/99                                                   $11,316.67    $11,298.68       $11,309.96
8/31/99                                                   $11,256.13    $11,260.27       $11,305.44
9/30/99                                                   $11,294.85    $11,294.05       $11,346.14

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles California Tax-Free Income Fund is
     June 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 1, 1995 ("Inception"). Since Lipper California Intermediate Municipal Bond Fund Index & Lehman Brothers 5 Year Municipal Bond Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b): The Lipper California Intermediate Municipal Debt Funds Index is an equally weighted index of typically the 10 largest funds within the California intermediate municipal debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
(c): The Lehman Brothers 5 Year Municipal Bond Index is computed from prices on approximately 6,100 bonds, with a maturity range of 4-6 years, consisting of roughly 23% revenue bonds, 24% general obligation bonds, 41% insured bonds, and 12% prerefunded bonds. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES CORE FIXED INCOME FUND
------------------------------------------

The Loomis Sayles Core Fixed Income Fund attempts to achieve a high total investment return through a combination of current income and capital appreciation. For the 12-month period ended September 30, 1999, the Fund had a total return of -1.37%, as compared to the Merrill Lynch Corporate Government Bond Index of -1.48%. For the same period, the average
A-rated bond fund, as measured by Lipper Analytical Services, had a total return of -2.19%.

Recent returns in the bond market have been driven primarily by three factors working to lift yields from lows induced by last year's "flight to quality." First, much of the fear surrounding last year's financial crisis has passed. As such, the premium that investors are willing to pay for U.S. Treasuries bonds has faded. Second, Federal Reserve Board Chairman, Alan Greenspan remarked that the full extent of last year's interest rate cuts may no longer be necessary in light of the recovery in world economies. In June, Federal Reserve Board policymakers delivered a warning and raised interest rates. Finally, the dramatic spike in world oil prices supported by increases in other commodities has heightened concerns on the resurgence of inflation. While not yet evidenced by consumer or producer prices, inflation fears continue to be fueled by strong retail sales, tight labor markets and a weakening U.S. dollar. Overall, it is currently a less than glamorous environment for fixed income investors.

Selected trades in Fannie Mae debentures and swaps in Household Finance Corporation paper helped contribute favorably to performance while our position in Waste Management and exposure to a generally underperforming corporate sector put a drag on performance.

The Fund's strategic position currently remains neutral with respect to its average maturity/duration position. We continue to favor the corporate sector with its vast array of issuers and quality. Indeed, the difficult market conditions have provided us a unique opportunity to leverage our research efforts and add issues that we believe will provide superior yields and capital gain potential. We also currently find opportunities in the mortgage sector to be compelling. Based on historical valuations, the current yield advantage on selected mortgage securities rivals levels not seen for a decade or more.

We believe the outlook for bond market investors is favorable. Higher yields created by the reversal of last year's rally and opportunities in the corporate and mortgage sectors lead us to believe that returns for fixed income investors will be much friendlier in the coming quarters. We expect that inflation pressure should be quickly contained by our watchful Federal Reserve Board to sustain price stability so essential to long term economic expansion.

WILLIAM F. CAMP IS THE PORTFOLIO MANAGER FOR THE CORE FIXED INCOME FUND.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
INCEPTION(A) TO SEPTEMBER 30, 1999
AVERAGE RETURNS (%) - PERIOD ENDED SEPTEMBER 30, 1999
                                                                                          ANNUALIZED
                                                                                               SINCE
                                                              1 YEAR       3 YEARS         INCEPTION
Loomis Sayles Core Fixed Income Fund                           -1.37           6.2              6.03
Lipper Corp. A Rated Bond Fund Index(b)                        -1.68          6.08              6.19
Merrill Lynch Corp./Government Bond Index(c)                   -1.48           6.8              6.82
                                                       Loomis Sayles  Lipper Corp.
                                                                Core       A Rated     Merrill Lynch
                                                               Fixed     Bond Fund  Corp./Government
                                                         Income Fund      Index(b)     Bond Index(c)
4/30/96                                                   $10,000.00    $10,000.00        $10,000.00
5/31/96                                                    $9,930.00     $9,978.45         $9,986.41
6/30/96                                                   $10,060.00    $10,102.75        $10,113.28
7/31/96                                                   $10,060.00    $10,123.83        $10,136.78
8/31/96                                                   $10,030.00    $10,095.72        $10,112.83
9/30/96                                                   $10,210.00    $10,287.51        $10,288.03
10/31/96                                                  $10,460.00    $10,539.44        $10,524.26
11/30/96                                                  $10,680.00    $10,754.94        $10,718.12
12/31/96                                                  $10,531.00    $10,633.75        $10,604.18
1/31/97                                                   $10,542.00    $10,649.76        $10,617.90
2/28/97                                                   $10,573.00    $10,687.43        $10,630.12
3/31/97                                                   $10,438.00    $10,540.11        $10,520.87
4/30/97                                                   $10,583.00    $10,688.59        $10,676.57
5/31/97                                                   $10,666.00    $10,788.07        $10,768.79
6/30/97                                                   $10,801.00    $10,933.92        $10,900.35
7/31/97                                                   $11,118.00    $11,285.87        $11,230.95
8/31/97                                                   $10,983.00    $11,142.80        $11,104.12
9/30/97                                                   $11,160.00    $11,333.33        $11,282.43
10/31/97                                                  $11,326.00    $11,479.30        $11,468.56
11/30/97                                                  $11,367.00    $11,533.36        $11,518.44
12/31/97                                                  $11,502.00    $11,655.56        $11,641.24
1/31/98                                                   $11,653.00    $11,794.62        $11,810.35
2/28/98                                                   $11,620.00    $11,774.47        $11,782.08
3/31/98                                                   $11,642.00    $11,818.52        $11,825.98
4/30/98                                                   $11,696.00    $11,872.86        $11,877.82
5/31/98                                                   $11,815.00    $12,001.43        $12,007.56
6/30/98                                                   $11,933.00    $12,107.98        $12,134.62
7/31/98                                                   $11,934.00    $12,110.07        $12,146.14
8/31/98                                                   $11,999.00    $12,218.03        $12,375.88
9/30/98                                                   $12,398.00    $12,490.97        $12,721.37
10/31/98                                                  $12,279.00    $12,333.13        $12,651.02
11/30/98                                                  $12,376.00    $12,467.25        $12,698.39
12/31/98                                                  $12,460.00    $12,507.59        $12,750.22
1/31/99                                                   $12,576.00    $12,613.79        $12,842.24
2/28/99                                                   $12,251.00    $12,333.94        $12,518.74
3/31/99                                                   $12,356.00    $12,414.85        $12,597.55
4/30/99                                                   $12,402.46    $12,455.82        $12,639.12
5/31/99                                                   $12,228.58    $12,313.82        $12,501.36
6/30/99                                                   $12,193.72    $12,253.48        $12,463.85
7/31/99                                                   $12,101.05    $12,198.34        $12,427.71
8/31/99                                                   $12,101.05    $12,165.41        $12,417.76
9/30/99                                                   $12,228.60    $12,280.98        $12,532.01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
REGISTRATION(A) TO SEPTEMBER 30, 1999
AVERAGE RETURNS (%) - PERIOD ENDED SEPTEMBER 30, 1999
                                                                                       ANNUALIZED
                                                                                            SINCE
                                                                            1 YEAR   REGISTRATION
Loomis Sayles Core Fixed Income Fund                                         -1.37           5.95
Lipper Corp. A Rated Bond Fund Index(b)                                      -1.68           6.31
Merrill Lynch Corporate/Government Bond Index(c)                             -1.48           7.25
                                                       Loomis Sayles  Lipper Corp.  Merrill Lynch
                                                          Core Fixed       A Rated     Corporate/
                                                              Income     Bond Fund     Government
                                                                Fund      Index(b)  Bond Index(c)
3/31/97                                                   $10,000.00    $10,000.00     $10,000.00
4/30/97                                                   $10,039.00    $10,141.00     $10,148.00
5/31/97                                                   $10,118.00    $10,235.00     $10,235.00
6/30/97                                                   $10,246.00    $10,373.00     $10,360.00
7/31/97                                                   $10,547.00    $10,708.00     $10,674.00
8/31/97                                                   $10,419.00    $10,572.00     $10,553.00
9/30/97                                                   $10,586.00    $10,752.00     $10,723.00
10/31/97                                                  $10,744.00    $10,891.00     $10,900.00
11/30/97                                                  $10,783.00    $10,942.00     $10,947.00
12/31/97                                                  $10,911.00    $11,058.00     $11,064.00
1/31/98                                                   $11,054.00    $11,190.00     $11,225.00
2/28/98                                                   $11,024.00    $11,171.00     $11,198.00
3/31/98                                                   $11,044.00    $11,212.00     $11,239.00
4/30/98                                                   $11,095.00    $11,264.00     $11,289.00
5/31/98                                                   $11,208.00    $11,385.00     $11,412.00
6/30/98                                                   $11,320.00    $11,487.00     $11,533.00
7/31/98                                                   $11,321.00    $11,489.00     $11,543.00
8/31/98                                                   $11,382.00    $11,591.00     $11,761.00
9/30/98                                                   $11,761.00    $11,850.00     $12,089.00
10/31/98                                                  $11,648.00    $11,700.00     $12,023.00
11/30/98                                                  $11,741.00    $11,828.00     $12,067.00
12/31/98                                                  $11,820.00    $11,866.00     $12,117.00
1/31/99                                                   $11,930.00    $11,967.00     $12,204.00
2/28/99                                                   $11,622.00    $11,701.00     $11,897.00
3/31/99                                                   $11,721.00    $11,778.00     $11,971.00
4/30/99                                                   $11,765.07    $11,817.04     $12,010.50
5/31/99                                                   $11,600.12    $11,682.33     $11,879.59
6/30/99                                                   $11,567.06    $11,625.08     $11,843.95
7/31/99                                                   $11,479.15    $11,572.77     $11,809.60
8/31/99                                                   $11,479.15    $11,541.52     $11,800.16
9/30/99                                                   $11,600.14    $11,651.17     $11,908.72

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Core Fixed Income Fund is April 24, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on April 24, 1996 ("Inception"). Since Lipper Corporate A Rated Bond Fund Index & Merrill Lynch Corporate/Government Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from April 30, 1996 and March 31, 1997, respectively.
(b): The Lipper Corporate Debt Funds A Rated Index is an equally weighted index of typically the 30 largest mutual funds within the Corporate Debt Funds A Rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
(c): The Merrill Lynch Corporate/Government Bond Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Source: Merrill Lynch.

LOOMIS SAYLES FIXED INCOME FUND
------------------------------------------

The Loomis Sayles Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the 12-month period ended September 30, 1999, the Fund had a total return of 5.83%, as compared to the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index, total return of -1.62%. For the same period, the average BBB rated fund, as measured by Lipper Analytical Services, had a total return of -0.99%.

The beginning of the fiscal year in 1998 saw a global flight to safety that was triggered by a recession in Asia and Russia's default on its debt. What followed was the "Asian Contagion" which spread throughout the global capital markets as leveraged investors unwound their positions. Fortunately, the Federal Reserve Board stepped in with three consecutive interest rate cuts which infused some much-needed liquidity into the bond market. During the first quarter diminished expectations of future interest rate cuts, rising Japanese bond yields, and a stronger than expected domestic economy led investors to swap out of particularly rich U.S. Treasury bonds into other segments of the market. The broader bond market sold off in the second quarter amid concerns that inflation was beginning to finally manifest itself in the domestic economy. During the third quarter, the bond market faced expectations of higher U.S. interest rates, trading illiquidity, and instability in certain emerging market economies. This past quarter also saw renewed fears in lower-rated issues, while higher-rated issues performed more consistently with the broader bond market.

The Fund was well positioned during the past fiscal year. Its Yankee bond (foreign issues denominated in U.S. dollars) exposure rebounded sharply from last summer's "Asian Contagion" and boosted overall performance. We accumulated positions during the crisis and this willingness to go "bottom fishing" paid off as Korean, Thai, and Malaysian issues were among the strongest performers in the Fund. Latin American Yankee bonds had mixed results as Brazil and Ecuador continued to experience instability in their economies. The Energy sector saw strong gains as oil prices firmed and investors scrambled to hedge against inflation. Canadian government and provincial debt continued to outperform due to Canada's strong credit profile, call protection, and liquidity. Additionally, our positions in Telecommunications and Cable and Media contributed positively to the Fund's performance.

The Fund attempts to offer above-average yields as well as capital gains potential and has a flexible blend of investment grade and non-investment grade securities. Our approach is total-return oriented with a strong focus on corporate security issues. It is a style fundamentally dependent on "bond picking" with three major themes: participation in issues with improving credit profiles; significant non-market relatedness; and the use of sector and spread analysis. The Fund is currently diversified across 17 countries and 230 issues and should offer excellent call protection and significant yield advantage over U.S. Treasuries. We remain constructive on the market at current levels.

DANIEL J. FUSS IS THE PORTFOLIO MANAGER FOR THE FIXED INCOME FUND.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
INCEPTION(a) TO SEPTEMBER 30, 1999
Average Returns (%) - Period Ended September 30, 1999
                                                                            Annualized
                                                                                                                 SINCE
                                                              1 YEAR           3 YEARS                       INCEPTION
Loomis Sayles Fixed Income Fund                                 5.83              7.99                           11.54
Lipper Corporate Debt Funds BBB Rated Index(b)                 -0.56              6.12                            7.83
Lehman Brothers Government/Corp. Bond Index(c)                 -1.62              6.75                            7.84
                                                       Loomis Sayles
                                                               Fixed  Lipper Corporate
                                                              Income    Debt Funds BBB                          Lehman
                                                                Fund    Rated Index(b)  Government/Corp. Bond Index(c)
01/31/95                                                  $10,000.00        $10,000.00                      $10,000.00
02/28/95                                                  $10,320.00        $10,228.48                      $10,231.88
03/31/95                                                  $10,500.00        $10,308.82                      $10,300.50
04/30/95                                                  $10,810.00        $10,494.19                      $10,444.20
05/31/95                                                  $11,380.00        $10,946.83                      $10,881.93
06/30/95                                                  $11,550.00        $11,029.52                      $10,968.90
07/31/95                                                  $11,540.00        $11,003.65                      $10,926.62
08/31/95                                                  $11,770.00        $11,165.50                      $11,066.41
09/30/95                                                  $12,100.00        $11,296.39                      $11,178.81
10/31/95                                                  $12,140.00        $11,446.88                      $11,342.98
11/30/95                                                  $12,440.00        $11,634.60                      $11,529.72
12/31/95                                                  $12,742.00        $11,826.63                      $11,699.60
01/31/96                                                  $12,995.00        $11,922.25                      $11,772.43
02/29/96                                                  $12,626.00        $11,671.44                      $11,522.64
03/31/96                                                  $12,563.00        $11,585.34                      $11,425.89
04/30/96                                                  $12,447.00        $11,511.38                      $11,347.49
05/31/96                                                  $12,563.00        $11,503.50                      $11,328.38
06/30/96                                                  $12,721.00        $11,635.32                      $11,479.61
07/31/96                                                  $12,700.00        $11,664.15                      $11,506.39
08/31/96                                                  $12,869.00        $11,658.36                      $11,478.10
09/30/96                                                  $13,269.00        $11,891.67                      $11,682.14
10/31/96                                                  $13,693.00        $12,177.10                      $11,954.80
11/30/96                                                  $14,211.00        $12,448.60                      $12,174.94
12/31/96                                                  $13,986.00        $12,328.17                      $12,039.21
01/31/97                                                  $14,032.00        $12,367.34                      $12,053.50
02/28/97                                                  $14,229.00        $12,437.89                      $12,078.93
03/31/97                                                  $14,067.00        $12,245.84                      $11,935.38
04/30/97                                                  $14,218.00        $12,426.74                      $12,109.93
05/31/97                                                  $14,565.00        $12,569.07                      $12,222.94
06/30/97                                                  $14,878.00        $12,756.46                      $12,369.65
07/31/97                                                  $15,556.00        $13,197.53                      $12,748.09
08/31/97                                                  $15,250.00        $13,022.71                      $12,604.99
09/30/97                                                  $15,698.00        $13,251.79                      $12,803.16
10/31/97                                                  $15,733.00        $13,386.38                      $13,008.25
11/30/97                                                  $15,851.00        $13,451.80                      $13,076.72
12/31/97                                                  $15,860.00        $13,596.12                      $13,213.95
01/31/98                                                  $16,049.00        $13,769.64                      $13,400.24
02/28/98                                                  $16,187.00        $13,764.59                      $13,373.00
03/31/98                                                  $16,427.00        $13,834.45                      $13,414.23
04/30/98                                                  $16,490.00        $13,893.70                      $13,481.64
05/31/98                                                  $16,502.00        $14,012.52                      $13,626.55
06/30/98                                                  $16,515.00        $14,115.34                      $13,765.14
07/31/98                                                  $16,372.00        $14,104.36                      $13,776.12
08/31/98                                                  $15,258.00        $14,001.86                      $14,045.32
09/30/98                                                  $15,789.00        $14,290.52                      $14,446.93
10/31/98                                                  $15,625.00        $14,114.26                      $14,344.91
11/30/98                                                  $16,460.00        $14,375.22                      $14,430.38
12/31/98                                                  $16,447.00        $14,410.96                      $14,465.74
01/31/99                                                  $16,723.00        $14,536.36                      $14,568.51
02/28/99                                                  $16,391.00        $14,221.85                      $14,222.27
03/31/99                                                  $16,930.00        $14,380.32                      $14,292.84
04/30/99                                                  $17,455.17        $14,483.86                      $14,328.57
05/31/99                                                  $17,068.36        $14,288.33                      $14,180.99
06/30/99                                                  $16,971.58        $14,212.60                      $14,137.03
07/31/99                                                  $16,722.78        $14,141.54                      $14,097.44
08/31/99                                                  $16,584.65        $14,089.21                      $14,086.17
09/30/99                                                  $16,709.04        $14,210.38                      $14,212.94

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
REGISTRATION(a) TO SEPTEMBER 30, 1999
Average Returns (%) - Period Ended September 30, 1999
                                                                                                            ANNUALIZED
                                                                                                                 SINCE
                                                                                1 YEAR                    REGISTRATION
Loomis Sayles Fixed Income Fund                                                   5.83                            6.56
Lipper Corporate Debt Funds BBB Rated Index(b)                                   -0.56                            6.13
Lehman Brothers Government/Corp. Bond Index(c)                                   -1.62                            7.24
                                                       Loomis Sayles
                                                               Fixed  Lipper Corporate
                                                              Income    Debt Funds BBB                 Lehman Brothers
                                                                Fund    Rated Index(b)  Government/Corp. Bond Index(c)
03/31/97                                                  $10,000.00        $10,000.00                      $10,000.00
04/30/97                                                  $10,016.00        $10,148.00                      $10,146.00
05/31/97                                                  $10,261.00        $10,265.00                      $10,240.00
06/30/97                                                  $10,481.00        $10,418.00                      $10,363.00
07/31/97                                                  $10,959.00        $10,778.00                      $10,680.00
08/31/97                                                  $10,743.00        $10,636.00                      $10,561.00
09/30/97                                                  $11,058.00        $10,823.00                      $10,727.00
10/31/97                                                  $11,083.00        $10,933.00                      $10,898.00
11/30/97                                                  $11,166.00        $10,987.00                      $10,956.00
12/31/97                                                  $11,173.00        $11,105.00                      $11,071.00
01/31/98                                                  $11,306.00        $11,247.00                      $11,227.00
02/28/98                                                  $11,403.00        $11,242.00                      $11,205.00
03/31/98                                                  $11,572.00        $11,300.00                      $11,239.00
04/30/98                                                  $11,616.00        $11,348.00                      $11,296.00
05/31/98                                                  $11,625.00        $11,446.00                      $11,416.00
06/30/98                                                  $11,634.00        $11,529.00                      $11,533.00
07/31/98                                                  $11,533.00        $11,520.00                      $11,542.00
08/31/98                                                  $10,748.00        $11,436.00                      $11,767.00
09/30/98                                                  $11,123.00        $11,672.00                      $12,104.00
10/31/98                                                  $11,007.00        $11,528.00                      $12,018.00
11/30/98                                                  $11,596.00        $11,741.00                      $12,090.00
12/31/98                                                  $11,586.00        $11,771.00                      $12,120.00
01/31/99                                                  $11,781.00        $11,873.00                      $12,206.00
02/28/99                                                  $11,547.00        $11,617.00                      $11,916.00
03/31/99                                                  $11,927.00        $11,745.00                      $11,975.00
04/30/99                                                  $12,296.98        $11,830.04                      $12,004.94
05/31/99                                                  $12,024.47        $11,670.33                      $11,881.29
06/30/99                                                  $11,956.30        $11,608.48                      $11,844.45
07/31/99                                                  $11,781.02        $11,550.43                      $11,811.29
08/31/99                                                  $11,683.71        $11,507.70                      $11,801.84
09/30/99                                                  $11,771.33        $11,606.66                      $11,908.06

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Fixed Income Fund is January 17, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on January 17, 1995 ("Inception"). Since Lipper Corporate Debt Funds BBB Rated Index & Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from January 31, 1995 and March 31, 1997, respectively.
(b): The Lipper Corporate Debt Funds BBB Rated Index is an equally weighted index of typically the 30 largest mutual funds within the BBB rated funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least
     $100 million outstanding for government issues and $25 million for corporates and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
------------------------------------------

The Loomis Sayles High Yield Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the 12-month period ended September 30, 1999, the Fund had a total return of 16.75%, as compared to the Fund's benchmark, the Merrill Lynch High Yield Master Index, total return of 3.37%. For the same period, the average high current yield fund, as measured by Lipper Analytical Services, had a total return of 4.84%.

After a roller coaster 1998, the first half of 1999 got off to a strong start. However, as the year progressed corporate credit spreads began widening due largely to Wall Street dealers' unwillingness to hold large inventories of bonds, which resulted in trading illiquidity. The summer saw a heavy new issue calendar as companies rushed to get deals done before a looming Y2K deadline. By the beginning of the third quarter this heavy deal flow resulted in dealer fatigue and widening credit spreads. By September, the amount of new issues dropped dramatically and spreads began to narrow. The third calendar quarter was especially rough for high yield bonds because of a weak stock market and a rise in default rates.

The Fund is currently diversified across 18 countries and 127 issues and has significant positions in Energy, Telecommunications, and Yankee bonds (foreign issues denominated in U.S. dollars). Our Yankee bond position (currently 36.1% of the portfolio) has led the way all year long. Prices have risen steadily as investors' risk premiums have declined and issues that were shunned in August of 1998 have rebounded and outperformed. The economic recoveries in Asia and Latin America have benefited the Fund. Notable performers were South Korea, Thailand, and Brazil. We have also maintained our significant positions in the Telecommunications and Cable sectors. These areas have been the beneficiaries of deregulation, explosive internet growth, and takeover and merger speculation. We have also remained positive about Canadian government and provincial debt. To date these issues have been able to sustain their strong credit profiles, liquidity, and call-protection.

The portfolio continues to emulate our "bond picking" style which focuses on individual credit specifics while attempting to capitalize on secular changes in sectors in an attempt to capture attractive yields and lock them in for extended periods of time. We remain constructive yet cautious on the market at current levels.

DANIEL J. FUSS IS THE PORTFOLIO MANAGER FOR THE HIGH YIELD FIXED INCOME FUND.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
INCEPTION(A) TO SEPTEMBER 30, 1999
AVERAGE RETURNS (%) - PERIOD ENDED SEPTEMBER 30, 1999
                                                                          ANNUALIZED
                                                              1 YEAR         3 YEARS  SINCE INCEPTION
Loomis Sayles
High Yield
Fixed Income Fund                                              16.75            3.64             4.45
Lipper High
Current Yield
Funds Index(b)                                                  5.25            6.09             7.12
Merrill Lynch
High Yield
Master Index(c)                                                 3.37            6.90             6.61
                                                       Loomis Sayles                    Merrill Lynch
                                                          High Yield     Lipper High       High Yield
                                                               Fixed   Current Yield           Master
                                                         Income Fund  Funds Index(b)         Index(c)
6/30/96                                                   $10,000.00      $10,000.00       $10,000.00
7/31/96                                                    $9,970.00      $10,046.00       $10,068.00
8/31/96                                                   $10,110.00      $10,208.00       $10,172.00
9/30/96                                                   $10,380.00      $10,474.00       $10,390.00
10/31/96                                                  $10,440.00      $10,524.00       $10,504.00
11/30/96                                                  $10,740.00      $10,705.00       $10,716.00
12/31/96                                                  $10,764.00      $10,837.00       $10,799.00
1/31/97                                                   $10,817.00      $10,944.00       $10,882.00
2/28/'97                                                  $10,732.00      $11,128.00       $11,034.00
3/31/97                                                   $10,552.00      $10,887.00       $10,912.00
4/30/97                                                   $10,689.00      $10,980.00       $11,036.00
5/31/97                                                   $11,007.00      $11,270.00       $11,259.00
6/30/97                                                   $11,219.00      $11,464.00       $11,430.00
7/31/97                                                   $11,781.00      $11,769.00       $11,704.00
8/31/97                                                   $11,770.00      $11,796.00       $11,684.00
9/30/97                                                   $12,130.00      $12,082.00       $11,877.00
10/31/97                                                  $11,770.00      $12,034.00       $11,956.00
11/30/97                                                  $11,823.00      $12,122.00       $12,069.00
12/31/97                                                  $11,715.00      $12,265.00       $12,184.00
1/31/98                                                   $11,878.00      $12,503.00       $12,365.00
2/28/98                                                   $12,112.00      $12,621.00       $12,416.00
3/31/98                                                   $12,497.00      $12,804.00       $12,523.00
4/30/98                                                   $12,462.00      $12,844.00       $12,583.00
5/31/98                                                   $12,123.00      $12,829.00       $12,670.00
6/30/98                                                   $11,843.00      $12,852.00       $12,733.00
7/31/98                                                   $11,699.00      $12,940.00       $12,806.00
8/31/98                                                    $9,922.00      $11,954.00       $12,253.00
9/30/98                                                    $9,898.00      $11,882.00       $12,278.00
10/31/98                                                   $9,887.00      $11,612.00       $12,076.00
11/30/98                                                  $10,834.00      $12,294.00       $12,626.00
12/31/98                                                  $10,676.00      $12,256.00       $12,630.00
1/31/99                                                   $10,937.00      $12,478.00       $12,755.00
2/28/99                                                   $10,868.00      $12,427.00       $12,658.00
3/31/99                                                   $11,377.00      $12,647.00       $12,767.00
4/30/99                                                   $12,092.00      $12,974.00       $12,966.00
5/31/99                                                   $11,749.00      $12,728.00       $12,876.00
6/30/99                                                   $11,927.00      $12,729.00       $12,852.00
7/31/99                                                   $11,831.00      $12,733.00       $12,871.00
8/31/99                                                   $11,583.00      $12,604.00       $12,745.00
9/30/99                                                   $11,556.00      $12,506.00       $12,692.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
REGISTRATION(A) TO SEPTEMBER 30, 1999
AVERAGE RETURNS (%) - PERIOD ENDED SEPTEMBER 30, 1999
                                                                                             ANNAULIZED
                                                              1 YEAR  SINCE REGISTRATION
Loomis Sayles High Yield Fixed Income Fund                     16.75                3.08
Lipper High Current Yield Funds Index(b)                        5.25                5.70
Merrill Lynch High Yield Master Index(c)                        3.37                6.23
                                                       Loomis Sayles                      Merrill Lynch
                                                          High Yield         Lipper High     High Yield
                                                               Fixed       Current Yield         Master
                                                         Income Fund      Funds Index(b)       Index(c)
3/31/97                                                   $10,000.00          $10,000.00     $10,000.00
4/30/97                                                   $10,000.00          $10,085.00     $10,114.00
5/31/97                                                   $10,297.00          $10,352.00     $10,318.00
6/30/97                                                   $10,496.00          $10,529.00     $10,475.00
7/31/97                                                   $11,021.00          $10,810.00     $10,727.00
8/31/97                                                   $11,011.00          $10,835.00     $10,708.00
9/30/97                                                   $11,348.00          $11,097.00     $10,886.00
10/31/97                                                  $11,011.00          $11,054.00     $10,958.00
11/30/97                                                  $11,061.00          $11,135.00     $11,062.00
12/31/97                                                  $10,959.00          $11,266.00     $11,167.00
1/31/98                                                   $11,112.00          $11,485.00     $11,333.00
2/28/98                                                   $11,331.00          $11,593.00     $11,380.00
3/31/98                                                   $11,691.00          $11,761.00     $11,478.00
4/30/98                                                   $11,658.00          $11,797.00     $11,532.00
5/31/98                                                   $11,342.00          $11,784.00     $11,612.00
6/30/98                                                   $11,080.00          $11,806.00     $11,671.00
7/31/98                                                   $10,945.00          $11,886.00     $11,737.00
8/31/98                                                    $9,282.00          $10,980.00     $11,230.00
9/30/98                                                    $9,260.00          $10,914.00     $11,253.00
10/31/98                                                   $9,249.00          $10,667.00     $11,068.00
11/30/98                                                  $10,141.00          $11,293.00     $11,572.00
12/31/98                                                   $9,987.00          $11,258.00     $11,575.00
1/31/99                                                   $10,232.00          $11,461.00     $11,690.00
2/28/99                                                   $10,167.00          $11,416.00     $11,601.00
3/31/99                                                   $10,643.00          $11,616.00     $11,701.00
4/30/99                                                   $11,312.23          $11,917.36     $11,883.54
5/31/99                                                   $10,990.51          $11,690.93     $11,801.54
6/30/99                                                   $11,157.79          $11,692.10     $11,779.12
7/31/99                                                   $11,067.74          $11,695.61     $11,796.78
8/31/99                                                   $10,836.10          $11,577.48     $11,681.18
9/30/99                                                   $10,810.41          $11,487.18     $11,632.12

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles High Yield Fixed Income Fund is
     June 5, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 5, 1996 ("Inception"). Since Lipper High Current Yield Funds Index & Merrill Lynch High Yield Master Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from June 30, 1996 and March 31, 1997, respectively.
(b): The Lipper High Current Yield Funds Index is an equally weighted index of typically the 30 largest mutual funds within the high current yield funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends..
(c): The Merrill Lynch High Yield Master Index consists of issues of publicly placed non-convertible coupon bearing U.S. domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Issues must be rated by Standard & Poor's or by Moody's as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DDI or less). The index excludes floating rate debt equipment trust bond certificates and Title 11 securities. Source: Merrill Lynch.

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
------------------------------------------

The Loomis Sayles Intermediate Duration Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the 12-month period ended September 30, 1999, the Fund had a total return of 3.61%, as compared to the Fund's benchmark, the Lehman Brothers Government/Corporate Intermediate Bond Index, total return of 0.63%. For the same period, the average intermediate investment grade debt fund, as measured by Lipper Analytical Services, had a total return of -1.01%.

After starting the fiscal year in the wake of a global flight to quality, triggered by recession in Asia and Russia's default, the broader bond market saw a marked sell off amid heightened inflation concerns and anticipated interest rate hikes by the Federal Reserve Board. The continued growth of the domestic economy led investors to swap out of particularly rich U.S. Treasuries bonds into other segments of the market during the first quarter. However, Treasuries, which performed poorly most of the year, witnessed a new flight to quality with renewed fears in lower rated credits and Y2K paranoia. Yankee bonds (foreign issues denominated in U.S. dollars) continued their rally in the second half of the year, buoyed by the successful rebound in Southeast Asia and the upgrade of Korean debt.

Strategic positioning of the Fund aided in its outperformance for the fiscal year. Mortgage and asset-backed exposure had a positive impact on performance, outperforming (similar duration) Treasuries on a relative basis. The successful recovery in Southeast Asia aided our modest Yankee bond (foreign issues denominated in U.S. dollars) allocation, contributing significantly to the Fund's performance. One notable performer in this group was Korea Development Bank, which rallied after being upgraded to investment grade status. In addition, select financial credits benefited from merger and acquisition trends within the industry, and our exposure to electric utilities, boosted by deregulation within the industry, contributed positively to performance.

The portfolio's current structure emphasizes our continued focus on undervalued bonds with call protection that should offer good yield advantage. The duration of the portfolio remains longer than that of the benchmark index in an attempt to capture the higher yield offered by the corporate curve for extending maturity and to enhance capital appreciation should yield spreads narrow.

ANTHONY J. WILKINS IS THE PORTFOLIO MANAGER FOR THE INTERMEDIATE DURATION FIXED INCOME FUND.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
INCEPTION(A) TO SEPTEMBER 30, 1999
AVERAGE RETURNS (%) - PERIOD ENDED SEPTEMBER 30, 1999
                                                                                ANNUALIZED
                                                                                     SINCE
                                                               1 YEAR            INCEPTION
Loomis Sayles
Intermediate Duration
Fixed Income Fund                                                3.61                 3.31
Lipper Intermediate
Investment Grade
Debt Funds Index(b)                                             -0.68                 3.35
Lehman Brothers
Government/Corporate
Intermediate Bond
Index(c)                                                         0.63                 4.39
                                                        Loomis Sayles  Lipper Intermediate   Lehman Brothers
                                                         Intermediate     Investment Grade  Government/Corp.
                                                       Duration Fixed           Debt Funds      Intermediate
                                                          Income Fund             Index(b)     Bond Index(c)
01/31/98                                                   $10,000.00           $10,000.00        $10,000.00
02/28/98                                                   $10,040.00            $9,985.55         $9,992.38
03/31/98                                                   $10,080.00           $10,022.43        $10,024.48
04/30/98                                                   $10,121.00           $10,069.25        $10,074.71
05/31/98                                                   $10,181.00           $10,160.06        $10,148.61
06/30/98                                                   $10,212.00           $10,241.00        $10,213.39
07/31/98                                                   $10,253.00           $10,261.96        $10,249.42
08/31/98                                                   $10,150.00           $10,400.97        $10,410.49
09/30/98                                                   $10,191.00           $10,634.14        $10,672.02
10/31/98                                                   $10,211.00           $10,548.10        $10,661.51
11/30/98                                                   $10,305.00           $10,600.69        $10,660.70
12/31/98                                                   $10,321.00           $10,646.06        $10,703.54
01/31/99                                                   $10,417.00           $10,712.11        $10,762.31
02/28/99                                                   $10,321.00           $10,520.91        $10,604.12
03/31/99                                                   $10,460.00           $10,603.66        $10,683.21
04/30/99                                                   $10,578.20           $10,639.71        $10,716.33
05/31/99                                                   $10,426.82           $10,531.19        $10,633.81
06/30/99                                                   $10,459.88           $10,495.38        $10,641.26
07/31/99                                                   $10,437.91           $10,458.65        $10,631.68
08/31/99                                                   $10,415.47           $10,447.14        $10,640.18
09/30/99                                                   $10,558.58           $10,562.06        $10,739.14

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Intermediate Duration Fixed Income Fund is January 28, 1998. Since Lipper Intermediate Investment Grade Debt Funds Index and Lehman Brothers Government/ Corporate Intermediate Bond Index performance data is not available coincident with the inception date, comparative performance is presented from January 31, 1998.
(b): The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted index of typically the 30 largest mutual funds within the intermediate investment grade debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
(c): The Lehman Brothers Government/Corporate Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/Corporate Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES INVESTMENT GRADE
FIXED INCOME FUND
------------------------------------------

The Loomis Sayles Investment Grade Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the 12-month period ended September 30, 1999, the Fund had a total return of 4.76%, as compared to the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index, total return of -1.62%. For the same period, the average BBB rated fund, as measured by Lipper Analytical Services, had a total return of -0.99%. Our outperformance can be attributed to a more favorable global economic climate and successful issue selection.

Following a turbulent fiscal year in 1998, which saw a massive flight to quality on the news of Russia's default and the 'Asian Flu', three successive Federal Reserve Board actions renewed confidence in the economy. This led investors to swap out of particularly rich U.S. Treasury bonds into more attractive segments of the market, bolstering performance for most of the year. However, the end of the fiscal year was met with a broad bond market sell off, driven by anticipated interest rate hikes by the Federal Reserve Board and Y2K paranoia, ushering in a new flight to quality.

The Fund's strong performance over the past 12 months can be attributed to our allocation into previously undervalued sectors. Our Yankee bond (foreign issues denominated in U.S. dollars) allocation aided performance considerably, with the successful rebound of Southeast Asia, led by the upgrade of Korean debt to investment grade status. Energy and oil related holdings performed solidly, boosted by rising oil prices. The modest allocation to this sector contributed significantly to the Fund's outperformance. The Fund's position in Canadian government and provincial debt has also contributed to performance over the past twelve months, with an improving credit profile and the attractive structure of their debt (i.e. good call protection and liquidity).

We believe that the current portfolio is well positioned to benefit from present market conditions. Areas of focus continue to be the Yankee bond, Energy, Real Estate Investment Trust, and Canadian government and provincial sectors. We remain underweight in the U.S. Treasury sector relative to the benchmark, primarily because we believe there is better value and more attractive yields in other segments of the market. The Fund currently exhibits an attractive yield advantage and is well diversified. The Fund has a longer average maturity and duration than that of its benchmark in an attempt to capture additional yield and lock it in through the call protection inherent in longer maturity bonds.

DANIEL J. FUSS IS THE PORTFOLIO MANAGER FOR THE INVESTMENT GRADE FIXED INCOME FUND.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
INCEPTION (A) TO SEPTEMBER 30, 1999
AVERAGE RETURNS (%) - PERIOD ENDED SEPTEMBER 30, 1999
                                                                         ANNUALIZED
                                                                                                           SINCE
                                                              1 YEAR        3 YEARS           5 YEARS  INCEPTION
Loomis Sayles Investment Grade Fixed Income Fund                4.76           7.06             10.61      10.25
Lipper Corporate Debt Funds BBB Rated Index(b)                 -0.56           6.12              7.61       7.37
Lehman Brothers Government/Corp. Bond Index(c)                 -1.62           6.75              7.77       7.49
                                                       Loomis Sayles
                                                          Investment     Lipper BBB            Lehman
                                                         Grade Fixed     Rated Bond  Government/Corp.
                                                         Income Fund  Fund Index(b)     Bond Index(c)
7/1/94                                                    $10,000.00     $10,000.00        $10,000.00
7/31/94                                                   $10,120.00     $10,171.00        $10,200.00
8/31/94                                                   $10,310.00     $10,210.67        $10,204.08
9/30/94                                                   $10,078.00     $10,069.76        $10,050.00
10/31/94                                                   $9,987.00     $10,037.54        $10,038.94
11/30/94                                                   $9,915.00     $10,010.44        $10,020.87
12/31/94                                                   $9,974.00     $10,060.49        $10,087.01
1/31/95                                                   $10,152.00     $10,222.46        $10,280.68
2/28/95                                                   $10,573.00     $10,455.53        $10,519.19
3/31/95                                                   $10,753.00     $10,538.13        $10,589.67
4/30/95                                                   $11,051.00     $10,727.82        $10,737.93
5/31/95                                                   $11,618.00     $11,190.19        $11,187.85
6/30/95                                                   $11,822.00     $11,275.23        $11,277.35
7/31/95                                                   $11,745.00     $11,249.30        $11,233.37
8/31/95                                                   $11,964.00     $11,414.66        $11,377.16
9/30/95                                                   $12,270.00     $11,548.22        $11,493.20
10/31/95                                                  $12,435.00     $11,701.81        $11,662.15
11/30/95                                                  $12,755.00     $11,893.72        $11,854.58
12/31/95                                                  $12,989.00     $12,089.96        $12,028.84
1/31/96                                                   $13,214.00     $12,187.89        $12,103.42
2/29/96                                                   $12,909.00     $11,931.95        $11,846.83
3/31/96                                                   $12,909.00     $11,843.65        $11,747.31
4/30/96                                                   $12,806.00     $11,767.85        $11,666.26
5/31/96                                                   $12,874.00     $11,759.61        $11,646.42
6/30/96                                                   $13,071.00     $11,894.85        $11,801.32
7/31/96                                                   $13,106.00     $11,924.59        $11,828.46
8/31/96                                                   $13,187.00     $11,918.62        $11,798.89
9/30/96                                                   $13,598.00     $12,157.00        $12,008.91
10/31/96                                                  $14,166.00     $12,448.76        $12,288.72
11/30/96                                                  $14,665.00     $12,726.37        $12,514.83
12/31/96                                                  $14,406.00     $12,602.93        $12,375.92
1/31/97                                                   $14,382.00     $12,643.26        $12,390.77
2/28/97                                                   $14,529.00     $12,715.32        $12,416.79
3/31/97                                                   $14,233.00     $12,519.51        $12,269.03
4/30/97                                                   $14,444.00     $12,704.79        $12,448.16
5/31/97                                                   $14,683.00     $12,850.90        $12,563.93
6/30/97                                                   $14,959.00     $13,042.38        $12,714.69
7/31/97                                                   $15,722.00     $13,493.64        $13,103.76
8/31/97                                                   $15,276.00     $13,315.53        $12,957.00
9/30/97                                                   $15,687.00     $13,549.88        $13,160.43
10/31/97                                                  $15,829.00     $13,688.09        $13,370.99
11/30/97                                                  $15,855.00     $13,755.16        $13,441.86
12/31/97                                                  $15,932.00     $13,902.34        $13,583.00
1/31/98                                                   $16,105.00     $14,080.29        $13,774.52
2/28/98                                                   $16,198.00     $14,074.66        $13,746.97
3/31/98                                                   $16,372.00     $14,146.44        $13,789.59
4/30/98                                                   $16,412.00     $14,207.27        $13,858.53
5/31/98                                                   $16,521.00     $14,329.45        $14,006.82
6/30/98                                                   $16,535.00     $14,434.06        $14,149.69
7/31/98                                                   $16,326.00     $14,422.51        $14,161.01
8/31/98                                                   $15,469.00     $14,317.23        $14,437.15
9/30/98                                                   $15,927.00     $14,612.16        $14,850.05
10/31/98                                                  $15,788.00     $14,432.43        $14,744.62
11/30/98                                                  $16,365.00     $14,699.43        $14,833.08
12/31/98                                                  $16,463.00     $14,736.18        $14,870.17
1/31/99                                                   $16,780.00     $14,864.38        $14,975.74
2/28/99                                                   $16,520.00     $14,543.31        $14,619.32
3/31/99                                                   $16,942.00     $14,704.75        $14,692.42
4/30/99                                                   $17,352.17     $14,810.62        $14,729.15
5/31/99                                                   $17,027.85     $14,610.68        $14,577.44
6/30/99                                                   $16,858.60     $14,533.24        $14,532.25
7/31/99                                                   $16,626.79     $14,460.57        $14,491.56
8/31/99                                                   $16,557.96     $14,407.07        $14,479.97
9/30/99                                                   $16,685.12     $14,530.97        $14,610.28

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE                                               INCEPTION(A) TO SEPTEMBER 30, 1999
REGISTRATION(A) TO SEPTEMBER 30, 1999
AVERAGE RETURN (%) - PERIOD ENDED SEPTEMBER 30, 1999
                                                                                             ANNUALIZED
YEAR TO DATE                                                                                     1 YEAR      SINCE REGISTRATION
Loomis Sayles Investment Grade Fixed Income Fund                                                   4.76                    5.71
Lipper Corporate Debt Funds BBB Rated Index(b)                                                    -0.56                    6.13
Lehman Brothers Government/Corp. Bond Index(c)                                                    -1.62                    7.24
                                                      Loomis Sayles                                      Lehman Brothers 5 Year
                                                         Investment                    Lipper Corporate        Government/Corp.
                                                        Grade Fixed                Debt Funds BBB Rated                    Bond
                                                        Income Fund                            Index(b)                Index(c)
03/31/97                                                 $10,000.00                          $10,000.00              $10,000.00
04/30/97                                                  $9,984.00                          $10,148.00              $10,146.00
05/31/97                                                 $10,149.00                          $10,265.00              $10,240.00
06/30/97                                                 $10,340.00                          $10,418.00              $10,363.00
07/31/97                                                 $10,867.00                          $10,778.00              $10,680.00
08/31/97                                                 $10,559.00                          $10,636.00              $10,561.00
09/30/97                                                 $10,843.00                          $10,823.00              $10,727.00
10/31/97                                                 $10,941.00                          $10,933.00              $10,898.00
11/30/97                                                 $10,959.00                          $10,987.00              $10,956.00
12/31/97                                                 $11,012.00                          $11,105.00              $11,071.00
01/31/98                                                 $11,132.00                          $11,247.00              $11,227.00
02/28/98                                                 $11,196.00                          $11,242.00              $11,205.00
03/31/98                                                 $11,316.00                          $11,300.00              $11,239.00
04/30/98                                                 $11,344.00                          $11,348.00              $11,296.00
05/31/98                                                 $11,419.00                          $11,446.00              $11,416.00
06/30/98                                                 $11,429.00                          $11,529.00              $11,533.00
07/31/98                                                 $11,284.00                          $11,520.00              $11,542.00
08/31/98                                                 $10,692.00                          $11,436.00              $11,767.00
09/30/98                                                 $11,009.00                          $11,672.00              $12,104.00
10/31/98                                                 $10,913.00                          $11,528.00              $12,018.00
11/30/98                                                 $11,312.00                          $11,741.00              $12,090.00
12/31/98                                                 $11,379.00                          $11,771.00              $12,120.00
01/31/99                                                 $11,599.00                          $11,873.00              $12,206.00
02/28/99                                                 $11,419.00                          $11,617.00              $11,916.00
03/31/99                                                 $11,711.00                          $11,745.00              $11,975.00
04/30/99                                                 $11,994.52                          $11,830.04              $12,004.94
05/31/99                                                 $11,770.35                          $11,670.33              $11,881.29
06/30/99                                                 $11,653.35                          $11,608.48              $11,844.45
07/31/99                                                 $11,493.11                          $11,550.43              $11,811.29
08/31/99                                                 $11,445.53                          $11,507.70              $11,801.84
09/30/99                                                 $11,533.44                          $11,606.66              $11,908.06

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Investment Grade Fixed Income Fund is July 1, 1994. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on July 1, 1994 ("Inception"). Since Lipper Corporate Debt Funds BBB Rated Index & Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b): The Lipper Corporate Debt Funds BBB Rated Index is an equally weighted index of typically the 30 largest mutual funds within the BBB rated funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporates and government issues with at least
     $100 million outstanding for government issues and $25 million for corporates and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES PROVIDENT FUND
(FORMERLY, LOOMIS SAYLES CORE GROWTH FUND)
------------------------------------------

The Loomis Sayles Provident Fund attempts to achieve long-term growth of capital. For the 12-month period ended September 30, 1999, the Fund had a total return of 31.66%, as compared to the Fund's benchmark, the S&P 500 Index total return of 27.80%. For the same period, the average growth fund, as measured by Lipper Analytical Services, had a total return of 30.34%.

The second quarter began with a dramatic shift to economically sensitive issues and a move away from leaders in technology, financial services, and health care. Limited but growing evidence of a worldwide economic recovery was the driving force behind this change in market leadership which, even though it came to at least a temporary pause in early May, was powerful enough to determine relative sector performance for the entire quarter. As the putative new leaders consolidated for much of May and all of June, other sectors attempted to rally with varying degrees of success. Most significantly, much of the technology sector recovered strongly as concerns about the impact of Y2K on second half earnings gave way to growing anticipation of strong second quarter earnings reports. Other important groups, most notably health care, continued to languish.

The third quarter was not a pretty quarter. After peaking at 1,418.78 on July 16, the Standard & Poor's 500 Index began a steep decline ending the quarter down nearly 10% from the mid July peak. Not coincidentally, the dollar also peaked in mid July, and began a decline which almost precisely matched the pattern of the S&P 500. Fears of a reviving world economy with its implications for the dollar, inflation, and interest rates were the driving forces behind these declines. Market volatility was even greater beneath the surface with abrupt shifts in sector leadership, and the vast majority of individual stocks underperformed the major indexes. About the only winners for the entire quarter were some technology stocks and the gold stocks. Perhaps the most notable shift in sector performance during the quarter was the retrenchment of the cyclicals and energy stocks following their strong second quarter gains.

Thus far, the new quarter is continuing the pattern that began in mid July. Hints of rising inflation emanating from such sources as the Purchasing Managers Index precipitate sharp selloffs only to be followed by rallies when more benign numbers appear. Underneath all the confusion, however, the downtrend appears to be more and more established. A number of reasons are being advanced for this but I think three are of paramount importance. First is the soaring trade deficit. This has been well tolerated by financial markets -- indeed embraced by many investors because of its anti-inflationary implications -- but, with the current account deficit exceeding 4% of GDP, it is beginning to raise alarms and put pressure on the dollar. This has already greatly reduced the role of trade in controlling inflation and could make it a source of inflation. Second, the Federal Reserve Board has made it abundantly clear that it fears the consumption boom is close to if not past the point of over stimulating the economy and that the stock market itself is one of the drivers of this boom. Bull markets never occur with the Federal Reserve Board in this mode. Finally, the breadth of the market (the ratio of advancing issues to declining issues) has been bad for a long time and is getting worse. Fewer and fewer issues are going up while the vast majority of stocks are trading well below their highs. In short, Mr. Greenspan has his work cut out for him. If he is successful, we believe that the dollar and the market will weaken in a controlled fashion, the U.S. economy will slow but not go into recession, and the recoveries now underway in Europe, Japan, and many of the developing countries will remain intact. In that event, well-positioned U.S. companies should generate earnings growth strong enough to offset the multiple compression associated with higher interest rates. It is to participate in that scenario that the Fund owns stocks like 3M, IBM, and Caterpillar. If Mr. Greenspan fails we believe the U.S. will go into recession, the rest of the world will likely follow, and currency, stock, and bond markets will be under pressure. It is to control that risk that the Fund's cash reserves are well above normal.

QUENTIN P. FAULKNER IS THE PORTFOLIO MANAGER FOR THE LOOMIS SAYLES PROVIDENT
FUND.

LOOMIS SAYLES PROVIDENT FUND
------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
INCEPTION(a) TO SEPTEMBER 30, 1999
Average Returns (%) - Period Ended September 30, 1999
                                                                           ANNUALIZED
                                                                                            SINCE
                                                               1 YEAR         3 YEARS   INCEPTION
Loomis Sayles: Provident Fund                                   31.66           21.88       18.33
Lipper Growth Funds Index(b)                                    30.25           21.79       19.74
S&P 500 Index(c)                                                 27.8           25.09       23.88
                                                       Loomis Sayles:          Lipper
                                                            Provident          Growth     S&P 500
                                                                 Fund  Funds Index(b)    Index(c)
10/1/95                                                    $10,000.00      $10,000.00  $10,000.00
10/31/95                                                    $9,800.00       $9,867.00   $9,964.00
11/30/95                                                   $10,040.00      $10,200.50  $10,401.42
12/31/95                                                   $10,042.00      $10,243.35  $10,602.17
1/31/96                                                    $10,032.00      $10,491.24  $10,962.64
2/29/96                                                    $10,213.00      $10,655.95  $11,064.59
3/31/96                                                    $10,213.00      $10,704.97  $11,170.81
4/30/96                                                    $10,443.00      $10,973.66  $11,335.02
5/31/96                                                    $10,604.00      $11,167.89  $11,627.47
6/30/96                                                    $10,533.00      $11,058.45  $11,671.65
7/31/96                                                     $9,952.00      $10,460.19  $11,155.77
8/31/96                                                    $10,283.00      $10,776.08  $11,391.15
9/30/96                                                    $10,824.00      $11,378.47  $12,032.47
10/31/96                                                   $11,085.00      $11,542.32  $12,364.57
11/30/96                                                   $11,886.00      $12,271.79  $13,299.33
12/31/96                                                   $11,609.00      $12,038.63  $13,036.00
1/31/97                                                    $12,337.00      $12,665.84  $13,850.76
2/28/97                                                    $12,236.00      $12,568.31  $13,958.79
3/31/97                                                    $11,882.00      $11,992.68  $13,385.08
4/30/97                                                    $12,408.00      $12,520.36  $14,184.17
5/31/97                                                    $12,924.00      $13,386.77  $15,047.99
6/30/97                                                    $13,136.00      $13,887.44  $15,723.65
7/31/97                                                    $14,148.00      $15,038.71  $16,973.67
8/31/97                                                    $13,511.00      $14,483.78  $16,023.15
9/30/97                                                    $13,987.00      $15,312.25  $16,901.22
10/31/97                                                   $13,532.00      $14,817.66  $16,336.72
11/30/97                                                   $13,592.00      $15,158.47  $17,093.11
12/31/97                                                   $13,430.00      $15,414.65  $17,387.11
1/31/98                                                    $13,649.00      $15,517.93  $17,580.11
2/28/98                                                    $14,656.00      $16,611.94  $18,847.63
3/31/98                                                    $15,390.00      $17,322.93  $19,812.63
4/30/98                                                    $15,697.00      $17,508.29  $20,012.74
5/31/98                                                    $15,248.00      $17,077.58  $19,668.52
6/30/98                                                    $15,719.00      $17,815.33  $20,467.06
7/31/98                                                    $15,839.00      $17,626.49  $20,248.06
8/31/98                                                    $13,528.00      $14,795.68  $17,324.24
9/30/98                                                    $14,886.00      $15,782.55  $18,429.53
10/31/98                                                   $15,511.00      $16,874.70  $19,929.69
11/30/98                                                   $16,256.00      $17,880.43  $21,139.42
12/31/98                                                   $18,026.00      $19,375.24  $22,357.06
1/31/99                                                    $18,623.00      $20,202.56  $23,291.58
2/28/99                                                    $17,997.00      $19,513.65  $22,567.21
3/31/99                                                    $19,017.00      $20,360.55  $23,469.90
4/30/99                                                    $19,570.39      $20,877.70  $24,378.19
5/31/99                                                    $19,278.99      $20,470.59  $23,802.86
6/30/99                                                    $20,545.81      $21,680.40  $25,126.30
7/31/99                                                    $20,443.91      $21,144.89  $24,339.85
8/31/99                                                    $20,196.33      $20,905.96  $24,220.58
9/30/99                                                    $19,599.32      $20,556.83  $23,556.94

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
REGISTRATION(a) TO SEPTEMBER 30, 1999
Average Returns (%) - Period Ended September 30, 1999
                                                                                      ANNUALIZED
                                                                                           SINCE
                                                                            1 YEAR  REGISTRATION
Loomis Sayles Provident Fund                                                 31.66         19.49
Lipper Growth Funds Index(b)                                                 30.25         24.05
S&P 500 Index(c)                                                             27.80         25.36
                                                       Loomis Sayles        Lipper
                                                           Provident  Growth Funds       S&P 500
                                                                Fund      Index(b)      Index(c)
3/31/97                                                   $10,000.00    $10,000.00    $10,000.00
4/30/97                                                   $10,000.00    $10,440.00    $10,597.00
5/31/97                                                   $10,415.00    $11,162.00    $11,242.00
6/30/97                                                   $10,586.00    $11,580.00    $11,747.00
7/31/97                                                   $11,403.00    $12,540.00    $12,681.00
8/31/97                                                   $10,889.00    $12,077.00    $11,971.00
9/30/97                                                   $11,272.00    $12,768.00    $12,627.00
10/31/97                                                  $10,906.00    $12,356.00    $12,205.00
11/30/97                                                  $10,954.00    $12,640.00    $12,770.00
12/31/97                                                  $10,823.00    $12,853.00    $12,990.00
1/31/98                                                   $11,000.00    $12,939.00    $13,134.00
2/28/98                                                   $11,812.00    $13,852.00    $14,081.00
3/31/98                                                   $12,404.00    $14,445.00    $14,802.00
4/30/98                                                   $12,651.00    $14,599.00    $14,952.00
5/31/98                                                   $12,289.00    $14,240.00    $14,694.00
6/30/98                                                   $12,669.00    $14,855.00    $15,291.00
7/31/98                                                   $12,766.00    $14,698.00    $15,127.00
8/31/98                                                   $10,903.00    $12,337.00    $12,943.00
9/30/98                                                   $11,998.00    $13,160.00    $13,769.00
10/31/98                                                  $12,501.00    $14,071.00    $14,889.00
11/30/98                                                  $13,101.00    $14,909.00    $15,793.00
12/31/98                                                  $14,528.00    $16,156.00    $16,703.00
1/31/99                                                   $15,009.00    $16,846.00    $17,401.00
2/28/99                                                   $14,505.00    $16,271.00    $16,860.00
3/31/99                                                   $15,326.00    $16,977.00    $17,534.00
4/30/99                                                   $15,771.99    $17,408.70    $18,212.57
5/31/99                                                   $15,537.14    $17,069.23    $17,782.75
6/30/99                                                   $16,558.09    $18,078.02    $18,771.47
7/31/99                                                   $16,475.96    $17,631.49    $18,183.92
8/31/99                                                   $16,276.44    $17,432.26    $18,094.82
9/30/99                                                   $15,795.30    $17,141.14    $17,599.02

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Provident Fund is October 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on October 1, 1995 ("Inception"). Since Lipper Growth Funds Index & S&P 500 Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b): The Lipper Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the growth funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LOOMIS SAYLES SMALL COMPANY GROWTH FUND
------------------------------------------

The Loomis Sayles Small Company Growth Fund attempts to achieve long-term capital growth by investing in the shares of smaller companies experiencing rapid growth. For the period since the Fund's inception on May 7, 1999 through September 30, 1999, the Fund had a total return of 16.70%, as compared to the Fund's benchmark, Russell 2000 Index, total return of -2.09%. For the same period, the average small cap fund, as measured by Lipper Analytical Services, had a total return of 3.73%.

After a relatively strong second quarter, small cap stocks experienced increased volatility as investors became increasingly concerned about further interest rate hikes. Signs of a strong economy coupled with rising gold and energy prices and a weakening dollar only added to investor concern. Finally, the devastating earthquake in Taiwan in mid-September was an unexpected "jolt" to technology investors. While we understand and share some of these concerns, we are somewhat more sanguine regarding the outlook for stocks. Importantly, signs of a strong economy should also be signs of continued strong earnings growth. In addition, we see no end to the cycle of innovation and growth from the technology sector, which has become an important component to U.S. economic growth.

During the third quarter of 1999, the Fund remained fully invested in small cap growth stocks. Despite concerns ranging from overvaluation to the Taiwan quake, the technology sector, which is the Fund's largest sector exposure, continued to drive overall performance in the third quarter. Telecommunications equipment stocks continued to perform well, driven by exploding demand for global bandwidth that we believe is DOUBLING every 90 days. Suppliers of semiconductors to telecommunication equipment manufacturers are, not surprisingly, experiencing strong results as well. The Fund also benefited from the strong performances of some of its healthcare holdings.

Under normal circumstances the Fund is fully invested. While the stock market may remain volatile for the next six months, we see no reason to alter this strategy. Investors' concerns regarding an overheating economy, rising interest rates and high equity valuations have not gone away. It is our view, however, that economic growth is not accelerating out of control, and we believe that as a consequence inflation will remain subdued. As a result, interest rates should not move substantially higher over the near term. Strong earnings growth driven by a strong economy coupled with a benign inflation and interest rate environment should be favorable for small cap growth stocks. Our sector weightings may shift somewhat as we introduce new stocks to the portfolio. Nevertheless, we expect that the Fund will maintain its significant exposure to the technology, healthcare and business services sectors.

CHRISTOPHER R. ELY, PHILIP C. FINE AND DAVID L. SMITH ARE THE PORTFOLIO MANAGERS FOR THE LOOMIS SAYLES SMALL COMPANY GROWTH FUND.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
INCEPTION(a) TO SEPTEMBER 30, 1999
Average Returns (%) - Period Ended September 30, 1999
                                                                    SINCE
                                                                INCEPTION
Loomis Sayles Small Company Growth Fund                             16.70
Lipper Small Cap Funds Index(b)                                      4.62
Russell 2000 Index                                                  -2.09
                                                                                       Loomis Sayles  Lipper Small Cap
                                                       Russell 2000 Index  Small Company Growth Fund   Funds Index (b)
5/31/99                                                        $10,000.00                 $10,000.00        $10,000.00
6/30/99                                                        $10,452.00                 $11,575.00        $10,700.00
7/31/99                                                        $10,165.62                 $11,155.99        $10,597.28
8/31/99                                                         $9,789.49                 $11,298.78        $10,384.27
9/30/99                                                         $9,791.45                 $11,932.64        $10,462.16

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Small Company Growth Fund is May 7, 1999. Since Lipper Small Cap Funds Index and Russell 2000 Index performance data is not available coincident with the inception date, comparative performance is presented from May 31, 1999.
(b): The Lipper Small Cap Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small cap funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
(c): Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 Index total market capitalization. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

LOOMIS SAYLES SMALL COMPANY VALUE FUND
------------------------------------------

The Loomis Sayles Small Company Value Fund attempts to achieve long-term capital growth. From the Fund's inception on June 30, 1999 through September 30, 1999, the Fund had a total return of -6.00% as compared to the Fund's benchmark, Russell 2000 Index, total return of -6.32%. For the same period, the average small cap funds, as measured by Lipper Analytical Services, had a total return of -2.94%.

The third quarter of 1999 saw both sharp declines in virtually all broad-based equity market indexes and a reversal in the relative performance of growth-style investing compared to value. The extent of the market's decline was actually somewhat masked by the fact that the quarter began with substantial positive momentum, as evidenced by a record close for the Dow 30 Industrials as late as August 25, 1999. However, ongoing concerns regarding prospective inflation ultimately outweighed in investors' minds what appears to be a solid and possibly improving earnings environment, with the result being a sell-off that for many industries and sectors has achieved the historical definition of a "bear" market. The quarter ended with a second discount rate increase by the Federal Reserve Board.

The Fund's overall strategy has remained the same since inception. We have decreased our exposure to financial stocks and increased our exposure to technology stocks, which benefited the Fund.

The Fund is broadly diversified across Russell sectors and industry groups and well positioned in the current environment, as we believe several factors are in place that will drive better relative performance for value-style investing. These include an apparent acceleration in economic growth in overseas markets, which should directly and positively impact the profitability of a variety of cyclical and traditionally value industries; a modest uptick in inflation trends which has historically been consistent with the relative outperformance of value; and a transition from an interest-rate driven to an earnings-driven market environment, which we believe will reduce the valuation premium afforded to growth-oriented sectors of the market.

JEFFREY C. PETHERICK IS THE PORTFOLIO MANAGER FOR THE LOOMIS SAYLES SMALL COMPANY VALUE FUND.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE PERFORMANCE
INCEPTION(a) TO SEPTEMBER 30, 1999
Average Returns (%) -
Period Ended September 30, 1999
                                         SINCE
                                     INCEPTION
Loomis Sayles
Small Company
Value Fund                               -6.00
Lipper Small
Cap Funds
Index(b)                                 -2.22
Russell 2000
Index(c)                                 -6.32
                                        Loomis
                                        Sayles
                                         Small      Lipper
                                       Company   Small Cap     Russell
                                         Value       Funds        2000
                                          Fund    Index(b)    Index(c)
6/30/99                             $10,000.00  $10,000.00  $10,000.00
7/31/99                              $9,900.00   $9,904.00   $9,726.00
8/31/99                              $9,610.03   $9,704.93   $9,366.14
9/30/99                              $9,399.57   $9,777.72   $9,368.01

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Small Company Value Fund is June 30, 1999.
(b): The Lipper Small Cap Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small cap funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
(c): Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 Index total market capitalization. The index returns have not been reduced for ongoing, management and operating expenses applicable to mutual fund investments.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                              FACE
                                                             AMOUNT      VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- 4.8% OF NET ASSETS
  Lehman Brothers Holdings, Inc., 6.400%, 12/27/99........  $900,000   $   899,820
                                                                       -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $899,338)............................                 899,820
                                                                       -----------
MUNICIPAL BONDS AND NOTES -- 93.7% OF NET ASSETS
  California Educational Facilities Authority Revenue,
    6.000%, 2/15/17.......................................   600,000       613,260
  California Health Facilities Authority Revenue, Series
    A, (MBIA Insured), 5.550%, 8/15/25....................   300,000       291,969
  California Housing Finance Agency, (MBIA Insured),
    5.200%, 8/01/05.......................................   230,000       234,386
  California Housing Finance Agency, (MBIA Insured),
    5.500%, 8/01/17.......................................   500,000       491,455
  California Housing Finance Agency, (MBIA Insured),
    5.850%, 8/01/09.......................................   300,000       307,962
  California Pollution Control, 5.000%, 4/01/08...........   425,000       425,922
  California Pollution Control, 5.900%, 6/01/14...........   400,000       422,872
  California State General Obligations, 5.500%, 6/01/01...   500,000       513,325
  California State General Obligations, 5.750%, 3/01/13...   505,000       524,498
  California State General Obligations, (MBIA Insured),
    6.000%, 10/01/14 (Prerefunded 10/01/02 @ 102).........   240,000       257,801
  California State General Obligations, (MBIA Insured),
    6.000%, 10/01/14......................................    10,000        10,348
  California State Public Works Board, Community College,
    5.200%, 3/01/06.......................................   200,000       206,894
  California State Public Works Board, Community College,
    5.200%, 4/01/07.......................................   500,000       516,595
  California State Public Works Lease, 5.400%, 4/01/04....   200,000       208,726
  California State Water Resources Development, 5.000%,
    3/01/01 (Prerefunded 6/15/00 @ 102)...................   200,000       200,800
  California Statewide Community Development, St. Joseph
    Health Systems, 4.750%, 7/01/16.......................   500,000       444,070
  Clovis, California, Unified School District, (FGIC
    Insured), Zero Coupon Bond, 8/01/04...................   200,000       161,678
  Clovis, California, Unified School District, (FGIC
    Insured), 10.625%, 8/01/03............................   200,000       245,314
  East Bay California Municipal Utility Water Systems,
    6.000%, 6/01/12.......................................   500,000       526,010
  Fresno, California, Unified School District, Series D,
    (FSA Insured), 5.125%, 8/01/18........................   500,000       473,035
  Industry, California, (MBIA insured), 5.700%, 7/01/18...   290,000       293,622

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                              FACE
                                                             AMOUNT      VALUE +
----------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- CONTINUED
  Los Angeles State Building Authority, Lease Revenue,
    5.375%, 5/01/06.......................................  $300,000   $   313,539
  Los Angeles, California, Electric Plant Revenue,
    Department of Water & Power, 6.000%, 6/01/13..........   500,000       517,755
  Los Angeles, California, Wastewater Systems, (FGIC
    Insured), 5.375%, 11/01/07............................   450,000       470,142
  Los Angeles, California, Water and Power Waterworks
    Revenue, (Department of Water & Power), 6.500%,
    11/01/10..............................................   350,000       371,434
  Northern California Power Agency, Public Revenue,
    5.250%, 7/01/02.......................................   250,000       255,928
  Riverside, California, Electric Revenue, (MBIA Insured),
    5.200%, 10/01/08......................................   230,000       236,017
  Sacramento, California, Municipal Utility District,
    5.250%, 5/15/04.......................................   250,000       259,620
  Sacramento, California, Municipal Utility District,
    5.700%, 5/15/12.......................................   500,000       512,355
  Sacramento, California, Power Authority, 6.000%,
    7/01/02...............................................   500,000       522,095
  San Diego, California, Industrial Development Revenue,
    (AMBAC Insured), 5.900%, 6/01/18......................   700,000       713,195
  San Diego, California, Open Space Park Facility,
    District One, 5.750%, 1/01/08.........................   250,000       262,490
  San Francisco Bay Area Rapid Transit Authority, (FGIC
    Insured), 5.450%, 7/01/08.............................   200,000       208,430
  San Francisco, California, City & County International
    Airport Revenue, (AMBAC Insured), 6.200%, 5/01/04
    (Prerefunded 5/01/02 @ 102)...........................   120,000       128,617
  San Francisco, California, City & County International
    Airport Revenue, (AMBAC Insured), 6.200%, 5/01/04.....   180,000       191,965
  San Francisco, California, City & County Library
    Facilities, Series D, 6.100%, 6/15/07.................   250,000       259,340
  San Francisco, California, City & County Public Utility
    Water Revenue, Series A, 6.375%, 11/01/06.............   500,000       536,070
  San Francisco, California, City & County Redevelopment
    Project, Series B, 5.200%, 8/01/08 (Prerefunded
    8/01/03 @ 100)........................................   250,000       259,175
  San Francisco, California, Public Utilities, 6.000%,
    11/01/15..............................................   500,000       509,780
  San Francisco, California, Sewer Revenue, (AMBAC
    Insured), 6.000%, 10/01/11............................   500,000       527,205
  San Francisco, California, State Building Authority,
    5.125%, 10/01/07......................................   250,000       257,535
  San Francisco, California, Bay Transport Tax, 5.250%,
    7/01/18...............................................   350,000       336,213
  San Jose, California, Airport Revenue, (FGIC Insured),
    5.875%, 3/01/07.......................................   200,000       215,852
  Santa Clara, California, Electric Revenue, (MBIA
    Insured), 6.250%, 7/01/13 (Prerefunded 7/01/01 @
    102)..................................................   250,000       264,748

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                              FACE
                                                             AMOUNT      VALUE +
----------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- CONTINUED
  Southern California, Public Power Transmision Revenue,
    5.250%, 7/01/10.......................................  $500,000   $   511,715
  Turlock, California, Irrigation District Revenue,
    5.750%, 1/01/18.......................................   500,000       501,455
  University of California Revenue, Series B, 5.800%,
    9/01/07 (Prerefunded 9/01/03 @ 102)...................   415,000       447,287
  University of California Revenue, Series B, 6.500%,
    9/01/03...............................................   300,000       323,370
  University of California Revenue, Series C, (AMBAC
    Insured), 4.700%, 9/01/06.............................   200,000       202,314
                                                                       -----------
  TOTAL MUNICIPAL BONDS AND NOTES
    (Identified Cost $17,454,086).........................              17,486,183
                                                                       -----------
TOTAL INVESTMENTS -- 98.5%
  (IDENTIFIED COST $18,353,424) @.........................              18,386,003
    Cash and Other Assets, Less Liabilities -- 1.5%.......                 285,661
                                                                       -----------
NET ASSETS -- 100%........................................             $18,671,664
                                                                       ===========

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                    +   See Note 1.
                    @   At September 30, 1999, the net unrealized appreciation on
                        investments based on cost of $18,353,424 for federal income tax purposes was as follows: Aggregate gross unrealized
                        appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized
                        depreciation for all securities in which there is an excess of tax cost over value were $281,049 and $248,470,
                        respectively, resulting in net unrealized appreciation of
                        $32,579.

Key to Abbreviations:
           AMBAC:      American Municipal Bond Assurance Corporation
            FGIC:      Federal Guaranty Insurance Corporation
             FSA:      Financial Security Assurance
            MBIA:      Municipal Bond Insurance Association

    TEN LARGEST MUNICIPAL AND SECTOR HOLDINGS AT
  SEPTEMBER 30, 1999 AS A PERCENTAGE OF NET ASSETS
General Obligations                             22.2%
Utilities                                       16.6%
Education                                       14.6%
Revenue                                         14.5%
Water & Sewer                                   10.9%
Public Works                                     5.2%
Securities                                       4.8%
Health Care -- Services                          3.9%
Transportation                                   2.9%
Air Transport                                    1.7%

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CORE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                              FACE
                                                             AMOUNT       VALUE +
-----------------------------------------------------------------------------------
BONDS AND NOTES -- 98.0% OF NET ASSETS
AEROSPACE/DEFENSE -- 2.0%
  Lockheed Corp., 9.000%, 1/15/22........................  $  406,000   $   448,468
                                                                        -----------
BANKS/SAVINGS & LOANS -- 4.8%
  Bank of America Corp., 5.750%, 3/01/04.................     500,000       479,945
  First America Bank Corp., 7.750%, 7/15/04..............     150,000       154,365
  Standard Federal Bank, 7.750%, 7/17/06.................     450,000       456,799
                                                                        -----------
                                                                          1,091,109
                                                                        -----------
COMPUTERS -- 1.6%
  Seagate Technology, Inc., 7.125%, 3/01/04..............     122,000       114,792
  Seagate Technology, Inc., 7.370%, 3/01/07..............     265,000       240,106
                                                                        -----------
                                                                            354,898
                                                                        -----------
ENTERTAINMENT -- 2.6%
  Time Warner Entertainment Co., 7.250%, 9/01/08.........     600,000       597,726
                                                                        -----------
ENVIRONMENTAL SERVICES -- 1.9%
  WMX Technologies, Inc., 6.375%, 12/01/03...............     143,000       131,574
  WMX Technologies, Inc., 7.000%, 10/15/06...............     325,000       294,028
                                                                        -----------
                                                                            425,602
                                                                        -----------
FINANCIAL SERVICES -- 9.7%
  Advanta Corp., 7.000%, 5/01/01.........................     100,000        93,225
  Duke Capital Corp., 8.000%, 10/01/19...................     550,000       552,695
  Ford Motor Credit Co., 7.750%, 11/15/02................     200,000       205,766
  Ford Motor Credit Co., 8.000%, 6/15/02.................     350,000       361,539
  General Motors Acceptance Corp., 7.125%, 5/01/01.......     115,000       116,113
  Household Finance Corp., 7.200%, 7/15/06...............     580,000       579,060
  USL Capital Corp., 7.050%, 5/14/01.....................     275,000       278,724
                                                                        -----------
                                                                          2,187,122
                                                                        -----------
FOOD & BEVERAGE -- 2.0%
  ConAgra, Inc., 9.750%, 3/01/21.........................     375,000       442,399
                                                                        -----------
FOREIGN ISSUER -- 4.2%
  Philips Electronics NV, 8.375%, 9/15/06................     515,000       533,396
  Saga Petroleum ASA, 7.250%, 9/23/27....................     450,000       413,275
                                                                        -----------
                                                                            946,671
                                                                        -----------
FOREST & PAPER PRODUCTS -- 1.9%
  Boise Cascade Corp., 9.800%, 4/15/03...................     200,000       212,762
  Boise Cascade Corp., 9.980%, 3/27/03...................     200,000       213,718
                                                                        -----------
                                                                            426,480
                                                                        -----------
GOVERNMENT AGENCIES -- 19.8%
  Federal Home Loan Mortgage Corp., 6.000%, 11/01/13.....     698,569       672,589
  Federal Home Loan Mortgage Corp., 6.500%, 1/01/27......      99,350        95,437

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CORE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                              FACE
                                                             AMOUNT       VALUE +
-----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
GOVERNMENT AGENCIES -- CONTINUED
  Federal Home Loan Mortgage Corp., 7.000%, 1/01/12......  $   66,053   $    66,094
  Federal Home Loan Mortgage Corp., 8.000%, 7/01/25......      20,533        21,001
  Federal Home Loan Mortgage Corp., 8.000%, 12/01/26.....      46,471        47,516
  Federal National Mortgage Association, 5.625%,
    5/14/04..............................................   1,050,000     1,018,668
  Federal National Mortgage Association, 6.000%,
    2/01/29..............................................     975,240       909,412
  Federal National Mortgage Association, 7.000%,
    12/01/11.............................................     622,101       621,516
  Federal National Mortgage Association, 7.500%,
    1/01/27..............................................     104,829       105,123
  Federal National Mortgage Association, 9.500%,
    11/01/10.............................................      23,770        24,715
  Government National Mortgage Association, 6.500%,
    4/15/26..............................................     113,137       108,717
  Government National Mortgage Association, 6.500%,
    9/15/28..............................................     669,195       639,704
  Government National Mortgage Association, 8.500%,
    4/15/23..............................................      61,787        64,355
  Government National Mortgage Association, 9.500%,
    9/15/20..............................................      80,665        85,716
                                                                        -----------
                                                                          4,480,563
                                                                        -----------
HOLDING COMPANIES -- DIVERSIFIED -- 0.8%
  ITT Corp., 7.400%, 11/15/25............................     225,000       185,513
                                                                        -----------
NATURAL GAS -- 2.9%
  Columbia Gas Systems, Inc., 7.050%, 11/28/07...........     675,000       648,486
                                                                        -----------
OIL & GAS -- 5.5%
  Coastal Corp., 6.950%, 6/01/28.........................     500,000       441,425
  Ensco International, Inc., 6.750%, 11/15/07............     350,000       332,454
  Union Oil Co., 7.500%, 2/15/29.........................     500,000       477,790
                                                                        -----------
                                                                          1,251,669
                                                                        -----------
REAL ESTATE INVESTMENT TRUSTS -- 1.1%
  Developers Diversified Realty Corp., 6.800%, 7/23/02...     125,000       124,076
  Meditrust Corp., 7.375%, 7/15/00.......................     125,000       121,859
                                                                        -----------
                                                                            245,935
                                                                        -----------
SECURITIES -- 3.2%
  Lehman Brothers Holdings, Inc., 6.125%, 7/15/03........     495,000       477,913
  Lehman Brothers Holdings, Inc., 7.250%, 4/15/03........     150,000       150,445
  Salomon Smith Barney Holdings, Inc., 6.650%, 7/15/01...     100,000       100,003
                                                                        -----------
                                                                            728,361
                                                                        -----------
TELECOMMUNICATIONS -- 2.3%
  MCI WorldCom, Inc., 7.550%, 4/01/04....................     500,000       510,755
                                                                        -----------
TRANSPORTATION -- 4.4%
  Norfolk Southern Corp., 7.800%, 5/15/27................     550,000       548,938
  Union Pacific Corp., 6.625%, 2/01/08...................     200,000       189,434
  Union Pacific Corp., 6.700%, 12/01/06..................     260,000       248,937
                                                                        -----------
                                                                            987,309
                                                                        -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CORE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                              FACE
                                                             AMOUNT       VALUE +
-----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
U.S. GOVERNMENT -- 17.7%
  U.S. Treasury Bonds, 6.250%, 8/15/23...................  $  595,000   $   585,052
  U.S. Treasury Notes, 6.250%, 2/15/07...................   1,005,000     1,013,794
  U.S. Treasury Notes, 6.375%, 8/15/02...................     725,000       737,122
  U.S. Treasury Notes, 7.250%, 8/15/04...................   1,580,000     1,668,622
                                                                        -----------
                                                                          4,004,590
                                                                        -----------
UTILITIES -- 9.6%
  Boston Edison Co., 6.800%, 3/15/03.....................     400,000       396,688
  Boston Edison Co., 7.800%, 5/15/10.....................     300,000       307,719
  Commonwealth Edison Co., 7.375%, 1/15/04...............     586,000       590,788
  Gulf States Utilities Co., 6.410%, 8/01/01.............     435,000       430,519
  Midamerican Energy Co., 6.500%, 12/15/01...............     441,000       442,319
                                                                        -----------
                                                                          2,168,033
                                                                        -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $22,990,788)........................                22,131,689
                                                                        -----------
SHORT-TERM INVESTMENT -- 0.8% OF NET ASSETS
  Repurchase Agreement with State Street Bank and Trust
    Co., dated 9/30/99 at 4.250% to be repurchased at
    $190,022 on 10/01/99 collateralized by $155,000 U.S.
    Treasury Bond, 8.875% due 2/15/19 with a value of
    $196,293.............................................     190,000       190,000
                                                                        -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $190,000)...........................                   190,000
                                                                        -----------
TOTAL INVESTMENTS -- 98.8%
  (IDENTIFIED COST $23,180,788) @........................                22,321,689
    Cash and Other Assets, Less Liabilities -- 1.2%......                   262,372
                                                                        -----------
NET ASSETS -- 100%.......................................               $22,584,061
                                                                        ===========

                    +   See Note 1.
                    @   At September 30, 1999, the net unrealized depreciation on
                        investments based on cost of $23,193,512 for federal income tax purposes was as follows: Aggregate gross unrealized
                        appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized
                        depreciation for all securities in which there is an excess of tax cost over value were $9,814 and $881,637,
                        respectively, resulting in net unrealized depreciation of
                        $871,823.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                                                          FACE
                                                                                         AMOUNT      VALUE +
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 96.5% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 78.8%
AUTO & RELATED -- 1.7%
  Delphi Automotive Systems Corp., 7.125%, 5/01/29..............................  USD   1,000,000  $   900,690
  Ford Motor Co., 6.625%, 10/01/28..............................................        3,650,000    3,246,383
  TRW, Inc., 6.650%, 1/15/28....................................................          500,000      418,420
  TRW, Inc., 7.750%, 6/01/29 144A...............................................          435,000      420,801
                                                                                                   -----------
                                                                                                     4,986,294
                                                                                                   -----------
BANKS/SAVINGS & LOANS -- 0.1%
  First Union Corp., 7.500%, 4/15/35............................................          270,000      275,716
                                                                                                   -----------
BROADCASTING -- 0.9%
  Fox Family Worldwide, Inc., Zero Coupon Bond, 11/01/07 (step to 10.250% on
    11/01/02) #.................................................................        4,100,000    2,644,500
                                                                                                   -----------
BUILDING MATERIALS -- 0.9%
  Owens Corning, 7.500%, 8/01/18................................................        3,000,000    2,678,580
                                                                                                   -----------
CANADIAN -- 16.7%
  Canadian Government, Zero Coupon Bond, 6/01/22................................  CAD   2,500,000      438,674
  Canadian Government, Zero Coupon Bond, 6/01/25................................       71,460,000   10,879,021
  Clearnet Communications, Inc., Zero Coupon Bond, 5/15/08 (step to 10.400% on
    5/15/03) #..................................................................        2,500,000    1,029,472
  Hydro Quebec, Zero Coupon Bond, 8/15/20.......................................        7,500,000    1,258,899
  New Brunswick FM Project, Zero Coupon Bond, 11/30/27 (step to 6.470% on
    5/30/03) 144A #.............................................................        1,250,000      654,378
  Province of Alberta, 5.394%, 6/14/13..........................................        2,418,334    1,587,242
  Province of Alberta, 5.930%, 9/16/16..........................................        1,540,352    1,040,503
  Province of British Columbia, Zero Coupon Bond, 8/23/13.......................       11,700,000    3,287,022
  Province of British Columbia, Zero Coupon Bond, 9/05/20.......................        4,750,000      842,372
  Province of British Columbia, Zero Coupon Bond, 8/19/22.......................        7,365,000    1,152,473
  Province of British Columbia, Zero Coupon Bond, 9/08/23.......................        3,300,000      483,477
  Province of British Columbia, Zero Coupon Bond, 8/23/24.......................       18,000,000    2,480,084
  Province of British Columbia, Zero Coupon Bond, 11/19/27......................        8,150,000      912,188
  Province of British Columbia, 5.700%, 6/18/29.................................        4,300,000    2,640,350
  Province of Manitoba, 6.500%, 9/22/17.........................................        5,075,000    3,508,182
  Province of Manitoba, 7.750%, 12/22/25........................................        5,295,000    4,239,928
  Province of Newfoundland, 6.150%, 4/17/28.....................................        1,000,000      640,437

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                                                          FACE
                                                                                         AMOUNT      VALUE +
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
CANADIAN -- CONTINUED
  Province of Ontario, Zero Coupon Bond, 7/13/22................................  CAD  12,200,000  $ 1,912,125
  Province of Ontario, Zero Coupon Bond, 6/02/27................................       47,950,000    5,588,727
  Province of Saskatchewan, Zero Coupon Bond, 4/10/14...........................        5,000,000    1,364,688
  Province of Saskatchewan, 5.750%, 3/05/29.....................................        1,460,000      914,368
  Province of Saskatchewan (Certificate of Deposit), Zero Coupon Bond,
    2/04/22.....................................................................       13,500,000    2,214,563
  Province of Saskatchewan (Certificate of Deposit), Zero Coupon Bond,
    5/30/25.....................................................................        4,375,000      580,941
  Semi-Tech Corp., Zero Coupon Bond, 8/15/03 (step to 11.50% on 8/15/00) #
    -C-.........................................................................  USD   3,600,000       40,500
                                                                                                   -----------
                                                                                                    49,690,614
                                                                                                   -----------
COMPUTERS -- 1.2%
  Apple Computer, Inc., 6.500%, 2/15/04.........................................        1,325,000    1,238,875
  Seagate Technology, Inc., 7.450%, 3/01/37.....................................        2,725,000    2,477,843
                                                                                                   -----------
                                                                                                     3,716,718
                                                                                                   -----------
ELECTRONICS -- 0.2%
  Westinghouse Electric Corp., 7.875%, 9/01/23..................................          500,000      489,125
                                                                                                   -----------
ENTERTAINMENT -- 4.5%
  Time Warner Entertainment Co., 6.875%, 6/15/18................................        2,840,000    2,614,447
  Time Warner Entertainment Co., 6.950%, 1/15/28................................        5,650,000    5,163,309
  Time Warner Entertainment Co., 7.570%, 2/01/24................................        1,625,000    1,591,070
  Time Warner, Inc., 6.625%, 5/15/29............................................        4,700,000    4,098,400
                                                                                                   -----------
                                                                                                    13,467,226
                                                                                                   -----------
FINANCIAL SERVICES -- 2.1%
  Merey Sweeny LP, 8.850%, 12/18/19 144A........................................          875,000      867,492
  Security Capital Group, Inc., 7.700%, 6/15/28.................................        2,000,000    1,683,720
  US West Capital Funding, Inc., 6.875%, 7/15/28................................        4,320,000    3,829,853
                                                                                                   -----------
                                                                                                     6,381,065
                                                                                                   -----------
FOOD & BEVERAGE -- 1.8%
  Borden, Inc., 7.875%, 2/15/23.................................................        1,500,000    1,189,590
  ConAgra, Inc., 7.000%, 10/01/28...............................................        2,500,000    2,229,700
  Pepsi Bottling Group, Inc., 7.000%, 3/01/29...................................        2,250,000    2,073,038
                                                                                                   -----------
                                                                                                     5,492,328
                                                                                                   -----------
FOREIGN GOVERNMENT/AGENCY -- 6.5%
  Escom, 11.000%, 6/01/08.......................................................  ZAR   2,500,000      329,686
  Republic of Argentina, 6.000%, 3/31/23........................................  USD     500,000      320,000
  Republic of Argentina, 6.8125%, 3/31/05 ++....................................          968,000      848,258

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                                                          FACE
                                                                                         AMOUNT      VALUE +
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOREIGN GOVERNMENT/AGENCY -- CONTINUED
  Republic of Argentina, 8.875%, 3/01/29........................................  USD   1,500,000  $ 1,023,300
  Republic of Brazil, 10.125%, 5/15/27..........................................        5,777,000    4,361,635
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK................................       10,010,471    6,369,663
  Republic of South Africa, 8.500%, 6/23/17.....................................        1,800,000    1,561,500
  Republic of South Africa, 12.000%, 2/28/05....................................  ZAR  10,500,000    1,598,897
  Republic of South Africa, 12.500%, 12/21/06...................................        4,000,000      598,666
  Republic of Venezuela, 9.250%, 9/15/27........................................  USD   3,750,000    2,475,000
                                                                                                   -----------
                                                                                                    19,486,605
                                                                                                   -----------
FOREIGN ISSUER -- 10.1%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27.....................................        1,250,000      961,625
  Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A............................        3,400,000    2,345,965
  Centragas, 10.650%, 12/01/10 144A.............................................          425,853      353,990
  Embotelladora Andina SA, 7.625%, 10/01/27.....................................        1,300,000      960,804
  Empresa Nacional de Electricidad SA (Endesa), 7.875%, 2/01/27.................          950,000      798,950
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 144A..................................          750,000      623,385
  Indah Kiat Finance Mauritius Ltd., 10.000%, 7/01/07...........................          750,000      420,000
  Industrial Finance Corp. of Thailand, 7.375%, 1/14/07 144A....................        1,000,000      919,830
  Korea Electric Power Corp., 6.750%, 8/01/27...................................          500,000      467,275
  Korea Electric Power Corp., 7.400%, 4/01/16...................................        1,184,858    1,042,758
  Multicanal SA, 10.500%, 4/15/18...............................................          500,000      375,000
  Perez Companc SA, 8.125%, 7/15/07 144A........................................        1,550,000    1,333,000
  Petroleos Mexicanos, 9.250%, 3/30/18..........................................          650,000      546,000
  Petroleos Mexicanos, 9.500%, 9/15/27..........................................        1,450,000    1,225,250
  Petroleos Mexicanos, Medium Term, 8.625%, 12/01/23 144A.......................          250,000      193,750
  Philippine Long Distance Telephone Co., 8.350%, 3/06/17.......................          400,000      310,654
  Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07..........................        1,100,000      594,000
  Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27..........................        2,250,000    1,023,750
  Pindo Deli Finance Mauritius Ltd., 11.750%, 10/01/17..........................        1,500,000      750,000
  Quezon Power Philippines Co., 8.860%, 6/15/17.................................        1,820,000    1,396,450
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A...........................        2,000,000    1,507,500
  Siam Commercial Bank Public Co. Ltd., 7.500%, 3/15/06 144A....................          750,000      585,000
  Tata Electric Co., 8.500%, 8/19/17 144A.......................................        3,150,000    2,550,177
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A.................................        2,500,000    1,819,050
  Thai Farmers Bank Plc, 8.250%, 8/21/16 144A...................................        3,000,000    2,070,000
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04..................................        1,675,000      921,250

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                                                          FACE
                                                                                         AMOUNT      VALUE +
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOREIGN ISSUER -- CONTINUED
  Total Access Communication Public Co. Ltd., 7.625%, 11/04/01 144A.............  USD     500,000  $   420,000
  Total Access Communication Public Co. Ltd., 8.375%, 11/04/06 144A.............        3,850,000    2,757,733
  Transener SA, 9.250%, 4/01/08 144A............................................        1,000,000      830,000
                                                                                                   -----------
                                                                                                    30,103,146
                                                                                                   -----------
FOREST & PAPER PRODUCTS -- 0.2%
  Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28.........................          500,000      456,275
                                                                                                   -----------
GOVERNMENT AGENCIES -- 2.4%
  Federal Home Loan Mortgage Corp., 6.000%, 6/01/26.............................        1,706,132    1,606,954
  Federal National Mortgage Association, Zero Coupon Bond, 10/29/07.............  NZD  11,450,000    3,090,518
  Federal National Mortgage Association, 6.000%, 7/01/29........................  USD   2,474,388    2,307,367
                                                                                                   -----------
                                                                                                     7,004,839
                                                                                                   -----------
HEALTH CARE -- PRODUCTS -- 0.4%
  Bausch & Lomb, Inc., 7.125%, 8/01/28..........................................        1,250,000    1,080,375
                                                                                                   -----------
HEALTH CARE -- SERVICES -- 1.0%
  Columbia/HCA Healthcare Corp., 7.050%, 12/01/27...............................        2,250,000    1,687,500
  Columbia/HCA Healthcare Corp., 7.580%, 9/15/25................................        1,500,000    1,177,500
                                                                                                   -----------
                                                                                                     2,865,000
                                                                                                   -----------
HOME BUILDERS -- 0.3%
  Pulte Corp., 7.625%, 10/15/17.................................................        1,000,000      881,380
                                                                                                   -----------
MEDIA & ENTERTAINMENT -- 0.2%
  News America Holdings, Inc., 7.700%, 10/30/25.................................          700,000      656,670
                                                                                                   -----------
OIL & GAS -- 5.3%
  Anadarko Petroleum Corp., 6.625%, 1/15/28.....................................        1,000,000      844,740
  Chesapeake Energy Corp., 8.500%, 3/15/12......................................          500,000      405,000
  Global Marine, Inc., 7.000%, 6/01/28..........................................        1,000,000      879,800
  Hvide Marine, Inc., 8.375%, 2/15/08 ^.........................................          600,000      264,000
  Kerr-McGee Corp., 7.125%, 10/15/27............................................          800,000      727,776
  Pioneer Natural Resources Co., 6.500%, 1/15/08................................        1,000,000      823,430
  Pioneer Natural Resources Co., 7.200%, 1/15/28................................          750,000      569,017
  R & B Falcon Corp., 7.375%, 4/15/18...........................................        3,500,000    2,677,500
  Seagull Energy Corp., 7.500%, 9/15/27.........................................        3,500,000    2,905,000
  Tennessee Gas Pipeline Co., 7.000%, 10/15/28..................................        1,750,000    1,574,545

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                                                          FACE
                                                                                         AMOUNT      VALUE +
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
OIL & GAS -- CONTINUED
  Union Pacific Resources Group, Inc., 7.050%, 5/15/18..........................  USD     500,000  $   451,490
  Union Pacific Resources Group, Inc., 7.150%, 5/15/28..........................        2,500,000    2,227,225
  Union Pacific Resources Group, Inc., 7.950%, 4/15/29..........................        1,000,000      979,980
  Williams Companies, Inc., 7.625%, 7/15/19.....................................          500,000      480,470
                                                                                                   -----------
                                                                                                    15,809,973
                                                                                                   -----------
RAIL -- TRANSPORT -- 0.1%
  Missouri Pacific Railroad Co., 5.000%, 1/01/45................................          500,000      270,000
                                                                                                   -----------
REAL ESTATE INVESTMENT TRUSTS -- 4.2%
  AMB Property Corp., 7.500%, 6/30/18...........................................        1,500,000    1,336,545
  CarrAmerica Realty Corp., 6.875%, 3/01/08.....................................          500,000      449,370
  First Industrial, 7.500%, 12/01/17............................................        3,000,000    2,571,540
  First Industrial, 7.600%, 7/15/28.............................................        6,000,000    5,014,380
  Susa Partnership LP, 7.450%, 7/01/18..........................................        1,500,000    1,293,315
  Susa Partnership LP, 7.500%, 12/01/27.........................................        1,750,000    1,466,990
  Trinet Corporate Realty Trust, Inc., 7.700%, 7/15/17..........................          500,000      352,115
                                                                                                   -----------
                                                                                                    12,484,255
                                                                                                   -----------
RETAIL -- GENERAL -- 0.8%
  Dillon Read Structured Finance Corp., 6.660%, 8/15/10.........................          194,030      179,983
  Dillon Read Structured Finance Corp., 8.550%, 8/15/19.........................          500,000      469,413
  K Mart Corp., 7.950%, 2/01/23.................................................        1,250,000    1,131,250
  Woolworth Corp., 8.500%, 1/15/22..............................................        1,000,000      670,000
                                                                                                   -----------
                                                                                                     2,450,646
                                                                                                   -----------
STEEL -- 0.1%
  Geneva Steel Co., 9.500%, 1/15/04 ^...........................................        1,500,000      311,250
                                                                                                   -----------
SUPRANATIONAL -- 3.1%
  International Bank for Reconstruction & Development, Zero Coupon Bond,
    8/20/07.....................................................................  NZD  30,250,000    8,598,258
  International Bank for Reconstruction & Development, 8.000%, 5/23/07..........        1,000,000      519,384
                                                                                                   -----------
                                                                                                     9,117,642
                                                                                                   -----------
TAXABLE MUNICIPAL -- 0.2%
  Orange County, California Pension Obligation, Zero Coupon Bond, 9/01/16.......  USD   2,000,000      580,160
                                                                                                   -----------
TELECOMMUNICATIONS -- 3.3%
  Intermedia Communications, Inc., Zero Coupon Bond, 3/01/09 (step to 12.250% on
    3/01/04) #..................................................................        1,500,000      742,500

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                                                          FACE
                                                                                         AMOUNT      VALUE +
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
TELECOMMUNICATIONS -- CONTINUED
  Nextel Communications, Inc., Zero Coupon Bond, 10/31/07 (step to 9.750% on
    10/31/02) #.................................................................  USD   1,725,000  $ 1,220,438
  Nextel Communications, Inc., Zero Coupon Bond, 2/15/08 (step to 9.950% on
    2/15/03) #..................................................................        1,000,000      697,500
  Nextel International, Inc., Zero Coupon Bond, 4/15/08 (step to 12.125% on
    4/15/03) #..................................................................        2,000,000    1,005,000
  Nextlink Communications, Inc., Zero Coupon Bond, 4/15/08 (step to 9.450% on
    4/15/03) #..................................................................        1,500,000      877,500
  RCN Corp., Zero Coupon Bond, 10/15/07 (step to 11.125% on 10/15/02) #.........        3,250,000    2,096,250
  RCN Corp., Zero Coupon Bond, 2/15/08 (step to 9.800% on 2/15/03) #............          850,000      510,000
  RCN Corp., Zero Coupon Bond, 7/01/08 (step to 11.000% on 7/01/03) #...........        2,100,000    1,260,000
  Teligent, Inc., Zero Coupon Bond, 3/01/08 (step to 11.500% on 3/01/03) #......        2,500,000    1,312,500
                                                                                                   -----------
                                                                                                     9,721,688
                                                                                                   -----------
TEXTILE & APPAREL -- 0.7%
  Fruit of the Loom, Inc., 7.375%, 11/15/23.....................................          500,000      270,000
  Fruit of the Loom, Inc., 8.875%, 4/15/06......................................          500,000      170,000
  Kellwood Co., 7.625%, 10/15/17................................................        2,000,000    1,754,280
  Phillips Van Heusen Corp., 7.750%, 11/15/23...................................           50,000       39,021
                                                                                                   -----------
                                                                                                     2,233,301
                                                                                                   -----------
TOBACCO -- 1.9%
  Philip Morris Cos., Inc., 7.750%, 1/15/27.....................................        5,900,000    5,743,827
                                                                                                   -----------
TRANSPORTATION -- 0.2%
  American President Cos. Ltd., 7.125%, 11/15/03................................        1,000,000      570,000
  American President Cos. Ltd., 8.000%, 1/15/24.................................          150,000       75,000
                                                                                                   -----------
                                                                                                       645,000
                                                                                                   -----------
U.S. GOVERNMENT -- 5.3%
  U.S. Treasury Bonds, 5.500%, 8/15/28..........................................       12,750,000   11,411,250
  U.S. Treasury Bonds, 6.000%, 2/15/26..........................................          550,000      524,133
  U.S. Treasury Bonds, 6.250%, 8/15/23..........................................        3,195,000    3,141,580
  U.S. Treasury Bonds, 6.500%, 11/15/26.........................................          700,000      710,829
  U.S. Treasury Bonds, 6.750%, 8/15/26..........................................          105,000      109,921
                                                                                                   -----------
                                                                                                    15,897,713
                                                                                                   -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                                                          FACE
                                                                                         AMOUNT      VALUE +
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
UTILITIES -- 2.2%
  AES Corp., 8.875%, 11/01/27...................................................  USD   1,000,000  $   810,000
  Boston Edison Co., 7.800%, 3/15/23............................................          500,000      480,503
  KN Capital Trust, 7.630%, 4/15/28.............................................        1,000,000      894,295
  KN Energy, Inc., 7.250%, 3/01/28..............................................        3,850,000    3,515,050
  Texas-New Mexico Power Co., 6.250%, 1/15/09...................................        1,000,000      872,690
                                                                                                   -----------
                                                                                                     6,572,538
                                                                                                   -----------
WASTE MANAGEMENT -- 0.2%
  USA Waste Services, Inc., 7.000%, 7/15/28.....................................          750,000      588,240
                                                                                                   -----------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $251,257,165)..............................................                   234,782,689
                                                                                                   -----------
CONVERTIBLE BONDS -- 17.7%
AUTO & RELATED -- 0.3%
  Exide Corp., 2.900%, 12/15/05 144A............................................        1,000,000      582,500
  Magna International, Inc., Class A, 4.875%, 2/15/05...........................          500,000      451,250
                                                                                                   -----------
                                                                                                     1,033,750
                                                                                                   -----------
CANADIAN -- 0.1%
  Rogers Communications, Inc., 2.000%, 11/26/05.................................          250,000      196,875
                                                                                                   -----------
COMPUTERS -- 0.6%
  Cray Research, Inc., 6.125%, 2/01/11..........................................          463,000      307,895
  HMT Technology Corp., 5.750%, 1/15/04.........................................          450,000      171,000
  Maxtor Corp., 5.750%, 3/01/12.................................................          507,000      354,900
  Read Rite Corp., 6.500%, 9/01/04..............................................        1,150,000      460,000
  Silicon Graphics, Inc., 5.250%, 9/01/04.......................................          300,000      249,375
  Western Digital, Zero Coupon Bond, 2/18/18 144A...............................        1,250,000      181,250
                                                                                                   -----------
                                                                                                     1,724,420
                                                                                                   -----------
DIVERSIFIED OPERATIONS -- 2.0%
  Ogden Corp., 5.750%, 10/20/02.................................................          500,000      400,000
  Thermo Electron Corp., 4.250%, 1/01/03 144A...................................        6,700,000    5,720,125
                                                                                                   -----------
                                                                                                     6,120,125
                                                                                                   -----------
ELECTRONICS -- 2.0%
  Cirrus Logic, Inc., 6.000%, 12/15/03..........................................          200,000      146,000
  EDO Corp., 7.000%, 12/15/11...................................................          500,000      405,000
  Kent Electronics Corp., 4.500%, 9/01/04.......................................        2,900,000    2,363,500
  Lam Research Corp., 5.000%, 9/01/02...........................................        2,275,000    2,269,312
  National Semiconductor Corp., 6.500%, 10/01/02................................          350,000      348,250
  Richardson Electronics Ltd., 7.250%, 12/15/06.................................          300,000      216,375

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                                                          FACE
                                                                                         AMOUNT      VALUE +
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
ELECTRONICS -- CONTINUED
  Zenith Electronics Corp., 6.250%, 4/01/11 ^...................................  USD   1,121,000  $   190,570
                                                                                                   -----------
                                                                                                     5,939,007
                                                                                                   -----------
ENVIRONMENTAL SERVICES -- 0.6%
  Thermo TerraTech, Inc., 4.625%, 5/01/03.......................................          600,000      528,000
  Thermo TerraTech, Inc., 4.625%, 5/01/03 144A..................................        1,500,000    1,320,000
                                                                                                   -----------
                                                                                                     1,848,000
                                                                                                   -----------
FINANCIAL SERVICES -- 1.7%
  Bell Atlantic Financial Services, 4.250%, 9/15/05.............................        4,325,000    4,503,406
  Bell Atlantic Financial Services, 5.750%, 4/01/03.............................          450,000      451,823
                                                                                                   -----------
                                                                                                     4,955,229
                                                                                                   -----------
FOREIGN ISSUER -- 2.1%
  Advanced Agro Public Co., 3.500%, 6/17/01.....................................          125,000      103,750
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03...............................          875,000      438,594
  Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04.................................        1,975,000      918,375
  Banpu Public Co., 2.750%, 4/10/03.............................................        1,455,000    1,280,400
  Burns, Philp, 5.500%, 4/30/04.................................................        1,000,000      510,000
  Empresas ICA Sociedad, 5.000%, 3/15/04........................................          950,000      560,500
  Loxley Public Co. Ltd., 2.500%, 4/04/01 ^.....................................          700,000      189,000
  Sappi BVI Finance, 7.500%, 8/01/02............................................          250,000      240,000
  Siam Commercial Bank Public Co. Ltd., 3.250%, 1/24/04.........................          375,000      171,094
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04............................          500,000      332,500
  Ssangyong Oil Refining Co., Inc., 3.750%, 12/31/08............................          150,000      168,187
  Telekom Malaysia Berhad, 4.000%, 10/03/04.....................................          500,000      410,625
  Total Access Communication Public Co. Ltd., 2.000%, 5/31/06...................          900,000      859,500
                                                                                                   -----------
                                                                                                     6,182,525
                                                                                                   -----------
FREIGHT TRANSPORTATION -- 0.1%
  Worldway Corp., 6.250%, 4/15/11...............................................          250,000      202,500
                                                                                                   -----------
HEALTH CARE -- DRUGS -- 0.7%
  Chiron Corp., 1.900%, 11/17/00 144A...........................................          250,000      263,438
  Dura Pharmaceuticals, Inc., 3.500%, 7/15/02...................................        1,450,000    1,114,687
  Glycomed, Inc., 7.500%, 1/01/03...............................................          300,000      237,000
  NABI, Inc., 6.500%, 2/01/03...................................................          525,000      433,125
                                                                                                   -----------
                                                                                                     2,048,250
                                                                                                   -----------
HEALTH CARE -- PRODUCTS -- 0.1%
  Centocor, Inc., 4.750%, 2/15/05...............................................          250,000      329,063
                                                                                                   -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                                                          FACE
                                                                                         AMOUNT      VALUE +
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
HEALTH CARE -- SERVICES -- 0.2%
  Healthsouth Corp., 3.250%, 4/01/03............................................  USD     500,000  $   385,000
  Tenet Healthcare Corp., 6.000%, 12/01/05......................................          250,000      195,625
                                                                                                   -----------
                                                                                                       580,625
                                                                                                   -----------
HOME BUILDERS -- 0.1%
  Schuler Homes, Inc., 6.500%, 1/15/03..........................................          400,000      320,000
                                                                                                   -----------
INSURANCE -- 3.6%
  Loews Corp., 3.125%, 9/15/07..................................................       12,525,000   10,708,875
                                                                                                   -----------
MACHINERY -- 0.0%
  Intevac, Inc., 6.500%, 3/01/04................................................          150,000       78,000
                                                                                                   -----------
MANUFACTURING -- 0.3%
  Hexcel Corp., 7.000%, 8/01/03.................................................          500,000      396,250
  Hexcel Corp., 7.000%, 8/01/11.................................................          750,000      576,563
                                                                                                   -----------
                                                                                                       972,813
                                                                                                   -----------
OIL & GAS -- 1.5%
  Baker Hughes, Inc., Zero Coupon Bond, 5/05/08.................................        5,100,000    3,697,500
  Diamond Offshore Drilling, Inc., 3.750%, 2/15/07..............................          500,000      532,500
  Houston Industries, Inc., 6.000%, 3/15/12.....................................          250,000      222,500
  Key Energy Group, Inc., 5.000%, 9/15/04.......................................          250,000      174,062
                                                                                                   -----------
                                                                                                     4,626,562
                                                                                                   -----------
PUBLISHING -- 0.2%
  Scholastic Corp., 5.000%, 8/15/05 144A........................................          600,000      574,500
                                                                                                   -----------
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
  Federal Realty Investors Trust, 5.250%, 10/28/03..............................        1,750,000    1,522,500
  Rockefeller Properties, Zero Coupon Bond, 12/31/00............................          650,000      541,125
  Sizeler Property Investors, Inc., 8.000%, 7/15/03.............................          250,000      232,500
                                                                                                   -----------
                                                                                                     2,296,125
                                                                                                   -----------
RESTAURANTS -- 0.4%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15 ^.............................          500,000        1,875
  Boston Chicken, Inc., 4.500%, 2/01/04 ^.......................................          750,000        7,500
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04....................................          750,000      390,000
  Shoney's, Inc., Zero Coupon Bond, 4/11/04.....................................        4,089,000      817,800
  TPI Enterprises, Inc., 8.250%, 7/15/02........................................          100,000       50,000
                                                                                                   -----------
                                                                                                     1,267,175
                                                                                                   -----------
TELECOMMUNICATIONS -- 0.2%
  Broadband Technologies, Inc., 5.000%, 5/15/01.................................        1,240,000      527,000
                                                                                                   -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                                                          FACE
                                                                                         AMOUNT      VALUE +
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
TEXTILE & APPAREL -- 0.1%
  Dixie Yarns, Inc., 7.000%, 5/15/12............................................  USD     177,000  $   132,750
  Fieldcrest Cannon, Inc., 6.000%, 3/15/12......................................          295,000      197,650
                                                                                                   -----------
                                                                                                       330,400
                                                                                                   -----------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $58,217,442)...............................................                    52,861,819
                                                                                                   -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $309,474,607)..............................................                   287,644,508
                                                                                                   -----------

                                                                                         SHARES
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 0.1% OF NET ASSETS
RESTAURANTS -- 0.1%
  Advantica Restaurant Group, Inc. *............................................           67,479      204,546
                                                                                                   -----------
  TOTAL COMMON STOCKS
    (Identified Cost $908,302)..................................................                       204,546
                                                                                                   -----------
PREFERRED STOCKS -- 1.7% OF NET ASSETS
BUILDING MATERIALS -- 0.1%
  Owens Corning, 6.500%.........................................................           10,000      377,500
                                                                                                   -----------
CHEMICALS -- MAJOR -- 0.0%
  E.I. du Pont DeNemours & Co., $3.50...........................................              300       18,150
                                                                                                   -----------
OIL & GAS -- 0.5%
  Chesapeake Energy Corp., 7.000%...............................................            5,000      165,000
  Hvide Capital Trust, 6.500% ^.................................................           14,000       28,000
  Weatherford International, Inc., Conv., 5.000%................................           33,500    1,239,500
                                                                                                   -----------
                                                                                                     1,432,500
                                                                                                   -----------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
  Equity Residential Properties Trust, 7.250%...................................            7,800      161,850
                                                                                                   -----------
TELECOMMUNICATIONS -- 0.6%
  Hyperion Telecommunications, Inc., 12.875% PIK................................            2,104    1,872,516
                                                                                                   -----------
UTILITIES -- 0.4%
  Del Marva Power & Light Co., 4.000%...........................................              434       28,861
  Entergy Louisiana, Inc., 4.440%...............................................              830       53,535
  Entergy New Orleans, Inc., 4.360%.............................................               90        5,242
  Entergy New Orleans, Inc., 4.750%.............................................            2,876      184,064

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                                                         SHARES      VALUE +
--------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- CONTINUED
UTILITIES -- CONTINUED
  Jersey Central Power & Light Co., 4.000%......................................              850  $    50,575
  MDU Resources Group, Inc., 5.100%.............................................              960       82,200
  Niagara Mohawk Power Corp., 3.400%............................................            5,100      242,250
  Niagara Mohawk Power Corp., 3.600%............................................              200        9,400
  Niagara Mohawk Power Corp., 3.900%............................................              250       13,625
  Niagara Mohawk Power Corp., 4.850%............................................            2,850      213,750
  Northern States Power Co., $4.11..............................................              100        6,369
  Public Service Electric & Gas Co., 4.180%.....................................            1,950      135,525
                                                                                                   -----------
                                                                                                     1,025,396
                                                                                                   -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $5,389,850)................................................                     4,887,912
                                                                                                   -----------
WARRANTS -- 0.0% OF NET ASSETS
COMPUTERS -- 0.0%
  Streamlogic Corp., expiring 10/07/01 * -C-....................................              250            0
                                                                                                   -----------
FOREIGN GOVERNMENT/AGENCY -- 0.0%
  United Mexican States, expiring 2/17/09 *.....................................              825       62,390
                                                                                                   -----------
  TOTAL WARRANTS
    (Identified Cost $18,565)...................................................                        62,390
                                                                                                   -----------

                                                                                          FACE
                                                                                         AMOUNT
--------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.4% OF NET ASSETS
  Repurchase Agreement with State Street Bank and Trust Co., dated 9/30/99 at
    4.250% to be repurchased at $1,205,142 on 10/01/99 collateralized by
    $975,000 U.S. Treasury Bond, 8.875% due 2/15/19 with a value of
    $1,234,746..................................................................  USD   1,205,000    1,205,000
                                                                                                   -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,205,000)................................................                     1,205,000
                                                                                                   -----------
TOTAL INVESTMENTS -- 98.7%
  (IDENTIFIED COST $316,996,324) @..............................................                   294,004,356
    CASH AND OTHER ASSETS, LESS LIABILITIES -- 1.3%.............................                     4,003,003
                                                                                                   -----------
NET ASSETS -- 100%..............................................................                   $298,007,359
                                                                                                   ===========

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

  +  See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
-C-  Security in Chapter 11 bankruptcy.
  ^  Security in default.
 ++ Floating Rate Bond: Coupon is six month London Interbank Offered Rate (LIBOR) plus .8125%.
PIK  All or a portion of income may be received as additional securities.
  *  Non-income producing security.
  @ At September 30, 1999, the net unrealized depreciation on investments based on cost of $317,121,465 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $8,551,668 and $31,668,777, respectively, resulting in net unrealized depreciation of $23,117,109.

Key to Abbreviations:
             CAD:      Canadian Dollar
             NZD:      New Zealand Dollar
             USD:      United States Dollar
             ZAR:      South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                             FACE
                                                            AMOUNT       VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- 90.0% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 61.6%
BROADCASTING -- 1.7%
  Fox Family Worldwide, Inc., Zero Coupon Bond,
    11/01/07 (step to 10.250% on 11/01/02) #.......  USD     675,000   $   435,375
                                                                       -----------
CANADIAN -- 3.6%
  Clearnet Communications, Inc., Zero Coupon Bond,
    8/13/07 (step to 11.750% on 8/13/02) #.........  CAD     815,000       377,212
  Clearnet Communications, Inc., Zero Coupon Bond,
    2/15/09 (step to 10.750% on 2/15/04) #.........          350,000       134,002
  Clearnet Communications, Inc., Zero Coupon Bond,
    5/01/09 (step to 10.125% on 5/01/04) #.........  USD     250,000       151,250
  Microcell Telecommunications, Inc., Zero Coupon
    Bond, 10/15/07 (step to 11.125% on 10/15/02)
    #..............................................  CAD     535,000       229,410
  Semi-Tech Corp., Zero Coupon Bond, 8/15/03 (step
    to 11.50% on 8/15/00) # -C-....................  USD   1,400,000        15,750
                                                                       -----------
                                                                           907,624
                                                                       -----------
ENTERTAINMENT -- 0.1%
  Boston Celtics Ltd., 6.000%, 6/30/38.............           44,000        26,290
                                                                       -----------
FOOD & BEVERAGE -- 1.2%
  Borden, Inc., 7.875%, 2/15/23....................          370,000       293,432
                                                                       -----------
FOREIGN GOVERNMENT/AGENCY -- 11.2%
  Republic of Argentina, 8.875%, 3/01/29...........          325,000       221,715
  Republic of Brazil, 10.125%, 5/15/27.............          675,000       509,625
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK...          657,403       418,306
  Republic of Ecuador, 6.750%, 2/27/15 ++..........        1,106,133       160,389
  Republic of Panama, 4.250%, 7/17/14 (step to
    4.500% on 7/17/00) #...........................          300,000       216,750
  Republic of Peru, 3.750%, 3/07/17 (step to 4.000%
    on 3/07/01) #..................................        1,200,000       646,560
  Republic of Venezuela, 9.250%, 9/15/27...........        1,050,000       693,000
                                                                       -----------
                                                                         2,866,345
                                                                       -----------
FOREIGN ISSUER -- 19.4%
  Alestra SA, 12.125%, 5/15/06 144A................          125,000       120,000
  Bangko Sentral Pilipinas, 8.600%, 6/15/27........          400,000       307,720
  Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29
    144A...........................................          400,000       275,996
  Compania de Alimentos Fargo SA, 13.250%,
    8/01/08........................................          375,000       290,625
  Dolphin Telecom Plc, Zero Coupon Bond, 6/01/08
    (step to 11.625% on 6/01/03) #.................  EUR     500,000       226,387
  Espirito Santo Centrais Eletricas SA, 10.000%,
    7/15/07........................................  USD     375,000       272,812

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             FACE
                                                            AMOUNT       VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOREIGN ISSUER -- CONTINUED
  Korea Electric Power Corp., 7.400%, 4/01/16......  USD     254,559   $   224,030
  Multicanal SA, 13.125%, 4/15/09 144A.............          275,000       250,938
  Murrin Murrin Holdings Property Ltd., 9.375%,
    8/31/07........................................           75,000        65,250
  Petroleos Mexicanos, 9.250%, 3/30/18.............          200,000       168,000
  Petroleos Mexicanos, 9.500%, 9/15/27.............          275,000       232,375
  Petroleos Mexicanos, Medium Term, 8.625%,
    12/01/23 144A..................................          275,000       213,125
  Philippine Long Distance Telephone Co., 8.350%,
    3/06/17........................................          175,000       135,911
  Pindo Deli Finance Mauritius Ltd., 10.750%,
    10/01/07.......................................          500,000       270,000
  Pindo Deli Finance Mauritius Ltd., 10.875%,
    10/01/27.......................................          600,000       273,000
  Pycsa Panama SA, 10.280%, 12/15/12 144A..........          123,688        80,397
  Quezon Power Philippines Co., 8.860%, 6/15/17....          325,000       249,366
  Siam Commercial Bank Public Co. Ltd., 7.500%,
    3/15/06 144A...................................          275,000       214,500
  Tata Electric Co., 8.500%, 8/19/17 144A..........          200,000       161,916
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A....          335,000       243,753
  TFM SA de CV, Zero Coupon Bond, 6/15/09 (step to
    11.750% on 6/15/02) #..........................          250,000       135,000
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04.....          250,000       137,500
  Total Access Communication Public Co. Ltd.,
    7.625%, 11/04/01 144A..........................          200,000       168,000
  Total Access Communication Public Co. Ltd.,
    8.375%, 11/04/06 144A..........................          300,000       214,888
                                                                       -----------
                                                                         4,931,489
                                                                       -----------
HEALTH CARE -- SERVICES -- 0.2%
  Integrated Health Services, Inc., 9.250%,
    1/15/08........................................          250,000        42,500
  Integrated Health Services, Inc., 9.500%,
    9/15/07........................................           50,000         8,500
                                                                       -----------
                                                                            51,000
                                                                       -----------
OIL & GAS -- 5.7%
  Chesapeake Energy Corp., 7.875%, 3/15/04.........          200,000       176,000
  Chesapeake Energy Corp., 9.625%, 5/01/05.........          425,000       400,562
  Hvide Marine, Inc., 8.375%, 2/15/08 ^............          200,000        88,000
  Pioneer Natural Resources Co., 7.200%, 1/15/28...          250,000       189,673
  R & B Falcon Corp., 6.750%, 4/15/05..............          250,000       212,500
  R & B Falcon Corp., 7.375%, 4/15/18..............          500,000       382,500
                                                                       -----------
                                                                         1,449,235
                                                                       -----------
RETAIL -- GENERAL -- 2.1%
  Dillon Read Structured Finance Corp., 7.430%,
    8/15/18........................................          250,000       223,877
  Venator Group, Inc., 7.000%, 10/15/02............          125,000       112,188

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             FACE
                                                            AMOUNT       VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
RETAIL -- GENERAL -- CONTINUED
  Woolworth Corp., 8.500%, 1/15/22.................  USD     310,000   $   207,700
                                                                       -----------
                                                                           543,765
                                                                       -----------
STEEL -- 0.1%
  Geneva Steel Co., 9.500%, 1/15/04 ^..............          101,000        20,958
                                                                       -----------
TELECOMMUNICATIONS -- 12.3%
  Intermedia Communications, Inc., Zero Coupon
    Bond, 3/01/09 (step to 12.250% on 3/01/04) #...          750,000       371,250
  McCaw International Ltd., Zero Coupon Bond,
    4/15/07 (step to 13.000% on 4/15/02) #.........          200,000       120,000
  Nextel Communications, Inc., Zero Coupon Bond,
    10/31/07 (step to 9.750% on 10/31/02) #........          400,000       283,000
  Nextel Communications, Inc., Zero Coupon Bond,
    2/15/08 (step to 9.950% on 2/15/03) #..........          250,000       174,375
  Nextel International, Inc., Zero Coupon Bond,
    4/15/08 (step to 12.125% on 4/15/03) #.........          150,000        75,375
  Nextlink Communications, Inc., Zero Coupon Bond,
    4/15/08 (step to 9.450% on 4/15/03) #..........          250,000       146,250
  RCN Corp., Zero Coupon Bond, 2/15/08 (step to
    9.800% on 2/15/03) #...........................          900,000       540,000
  RCN Corp., Zero Coupon Bond, 7/01/08 (step to
    11.000% on 7/01/03) #..........................          150,000        90,000
  Telecorp PCS, Inc., Zero Coupon Bond, 4/15/09
    (step to 11.625% on 4/15/04) 144A #............          600,000       347,250
  Teligent, Inc., Zero Coupon Bond, 3/01/08 (step
    to 11.500% on 3/01/03) #.......................        1,175,000       616,875
  Tritel PCS, Inc., Zero Coupon Bond, 5/15/09 (step
    to 12.750% on 5/15/04) 144A #..................          500,000       280,000
  Triton Communications LLC, Zero Coupon Bond,
    5/01/08 (step to 11.000% on 5/01/03) #.........          150,000       100,500
                                                                       -----------
                                                                         3,144,875
                                                                       -----------
TEXTILE & APPAREL -- 0.8%
  Phillips Van Heusen Corp., 7.750%, 11/15/23......          275,000       214,613
                                                                       -----------
U.S. GOVERNMENT -- 3.2%
  U.S. Treasury Bonds, 5.500%, 8/15/28.............          900,000       805,500
                                                                       -----------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $17,824,048)..................                     15,690,501
                                                                       -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             FACE
                                                            AMOUNT       VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
CONVERTIBLE BONDS -- 28.4%
AUTO & RELATED -- 1.2%
  Exide Corp., 2.900%, 12/15/05 144A...............  USD     535,000   $   311,638
                                                                       -----------
CANADIAN -- 1.5%
  Rogers Communications, Inc., 2.000%, 11/26/05....          485,000       381,938
                                                                       -----------
COMPUTERS -- 4.1%
  Cray Research, Inc., 6.125%, 2/01/11.............          140,000        93,100
  Data General Corp., 6.000%, 5/15/04..............          268,000       277,380
  HMT Technology Corp., 5.750%, 1/15/04............           84,000        31,920
  Maxtor Corp., 5.750%, 3/01/12....................          420,000       294,000
  Read Rite Corp., 6.500%, 9/01/04.................          250,000       100,000
  S3, Inc., 5.750%, 10/01/03.......................          112,000       100,520
  Telxon Corp., 5.750%, 1/01/03....................          181,000       124,211
  Western Digital, Zero Coupon Bond, 2/18/18
    144A...........................................          223,000        32,335
                                                                       -----------
                                                                         1,053,466
                                                                       -----------
ELECTRONICS -- 5.3%
  Cirrus Logic, Inc., 6.000%, 12/15/03.............          460,000       335,800
  EDO Corp., 7.000%, 12/15/11......................          100,000        81,000
  Integrated Device Technology, 5.500%, 6/01/02....           28,000        28,420
  Kent Electronics Corp., 4.500%, 9/01/04..........          265,000       215,975
  Lam Research Corp., 5.000%, 9/01/02..............          530,000       528,675
  LTX Corp., 7.250%, 4/15/11.......................           50,000        37,500
  Richardson Electronics Ltd., 7.250%, 12/15/06....          100,000        72,125
  Zenith Electronics Corp., 6.250%, 4/01/11 ^......          302,000        51,340
                                                                       -----------
                                                                         1,350,835
                                                                       -----------
FOREIGN ISSUER -- 6.3%
  Advanced Agro Public Co., 3.500%, 6/17/01........          320,000       265,600
  APP Finance VII Mauritius Ltd., 3.500%,
    4/30/03........................................          125,000        62,656
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03
    144A...........................................          140,000        70,175
  Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04....          320,000       148,800
  Banpu Public Co., 2.750%, 4/10/03................           80,000        70,400
  Empresas ICA Sociedad, 5.000%, 3/15/04...........          420,000       247,800
  Loxley Public Co. Ltd., 2.500%, 4/04/01 ^........          200,000        54,000
  Samsung Electronics Co. Ltd., Zero Coupon Bond,
    12/31/07.......................................          140,000       176,050
  Sappi BVI Finance, 7.500%, 8/01/02...............          170,000       163,200
  Siam Commercial Bank Public Co. Ltd., 3.250%,
    1/24/04........................................          525,000       239,531
  Ssangyong Oil Refining Co., Inc., 3.000%,
    12/31/04.......................................          110,000        73,150

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             FACE
                                                            AMOUNT       VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOREIGN ISSUER -- CONTINUED
  Total Access Communication Public Co. Ltd.,
    2.000%, 5/31/06................................  USD      50,000   $    47,750
                                                                       -----------
                                                                         1,619,112
                                                                       -----------
FREIGHT TRANSPORTATION -- 0.1%
  Worldway Corp., 6.250%, 4/15/11..................           28,000        22,680
                                                                       -----------
HEALTH CARE -- DRUGS -- 2.3%
  Dura Pharmaceuticals, Inc., 3.500%, 7/15/02......          346,000       265,987
  Glycomed, Inc., 7.500%, 1/01/03..................           84,000        66,360
  NABI, Inc., 6.500%, 2/01/03......................          320,000       264,000
                                                                       -----------
                                                                           596,347
                                                                       -----------
HEALTH CARE -- PRODUCTS -- 0.5%
  Centocor, Inc., 4.750%, 2/15/05..................          100,000       131,625
                                                                       -----------
HEALTH CARE -- SERVICES -- 0.8%
  Medical Care International, Inc., 6.750%,
    10/01/06.......................................           84,000        70,245
  PhyCor, Inc., 4.500%, 2/15/03....................           56,000        39,620
  Tenet Healthcare Corp., 6.000%, 12/01/05.........          112,000        87,640
                                                                       -----------
                                                                           197,505
                                                                       -----------
HOME BUILDERS -- 0.6%
  Schuler Homes, Inc., 6.500%, 1/15/03.............          182,000       145,600
                                                                       -----------
INDUSTRIAL EQUIPMENT -- 0.8%
  MascoTech, Inc., 4.500%, 12/15/03................          250,000       200,313
                                                                       -----------
INSURANCE -- 1.8%
  Loews Corp., 3.125%, 9/15/07.....................          525,000       448,875
                                                                       -----------
MACHINERY -- 0.1%
  Intevac, Inc., 6.500%, 3/01/04...................           56,000        29,120
                                                                       -----------
MANUFACTURING -- 0.5%
  Hexcel Corp., 7.000%, 8/01/03....................           56,000        44,380
  Hexcel Corp., 7.000%, 8/01/11....................           98,000        75,338
                                                                       -----------
                                                                           119,718
                                                                       -----------
RESTAURANTS -- 1.4%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15
    ^..............................................          559,000         2,096
  Boston Chicken, Inc., 4.500%, 2/01/04 ^..........          615,000         6,150
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04.......           70,000        36,400
  Shoney's, Inc., Zero Coupon Bond, 4/11/04........        1,200,000       240,000

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             FACE
                                                            AMOUNT       VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
RESTAURANTS -- CONTINUED
  TPI Enterprises, Inc., 8.250%, 7/15/02...........  USD     150,000   $    75,000
                                                                       -----------
                                                                           359,646
                                                                       -----------
RETAIL -- SPECIALTY -- 0.3%
  Bell Sports Corp., 4.250%, 11/15/00..............           53,000        42,930
  CML Group, Inc., 5.500%, 1/15/03 ^...............           81,000           101
  Jacobson Stores, Inc., 6.750%, 12/15/11..........           56,000        38,710
                                                                       -----------
                                                                            81,741
                                                                       -----------
TELECOMMUNICATIONS -- 0.7%
  Broadband Technologies, Inc., 5.000%, 5/15/01....          415,000       176,375
                                                                       -----------
TEXTILE & APPAREL -- 0.1%
  Dixie Yarns, Inc., 7.000%, 5/15/12...............           32,000        24,000
                                                                       -----------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $9,006,424)...................                      7,250,534
                                                                       -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $26,830,472)..................                     22,941,035
                                                                       -----------

                                                            SHARES
----------------------------------------------------------------------------------
COMMON STOCKS -- 5.1% OF NET ASSETS
FOREIGN ISSUER -- 1.3%
  Sappi Ltd. ADR...................................            3,450       320,850
                                                                       -----------
OIL & GAS -- 0.4%
  Chesapeake Energy Corp...........................           25,025        96,972
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS -- 3.3%
  Associated Estates Realty Corp...................           12,600       115,763
  Berkshire Realty Co., Inc........................            5,500        66,000
  Developers Diversified Realty Corp...............           14,550       203,700
  Meditrust Corp...................................           54,300       461,550
                                                                       -----------
                                                                           847,013
                                                                       -----------
RESTAURANTS -- 0.1%
  Advantica Restaurant Group, Inc. *...............            8,745        26,508
                                                                       -----------
  TOTAL COMMON STOCKS
    (Identified Cost $1,524,795)...................                      1,291,343
                                                                       -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                            SHARES       VALUE +
----------------------------------------------------------------------------------
PREFERRED STOCKS -- 3.0% OF NET ASSETS
FOREIGN ISSUER -- 0.7%
  Philippine Long Distance Telephone Co., $3.50,
    GDS............................................            3,450   $   143,175
  Siam Commercial Bank Public Co. Ltd., 5.25%......           30,000        26,946
                                                                       -----------
                                                                           170,121
                                                                       -----------
OIL & GAS -- 0.0%
  Hvide Capital Trust, 6.500% ^....................            3,000         6,000
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
  Meditrust Corp., Series A, 9.00%.................            3,500        53,156
                                                                       -----------
TELECOMMUNICATIONS -- 0.9%
  Hyperion Telecommunications, Inc., 12.875% PIK...              267       237,657
                                                                       -----------
UTILITIES -- 1.2%
  Central Maine Power Co., 3.500%..................            1,320        62,700
  Niagara Mohawk Power Corp., 3.400%...............            1,560        74,100
  Niagara Mohawk Power Corp., 3.600%...............              960        45,120
  Niagara Mohawk Power Corp., 4.100%...............            1,890       118,125
                                                                       -----------
                                                                           300,045
                                                                       -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $933,748).....................                        766,979
                                                                       -----------
WARRANTS -- 0.0% OF NET ASSETS
FINANCIAL SERVICES -- 0.0%
  Siam Commercial Bank Public Co. Ltd., expiring
    5/10/02 *......................................           30,000         8,615
                                                                       -----------
  TOTAL WARRANTS
    (Identified Cost $0)...........................                          8,615
                                                                       -----------
TOTAL INVESTMENTS -- 98.1%
  (IDENTIFIED COST $29,289,015) @..................                     25,007,972
    Cash and Other Assets, Less Liabilities --
      1.9%.........................................                        476,125
                                                                       -----------
NET ASSETS -- 100%.................................                    $25,484,097
                                                                       ===========

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                    +   See Note 1.
                    #   Step Bond: Coupon is zero or below market rate for an
                        initial period and then increases at a specified date and
                        rate.
                    ^   Security in default.
                  -C-   Security in Chapter 11 bankruptcy.
                  PIK   All or a portion of income may be received as additional
                        securities.
                   ++   Floating Rate Bond: Coupon is six month London Interbank
                        Offered Rate (LIBOR) plus .8125%.
                 144A   Securities exempt from registration under Rule 144A of the
                        Securities Act of 1933. These securities may be resold in
                        transactions exempt from registration, normally to qualified institutional buyers.
                    *   Non-income producing security.
                    @   At September 30, 1999, the net unrealized depreciation on
                        investments based on cost of $29,473,992 for federal income tax purposes was as follows: Aggregate gross unrealized
                        appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized
                        depreciation for all securities in which there is an excess of tax cost over value were $926,092 and $5,394,698,
                        respectively, resulting in net unrealized depreciation of
                        $4,468,606.

Key to Abbreviations:
             ADR:      American Depositary Receipts
             CAD:      Canadian Dollar
             EUR:      Euro
             GDS:      Global Depositary Shares
             USD:      United States Dollar

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                           FACE
                                                          AMOUNT        VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- 98.4% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 98.4%
AUTO & RELATED -- 3.4%
  Dana Corp., 6.250%, 3/01/04....................       $   200,000   $    192,430
  Delphi Automotive Systems Corp., 6.125%,
    5/01/04......................................           150,000        144,262
  TRW, Inc., 6.625%, 6/01/04 144A................           150,000        147,081
                                                                      ------------
                                                                           483,773
                                                                      ------------
BANKS/SAVINGS & LOANS -- 4.3%
  Bank of America Corp., 7.200%, 4/15/06.........            50,000         50,241
  Capital One Bank, 6.375%, 2/15/03..............           590,000        573,037
                                                                      ------------
                                                                           623,278
                                                                      ------------
CHEMICALS - MAJOR -- 1.4%
  Rohm & Haas Co., 6.950%, 7/15/04 144A..........           205,000        205,398
                                                                      ------------
COMPUTERS -- 0.8%
  Sun Microsystems, Inc., 7.350%, 8/15/04........           110,000        111,344
                                                                      ------------
DATA PROCESSING SERVICES -- 2.1%
  Ceridian Corp., 7.250%, 6/01/04 144A...........           300,000        297,759
                                                                      ------------
FINANCIAL SERVICES -- 20.6%
  Asset Securitization Corp., 7.010%, 10/13/26...           329,386        332,947
  Bear Stearns Cos., Inc., 6.150%, 3/02/04.......           350,000        337,355
  Commercial Credit Co., 6.500%, 6/01/05.........            50,000         49,039
  Duke Capital Corp., 7.250%, 10/01/04...........           150,000        150,074
  EQCC Home Equity Loan Trust, 5.150%, 9/15/08...            87,051         84,244
  First USA Credit Card Master Trust, 5.550%,
    9/18/06......................................           225,000        213,959
  Ford Motor Credit Co., 7.500%, 1/15/03.........            50,000         51,004
  Green Tree Financial Corp., 6.080%, 3/01/30....           350,000        336,437
  Green Tree Financial Corp., 6.160%, 2/01/31....           300,000        287,811
  Household Finance Corp., 5.875%, 9/25/04.......           450,000        428,557
  Navistar Financial Corp., 6.220%, 10/17/05.....           250,000        247,765
  Prudential Home Mortgage Securities Co.,
    6.000%, 1/25/09..............................           200,000        194,124
  Vanderbilt Mortgage & Finance, Inc., 6.545%,
    4/07/18......................................           250,000        241,278
                                                                      ------------
                                                                         2,954,594
                                                                      ------------
FOREIGN GOVERNMENT/AGENCY -- 6.6%
  Government of Poland, 5.000%, 10/27/14 (step to
    6.000% on 10/27/02) #........................           475,000        418,000
  Republic of South Africa, 8.375%, 10/17/06.....           550,000        537,625
                                                                      ------------
                                                                           955,625
                                                                      ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                           FACE
                                                          AMOUNT        VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOREIGN ISSUER -- 10.7%
  Enersis SA, 6.900%, 12/01/06...................       $    50,000   $     45,589
  Industrial Finance Corp. of Thailand, 7.375%,
    1/14/07 144A.................................           250,000        229,957
  Korea Electric Power Corp., 7.750%, 4/01/13....           150,000        135,267
  Pemex Finance Ltd., 9.140%, 8/15/04 144A.......           150,000        149,696
  Perez Companc SA, 8.125%, 7/15/07 144A.........           525,000        451,500
  Pohang Iron & Steel Co. Ltd., 7.125%,
    11/01/06.....................................           250,000        232,822
  Tenaga Nasional Berhad, 7.625%, 4/29/07 144A...           325,000        292,851
                                                                      ------------
                                                                         1,537,682
                                                                      ------------
FOREST & PAPER PRODUCTS -- 1.0%
  Temple-Inland, Inc., 6.750%, 3/01/09...........           150,000        141,601
                                                                      ------------
GOVERNMENT AGENCIES -- 7.7%
  Federal Home Loan Mortgage Corp., 5.500%,
    3/01/13......................................           481,102        453,284
  Federal Home Loan Mortgage Corp., 6.000%,
    11/01/12.....................................           459,629        442,535
  Federal National Mortgage Association, 5.500%,
    4/25/06......................................           150,000        148,734
  Federal National Mortgage Association, 6.500%,
    2/01/11......................................            57,799         56,920
                                                                      ------------
                                                                         1,101,473
                                                                      ------------
HEALTH CARE - PRODUCTS -- 1.6%
  Bausch & Lomb, Inc., 6.500%, 8/01/05...........           250,000        236,033
                                                                      ------------
OIL & GAS -- 6.1%
  El Paso Energy Corp., 6.750%, 5/15/09..........           150,000        141,715
  Pioneer Natural Resources Co., 6.500%,
    1/15/08......................................           400,000        329,372
  R & B Falcon Corp., 6.500%, 4/15/03............           450,000        400,500
                                                                      ------------
                                                                           871,587
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 13.8%
  American Health Properties, Inc., 7.050%,
    1/15/02......................................           525,000        512,400
  Highwoods Realty LP, 6.750%, 12/01/03..........           500,000        475,930
  Oasis Residential, Inc., 6.750%, 11/15/01......           500,000        482,645
  Trinet Corporate Realty Trust, Inc., 6.750%,
    3/01/13......................................           550,000        517,016
                                                                      ------------
                                                                         1,987,991
                                                                      ------------
SECURITIES -- 8.5%
  Lehman Brothers Holdings, Inc., 7.125%,
    9/15/03......................................           540,000        538,807
  Morgan Stanley Dean Witter & Co., 5.625%,
    1/20/04......................................           250,000        238,865

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                           FACE
                                                          AMOUNT        VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
SECURITIES -- CONTINUED
  Nomura Asset Securities Corp., 6.280%,
    3/17/28......................................       $   446,952   $    438,348
                                                                      ------------
                                                                         1,216,020
                                                                      ------------
TELECOMMUNICATIONS -- 3.6%
  TCI Communications, Inc., 6.875%, 2/15/06......           525,000        521,955
                                                                      ------------
TEXTILE & APPAREL -- 1.3%
  Tommy Hilfiger Corp., 6.500%, 6/01/03..........           200,000        192,282
                                                                      ------------
TRUCKING & LEASING -- 2.5%
  Amerco, 7.490%, 9/18/01........................           350,000        356,353
                                                                      ------------
UTILITIES -- 2.4%
  Pennsylvania Electric Co., 5.750%, 4/01/04.....           200,000        192,570
  Texas Utilities Co., 5.940%, 10/15/01..........           150,000        147,896
                                                                      ------------
                                                                           340,466
                                                                      ------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $14,671,962)................                       14,135,214
                                                                      ------------
  TOTAL BONDS AND NOTES
    (Identified Cost $14,671,962)................                       14,135,214
                                                                      ------------
TOTAL INVESTMENTS -- 98.4%
  (IDENTIFIED COST $14,671,962) @................                       14,135,214
    Cash and Other Assets, Less Liabilities --
      1.6%.......................................                          235,864
                                                                      ------------
NET ASSETS -- 100%...............................                     $ 14,371,078
                                                                      ============

                    +   See Note 1.
                 144A   Securities exempt from registration under Rule 144A of the
                        Securities Act of 1933. These securities may be resold in
                        transactions exempt from registration, normally to qualified institutional buyers.
                    #   Step Bond: Coupon is zero or below market rate for an
                        initial period and then increases at a specified date and
                        rate.
                    @   At September 30, 1999, the net unrealized depreciation on
                        investments based on cost of $14,671,962 for federal income tax purposes was as follows: Aggregate gross unrealized
                        appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized
                        depreciation for all securities in which there is an excess of tax cost over value were $11,974 and $548,722,
                        respectively, resulting in net unrealized depreciation of
                        $536,748.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                           FACE
                                                          AMOUNT        VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- 96.8% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 79.9%
AIR TRANSPORT -- 2.5%
  Atlas Air, Inc., 7.680%, 1/02/14...............  USD    3,953,659   $  3,719,602
                                                                      ------------
ASSET-BACKED SECURITIES -- 0.0%
  Money Store Home Equity Trust, 6.890%,
    3/15/16......................................             9,392          9,375
                                                                      ------------
AUTO & RELATED -- 2.2%
  Delphi Automotive Systems Corp., 7.125%,
    5/01/29......................................         1,125,000      1,013,276
  Ford Motor Co., 6.375%, 2/01/29................         2,000,000      1,711,060
  TRW, Inc., 7.750%, 6/01/29 144A................           500,000        483,679
                                                                      ------------
                                                                         3,208,015
                                                                      ------------
BANKS/SAVINGS & LOANS -- 0.8%
  Bank of America Corp., 5.750%, 3/01/04.........           120,000        115,187
  Bank of America Corp., 5.875%, 2/15/09.........            50,000         45,567
  Bank of America Corp., 7.200%, 4/15/06.........            75,000         75,361
  First Union Institutional Trust, 7.850%,
    1/01/27......................................           500,000        476,415
  Key Bank NA, 6.950%, 2/01/28...................           500,000        448,450
                                                                      ------------
                                                                         1,160,980
                                                                      ------------
BUILDING & CONSTRUCTION -- 0.3%
  Lennar Corp., 7.625%, 3/01/09..................           500,000        454,240
                                                                      ------------
CANADIAN -- 16.2%
  Canadian Government, Zero Coupon Bond,
    6/01/25......................................  CAD   31,550,000      4,803,150
  Hydro Quebec, Zero Coupon Bond, 8/15/20........         7,500,000      1,258,899
  MacMillan Bloedel Ltd., 7.700%, 2/15/26........  USD      305,000        300,492
  Milit-Air, Inc., 5.750%, 6/30/19 144A..........  CAD    1,800,000      1,166,508
  New Brunswick FM Project, Zero Coupon Bond,
    11/30/27 (step to 6.470% on 5/30/03) 144A
    #............................................           500,000        261,751
  Ontario Hydro, Zero Coupon Bond, 10/15/21......           850,000        139,169
  Ontario Hydro, 8.900%, 8/18/22.................         1,175,000      1,040,162
  Province of Alberta, 5.930%, 9/16/16...........           693,750        468,626
  Province of British Columbia, Zero Coupon Bond,
    8/23/13......................................         5,000,000      1,404,710
  Province of British Columbia, Zero Coupon Bond,
    6/09/14......................................         1,000,000        267,064
  Province of British Columbia, Zero Coupon Bond,
    9/05/20......................................         3,300,000        585,227
  Province of British Columbia, Zero Coupon Bond,
    6/09/22......................................         4,000,000        633,542
  Province of British Columbia, Zero Coupon Bond,
    8/19/22......................................         4,195,000        656,432

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                           FACE
                                                          AMOUNT        VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
CANADIAN -- CONTINUED
  Province of British Columbia, Zero Coupon Bond,
    8/23/24......................................  CAD   10,000,000   $  1,377,825
  Province of British Columbia, Zero Coupon Bond,
    11/19/27.....................................         6,500,000        727,511
  Province of British Columbia, 5.700%,
    6/18/29......................................           325,000        199,561
  Province of Manitoba, 6.500%, 9/22/17..........         1,825,000      1,261,563
  Province of Manitoba, 7.750%, 12/22/25.........         3,100,000      2,482,300
  Province of Newfoundland, 6.150%, 4/17/28......           500,000        320,219
  Province of Ontario, Zero Coupon Bond,
    6/02/27......................................        10,000,000      1,165,532
  Province of Saskatchewan, Zero Coupon Bond,
    4/10/14......................................         2,500,000        682,344
  Province of Saskatchewan, 5.750%, 3/05/29......         3,550,000      2,223,293
  Province of Saskatchewan (Certificate of
    Deposit), Zero Coupon Bond, 2/04/22..........         1,281,000        210,138
  Province of Saskatchewan (Certificate of
    Deposit), Zero Coupon Bond, 5/30/25..........         1,250,000        165,983
                                                                      ------------
                                                                        23,802,001
                                                                      ------------
COMPUTERS -- 3.6%
  Dell Computer Corp., 7.100%, 4/15/28...........  USD      350,000        317,124
  Seagate Technology, Inc., 7.370%, 3/01/07......         2,000,000      1,812,120
  Seagate Technology, Inc., 7.450%, 3/01/37......         3,250,000      2,955,225
  Seagate Technology, Inc., 7.875%, 3/01/17......           200,000        157,464
                                                                      ------------
                                                                         5,241,933
                                                                      ------------
ELECTRONICS -- 0.2%
  Pioneer Standard Electronics, Inc., 8.500%,
    8/01/06......................................           250,000        228,958
                                                                      ------------
ENTERTAINMENT -- 4.4%
  Time Warner Entertainment Co., 6.875%,
    6/15/18......................................           410,000        377,438
  Time Warner Entertainment Co., 6.950%,
    1/15/28......................................         2,250,000      2,056,185
  Time Warner Entertainment Co., 7.570%,
    2/01/24......................................         2,300,000      2,251,976
  Time Warner Entertainment Co., 8.875%,
    10/01/12.....................................           145,000        160,890
  Time Warner, Inc., 6.625%, 5/15/29.............         1,850,000      1,613,200
                                                                      ------------
                                                                         6,459,689
                                                                      ------------
FINANCIAL SERVICES -- 3.5%
  American General Finance Corp., 5.875%,
    12/15/05.....................................           115,000        107,911
  Capital One Bank, 7.160%, 4/10/06..............           105,000        102,222
  Commercial Credit Co., 6.500%, 6/01/05.........            50,000         49,039
  Donaldson, Lufkin & Jenrett, Inc., 6.500%,
    4/01/08......................................            30,000         28,164
  Fleet Financial Group, 6.700%, 7/15/28.........           786,000        683,113
  Ford Motor Credit Co., 6.250%, 12/08/05........            50,000         48,174
  General Motors Acceptance Corp., 6.625%,
    10/15/05.....................................            50,000         49,106

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                           FACE
                                                          AMOUNT        VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FINANCIAL SERVICES -- CONTINUED
  Household Finance Corp., 5.875%, 2/01/09.......  USD    2,000,000   $  1,799,280
  Household Finance Corp., 7.200%, 7/15/06.......           120,000        119,805
  Merey Sweeny LP, 8.850%, 12/18/19 144A.........           500,000        495,710
  Sears Roebuck Acceptance Corp., 6.875%,
    10/15/17.....................................           100,000         90,047
  Security Capital Group, Inc., 7.700%,
    6/15/28......................................         1,000,000        841,860
  US West Capital Funding, Inc., 6.500%,
    11/15/18.....................................           500,000        439,005
  US West Capital Funding, Inc., 6.875%,
    7/15/28......................................           250,000        221,635
                                                                      ------------
                                                                         5,075,071
                                                                      ------------
FOOD & BEVERAGE -- 0.6%
  ConAgra, Inc., 7.000%, 10/01/28................         1,000,000        891,880
                                                                      ------------
FOREIGN GOVERNMENT/AGENCY -- 4.1%
  New South Wales Treasury, Zero Coupon Bond,
    11/23/20.....................................  AUD    6,000,000        981,067
  Republic of Brazil C Bond, 8.000%, 4/15/14
    PIK..........................................  USD    2,988,205      1,901,394
  Republic of South Africa, 8.500%, 6/23/17......         1,125,000        975,937
  Republic of South Africa, 12.000%, 2/28/05.....  ZAR    4,250,000        647,173
  Republic of South Africa, 12.500%, 12/21/06....         8,600,000      1,287,133
  Republic of South Africa, 13.000%, 8/31/10.....         1,500,000        223,358
                                                                      ------------
                                                                         6,016,062
                                                                      ------------
FOREIGN ISSUER -- 11.8%
  Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29
    144A.........................................  USD    2,250,000      1,552,477
  Cerro Negro Finance Ltd., 7.900%, 12/01/20
    144A.........................................           500,000        340,150
  Embotelladora Andina SA, 7.625%, 10/01/27......         1,000,000        739,080
  Enersis SA, 7.400%, 12/01/16...................         3,550,000      3,045,829
  Industrial Finance Corp. of Thailand, 6.875%,
    4/01/03 144A.................................           575,000        543,858
  Korea Electric Power Corp., 7.400%, 4/01/16....           462,835        407,327
  PDVSA Finance Ltd., 7.500%, 11/15/28...........         2,000,000      1,404,198
  Perez Companc SA, 8.125%, 7/15/07 144A.........           350,000        301,000
  Petrozuata Finance, Inc., 8.220%, 4/01/17
    144A.........................................           700,000        518,000
  Pindo Deli Finance Mauritius Ltd., 10.875%,
    10/01/27.....................................           100,000         45,500
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27
    144A.........................................         1,250,000        942,187
  Tata Electric Co., 8.500%, 8/19/17 144A........         1,000,000        809,580
  Telekom Malaysia Berhad, 7.875%, 8/01/25
    144A.........................................         2,750,000      2,272,325
  Tenaga Nasional Berhad, 7.500%, 11/01/25
    144A.........................................         5,390,000      3,921,872
  Total Access Communication Public Co. Ltd.,
    8.375%, 11/04/06 144A........................           150,000        107,444
  Transgas De Occidente SA, 9.790%, 11/01/10
    144A.........................................           488,867        403,914
                                                                      ------------
                                                                        17,354,741
                                                                      ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                           FACE
                                                          AMOUNT        VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOREST & PAPER PRODUCTS -- 0.3%
  Westvaco Corp., 7.000%, 8/15/23................  USD      500,000   $    438,415
                                                                      ------------
GOVERNMENT AGENCIES -- 1.9%
  Federal Farm Credit Bank, 8.650%, 10/01/99.....           100,000        100,000
  Federal Home Loan Mortgage Corp., 6.000%,
    4/15/28......................................         1,000,000        881,870
  Federal National Mortgage Association, Zero
    Coupon Bond, 10/29/07........................  NZD    6,850,000      1,848,913
                                                                      ------------
                                                                         2,830,783
                                                                      ------------
HEALTH CARE -- PRODUCTS -- 0.7%
  Bausch & Lomb, Inc., 7.125%, 8/01/28...........  USD    1,250,000      1,080,375
                                                                      ------------
HOME BUILDERS -- 1.8%
  Pulte Corp., 7.000%, 12/15/03..................           188,000        179,311
  Pulte Corp., 7.300%, 10/24/05..................           200,000        186,138
  Pulte Corp., 7.625%, 10/15/17..................         2,500,000      2,203,450
                                                                      ------------
                                                                         2,568,899
                                                                      ------------
INSURANCE -- 0.0%
  Progressive Corp., 6.625%, 3/01/29.............            35,000         30,162
                                                                      ------------
OIL & GAS -- 5.2%
  Coastal Corporation, 6.500%, 5/15/06...........           130,000        123,214
  Global Marine, Inc., 7.000%, 6/01/28...........           250,000        219,950
  Global Marine, Inc., 7.125%, 9/01/07...........            50,000         48,640
  Mitchell Energy & Development Corp., 6.750%,
    2/15/04......................................           300,000        282,990
  Pennzoil-Quaker State Co., 7.375%, 4/01/29.....           500,000        463,100
  Phillips Petroleum Co., 6.375%, 3/30/09........           100,000         94,324
  Pioneer Natural Resources Co., 7.200%,
    1/15/28......................................         1,000,000        758,690
  R & B Falcon Corp., 7.375%, 4/15/18............         2,750,000      2,103,750
  Seagull Energy Corp., 7.500%, 9/15/27..........         1,600,000      1,328,000
  Tennessee Gas Pipeline Co., 7.000%, 10/15/28...           750,000        674,805
  Union Oil Co., 7.500%, 2/15/29.................            45,000         43,001
  Union Pacific Resources Group, Inc., 7.150%,
    5/15/28......................................           350,000        311,812
  Union Pacific Resources Group, Inc., 7.500%,
    10/15/26.....................................           250,000        232,910
  Union Pacific Resources Group, Inc., 7.950%,
    4/15/29......................................         1,000,000        979,980
                                                                      ------------
                                                                         7,665,166
                                                                      ------------
RAIL -- TRANSPORT -- 0.1%
  Missouri Pacific Railroad Co., 5.000%,
    1/01/45......................................           275,000        148,500
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 6.1%
  AMB Property Corp., 7.500%, 6/30/18............         1,000,000        891,030
  American Health Properties, Inc., 7.500%,
    1/15/07......................................           110,000         97,277

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                           FACE
                                                          AMOUNT        VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
REAL ESTATE INVESTMENT TRUSTS -- CONTINUED
  Camden Property Trust, 7.000%, 11/15/06........  USD      500,000   $    469,215
  Colonial Realty LP, 8.050%, 7/15/06............           165,000        160,740
  Evans Withycombe Residential, Inc., 7.625%,
    4/15/07......................................            45,000         44,338
  First Industrial, 7.500%, 12/01/17.............         2,500,000      2,142,950
  First Industrial, 7.600%, 7/15/28..............         1,250,000      1,044,662
  Highwoods Realty LP, 7.500%, 4/15/18...........         1,000,000        892,220
  Susa Partnership LP, 7.450%, 7/01/18...........            80,000         68,977
  Susa Partnership LP, 7.500%, 12/01/27..........         1,750,000      1,466,990
  Trinet Corporate Realty Trust, Inc., 7.700%,
    7/15/17......................................         2,425,000      1,707,758
                                                                      ------------
                                                                         8,986,157
                                                                      ------------
RETAIL -- GENERAL -- 0.2%
  Woolworth Corp., 8.500%, 1/15/22...............           500,000        335,000
                                                                      ------------
SECURITIES -- 1.1%
  Lehman Brothers Holdings, Inc., 6.250%,
    4/01/03......................................            65,000         63,211
  Lehman Brothers Holdings, Inc., 6.625%,
    2/15/08......................................         1,500,000      1,407,930
  Lehman Brothers Holdings, Inc., 7.375%,
    1/15/07......................................            60,000         59,392
  Salomon Smith Barney Holdings, Inc., 7.375%,
    5/15/07......................................            85,000         85,893
                                                                      ------------
                                                                         1,616,426
                                                                      ------------
SUPRANATIONAL -- 2.4%
  International Bank for Reconstruction &
    Development, Zero Coupon Bond, 8/20/07.......  NZD    9,650,000      2,742,915
  International Bank for Reconstruction &
    Development, 8.000%, 5/23/07.................         1,505,000        781,673
                                                                      ------------
                                                                         3,524,588
                                                                      ------------
TAXABLE MUNICIPAL -- 0.5%
  Orange County, California Pension Obligation,
    Zero Coupon Bond, 9/01/16....................  USD    2,500,000        725,200
                                                                      ------------
TELECOMMUNICATIONS -- 0.8%
  AT&T Corp., 6.000%, 3/15/09....................           100,000         92,872
  Lucent Technologies, Inc., 6.450%, 3/15/29.....            65,000         58,464
  TCI Communications, Inc., 7.875%, 2/15/26......           970,000      1,003,349
                                                                      ------------
                                                                         1,154,685
                                                                      ------------
TEXTILE & APPAREL -- 1.0%
  Burlington Industries, Inc., 7.250%, 8/01/27...           285,000        238,462
  Fruit of the Loom, Inc., 7.375%, 11/15/23......           550,000        297,000

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                           FACE
                                                          AMOUNT        VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
TEXTILE & APPAREL -- CONTINUED
  Kellwood Co., 7.625%, 10/15/17.................  USD    1,000,000   $    877,140
                                                                      ------------
                                                                         1,412,602
                                                                      ------------
TOBACCO -- 1.6%
  Philip Morris Cos., Inc., 7.750%, 1/15/27......         2,350,000      2,287,796
                                                                      ------------
TRANSPORTATION -- 0.2%
  American President Cos. Ltd., 7.125%,
    11/15/03.....................................           500,000        285,000
  American President Cos. Ltd., 8.000%,
    1/15/24......................................           100,000         50,000
                                                                      ------------
                                                                           335,000
                                                                      ------------
U.S. GOVERNMENT -- 3.7%
  U.S. Treasury Bonds, 5.500%, 8/15/28...........         1,850,000      1,655,750
  U.S. Treasury Bonds, 6.625%, 2/15/27...........           880,000        908,873
  U.S. Treasury Notes, 3.375%, 1/15/07...........           105,174        100,441
  U.S. Treasury Notes, 5.250%, 5/15/04...........            30,000         29,320
  U.S. Treasury Notes, 5.625%, 2/15/06...........           250,000        245,040
  U.S. Treasury Notes, 5.750%, 11/30/02..........           200,000        199,874
  U.S. Treasury Notes, 6.250%, 2/15/07...........           200,000        201,750
  U.S. Treasury Notes, 6.375%, 8/15/02...........           150,000        152,508
  U.S. Treasury Notes, 6.500%, 5/15/05...........         1,000,000      1,023,750
  U.S. Treasury Notes, 6.500%, 10/15/06..........            50,000         51,125
  U.S. Treasury Notes, 7.250%, 5/15/04...........           150,000        158,156
  U.S. Treasury Strips, Zero Coupon Bond,
    8/15/20......................................         2,500,000        650,550
                                                                      ------------
                                                                         5,377,137
                                                                      ------------
UTILITIES -- 2.1%
  Boston Edison Co., 7.800%, 3/15/23.............           250,000        240,252
  Commonwealth Edison Co., 4.750%, 12/01/11......           126,000         99,167
  KN Capital Trust, 7.630%, 4/15/28..............         2,000,000      1,788,590
  KN Energy, Inc., 7.250%, 3/01/28...............         1,000,000        913,000
                                                                      ------------
                                                                         3,041,009
                                                                      ------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $124,604,067)...............                      117,180,447
                                                                      ------------
CONVERTIBLE BONDS -- 16.9%
AUTO & RELATED -- 0.3%
  Magna International Inc., Class A, 4.875%,
    2/15/05......................................           500,000        451,250
                                                                      ------------
COMPUTERS -- 0.1%
  Maxtor Corp., 5.750%, 3/01/12..................           150,000        105,000
                                                                      ------------
DIVERSIFIED OPERATIONS -- 2.1%
  Ogden Corp., 5.750%, 10/20/02..................           600,000        480,000

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                           FACE
                                                          AMOUNT        VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
DIVERSIFIED OPERATIONS -- CONTINUED
  Thermo Electron Corp., 4.250%, 1/01/03 144A....  USD    3,000,000   $  2,561,250
                                                                      ------------
                                                                         3,041,250
                                                                      ------------
ELECTRONICS -- 0.1%
  Lam Research Corp., 5.000%, 9/01/02............           100,000         99,750
  Richardson Electronics Ltd., 7.250%,
    12/15/06.....................................            50,000         36,062
  Zenith Electronics Corp., 6.250%, 4/01/11 ^....            71,000         12,070
                                                                      ------------
                                                                           147,882
                                                                      ------------
ENVIRONMENTAL SERVICES -- 1.1%
  Thermo TerraTech, Inc., 4.625%, 5/01/03........           250,000        220,000
  Thermo TerraTech, Inc., 4.625%, 5/01/03 144A...         1,650,000      1,452,000
                                                                      ------------
                                                                         1,672,000
                                                                      ------------
FINANCIAL SERVICES -- 3.7%
  Bell Atlantic Financial Services, 4.250%,
    9/15/05......................................         3,925,000      4,086,906
  Bell Atlantic Financial Services, 5.750%,
    4/01/03......................................         1,390,000      1,395,630
                                                                      ------------
                                                                         5,482,536
                                                                      ------------
FOREIGN ISSUER -- 1.8%
  Bangkok Bank Public Co. Ltd., 4.589%,
    3/03/04......................................           500,000        232,500
  Banpu Public Co., 2.750%, 4/10/03..............           500,000        440,000
  Burns, Philp, 5.500%, 4/30/04..................           590,000        300,900
  Empresas ICA Sociedad, 5.000%, 3/15/04.........           100,000         59,000
  Loxley Public Co. Ltd., 2.500%, 4/04/01 ^......         1,150,000        310,500
  Samsung Display Devices, 0.250%, 3/12/06.......           260,000        287,300
  Siam Commercial Bank Public Co. Ltd., 3.250%,
    1/24/04......................................           100,000         45,625
  Ssangyong Oil Refining Co., Inc., 3.000%,
    12/31/04.....................................           100,000         66,500
  Telekom Malaysia Berhad, 4.000%, 10/03/04......         1,075,000        882,844
                                                                      ------------
                                                                         2,625,169
                                                                      ------------
FREIGHT TRANSPORTATION -- 0.1%
  Builders Transportation, Inc., 6.500%, 5/01/11
    ^............................................           129,000            161
  Worldway Corp., 6.250%, 4/15/11................           250,000        202,500
                                                                      ------------
                                                                           202,661
                                                                      ------------
HEALTH CARE -- DRUGS -- 0.3%
  Chiron Corp., 1.900%, 11/17/00 144A............           300,000        316,125
  NABI, Inc., 6.500%, 2/01/03....................           100,000         82,500
                                                                      ------------
                                                                           398,625
                                                                      ------------
HEALTH CARE -- SERVICES -- 0.4%
  Healthsouth Corp., 3.250%, 4/01/03.............           750,000        577,500
                                                                      ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                           FACE
                                                          AMOUNT        VALUE +
----------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
INSURANCE -- 3.3%
  Loews Corp., 3.125%, 9/15/07...................  USD    5,725,000   $  4,894,875
                                                                      ------------
MACHINERY -- 0.0%
  Intevac, Inc., 6.500%, 3/01/04.................           100,000         52,000
                                                                      ------------
MANUFACTURING -- 0.1%
  FMC Corp., 6.750%, 1/16/05.....................           170,000        146,200
                                                                      ------------
MULTI-INDUSTRY -- 0.9%
  Thermo Instrument Systems, Inc., 4.500%,
    10/15/03 144A................................         1,450,000      1,254,250
                                                                      ------------
OIL & GAS -- 1.7%
  Baker Hughes, Inc., Zero Coupon Bond,
    5/05/08......................................         2,424,000      1,757,400
  Diamond Offshore Drilling, Inc., 3.750%,
    2/15/07......................................           350,000        372,750
  Noram Energy Corp., Inc., 6.000%, 3/15/12......           335,000        298,150
                                                                      ------------
                                                                         2,428,300
                                                                      ------------
PUBLISHING -- 0.3%
  Scholastic Corp., 5.000%, 8/15/05 144A.........           540,000        517,050
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
  Federal Realty Investors Trust, 5.250%,
    10/28/03.....................................           835,000        726,450
                                                                      ------------
RESTAURANTS -- 0.1%
  Shoney's, Inc., Zero Coupon Bond, 4/11/04......           525,000        105,000
                                                                      ------------
RETAIL -- SPECIALTY -- 0.0%
  CML Group, Inc., 5.500%, 1/15/03 ^.............            50,000             63
                                                                      ------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $26,260,339)................                       24,828,061
                                                                      ------------
  TOTAL BONDS AND NOTES
    (Identified Cost $150,864,406)...............                      142,008,508
                                                                      ------------

                                                          SHARES
----------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.4% OF NET ASSETS
CHEMICALS -- MAJOR -- 0.1%
  E.I. du Pont DeNemours & Co., $3.50............             2,200        133,100
                                                                      ------------
OIL & GAS -- 0.7%
  Weatherford International, Inc., 5.000%........            25,250        934,250
                                                                      ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                          SHARES        VALUE +
----------------------------------------------------------------------------------
PREFERRED STOCKS -- CONTINUED
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
  Camden Property Trust, $2.25...................             3,000   $     72,375
  Equity Residential Properties Trust, 7.250%....             5,350        111,012
  First Industrial Realty Trust, Inc., Series E,
    7.900%.......................................               500         10,688
                                                                      ------------
                                                                           194,075
                                                                      ------------
UTILITIES -- 0.5%
  Central Illinois Light Co., 4.500%.............               100          6,725
  Connecticut Light & Power Co., $2.20...........               263          8,153
  Dayton Power & Light Co., 3.750%...............               701         45,915
  Del Marva Power & Light Co., 4.000%............               350         23,275
  Duquesne Light Co., 4.000%.....................               200          6,100
  Illinois Power Co., 4.080%.....................               400         13,400
  Illinois Power Co., 4.200%.....................               300         10,200
  Jersey Central Power & Light Co., 4.000%.......             3,510        208,845
  MDU Resources Group, Inc., 5.100%..............               960         82,200
  Northern Indiana Public Service Co., 4.250%....             2,210        125,970
  Northern States Power Co., $4.08...............                50          3,450
  Northern States Power Co., $4.10...............               100          6,900
  Public Service Electric & Gas Co., 4.080%......               300         20,587
  San Diego Gas & Electric Co., 4.500%...........               100          1,413
  Southern California Edison Co., 4.240%.........             5,700         95,119
  Southern California Edison Co., 4.320%.........             8,180        126,279
                                                                      ------------
                                                                           784,531
                                                                      ------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,925,104).................                        2,045,956
                                                                      ------------
WARRANTS -- 0.0% OF NET ASSETS
COMPUTERS -- 0.0%
  Streamlogic Corp., expiring 10/07/01 * -C-.....                48              0
                                                                      ------------
  TOTAL WARRANTS
    (Identified Cost $0).........................                                0
                                                                      ------------
TOTAL INVESTMENTS -- 98.2%
  (IDENTIFIED COST $152,789,510) @...............                      144,054,464
    Cash and Other Assets, Less Liabilities --
      1.8%.......................................                        2,703,010
                                                                      ------------
NET ASSETS -- 100%...............................                     $146,757,474
                                                                      ============

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                    +   See Note 1.
                 144A   Securities exempt from registration under Rule 144A of the
                        Securities Act of 1933. These securities may be resold in
                        transactions exempt from registration, normally to qualified institutional buyers.
                    #   Step Bond: Coupon is zero or below market rate for an
                        initial period and then increases at a specified date and
                        rate.
                  PIK   All or a portion of income may be received as additional
                        securities.
                    ^   Security in default.
                    *   Non-income producing security.
                  -C-   Security in Chapter 11 bankruptcy.
                    @   At September 30, 1999, the net unrealized depreciation on
                        investments based on cost of $152,855,973 for federal income tax purposes was as follows: Aggregate gross unrealized
                        appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized
                        depreciation for all securities in which there is an excess of tax cost over value were $3,306,486 and $12,107,995,
                        respectively, resulting in net unrealized depreciation of
                        $8,801,509.

Key to Abbreviations:
             AUD:      Australian Dollar
             CAD:      Canadian Dollar
             NZD:      New Zealand Dollar
             USD:      United States Dollar
             ZAR:      South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES PROVIDENT FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                             SHARES         VALUE +
----------------------------------------------------------------------------------------
COMMON STOCKS -- 81.2% OF NET ASSETS
BUILDING & CONSTRUCTION -- 2.2%
  Koninklijke (Royal) Philips Electronics NV ADR.........       4,700   $        474,700
                                                                        ----------------
CHEMICALS -- SPECIALTY -- 4.6%
  Monsanto Co............................................      15,000            535,312
  W.R. Grace & Co. *.....................................      29,000            465,813
                                                                        ----------------
                                                                               1,001,125
                                                                        ----------------
COMMUNICATIONS EQUIPMENT -- 2.7%
  Nortel Networks Corp...................................      11,700            596,700
                                                                        ----------------
COMPUTER HARDWARE -- 7.1%
  Cisco Systems, Inc. *..................................       7,600            521,075
  Compaq Computer Corp...................................      18,800            431,225
  International Business Machines Corp...................       4,900            594,737
                                                                        ----------------
                                                                               1,547,037
                                                                        ----------------
COMPUTER SOFTWARE & SERVICES -- 2.2%
  Oracle Corp. *.........................................      10,700            486,850
                                                                        ----------------
ELECTRONICS -- 4.2%
  Analog Devices, Inc. *.................................       9,400            481,750
  Teradyne, Inc. *.......................................      12,200            430,050
                                                                        ----------------
                                                                                 911,800
                                                                        ----------------
FINANCIAL SERVICES -- 2.3%
  Wells Fargo & Co.......................................      12,600            499,275
                                                                        ----------------
FOOD -- PACKAGED & MISCELLANEOUS -- 2.4%
  Unilever NV............................................       7,700            524,563
                                                                        ----------------
FOREST & PAPER PRODUCTS -- 3.1%
  Asia Pulp & Paper Co. Ltd. ADR *.......................      29,900            175,662
  Smurfit-Stone Container Corp. *........................      23,600            510,350
                                                                        ----------------
                                                                                 686,012
                                                                        ----------------
FREIGHT TRANSPORTATION -- 2.1%
  Canadian National Railway Co...........................      15,400            466,813
                                                                        ----------------
HEALTH CARE -- DRUGS -- 7.3%
  Abbott Laboratories....................................      12,900            474,075
  Bristol Myers Squibb Co................................       8,000            540,000
  Schering-Plough Corp...................................      13,100            571,487
                                                                        ----------------
                                                                               1,585,562
                                                                        ----------------
HEALTH CARE -- MEDICAL TECHNOLOGY -- 2.7%
  Guidant Corp...........................................      10,900            584,513
                                                                        ----------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES PROVIDENT FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             SHARES         VALUE +
----------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
INSURANCE -- 2.3%
  American International Group, Inc......................       5,750   $        499,891
                                                                        ----------------
MACHINERY -- 4.5%
  Caterpillar, Inc.......................................       9,600            526,200
  Ingersoll-Rand Co......................................       8,300            455,981
                                                                        ----------------
                                                                                 982,181
                                                                        ----------------
MANUFACTURING -- 2.7%
  Minnesota Mining & Manufacturing Co....................       6,100            585,981
                                                                        ----------------
METALS & MINING -- 5.6%
  Alcan Aluminum Ltd.....................................      16,200            506,250
  Newmont Mining Corp....................................      27,900            721,912
                                                                        ----------------
                                                                               1,228,162
                                                                        ----------------
OIL & GAS DRILLING EQUIPMENT -- 4.6%
  Baker Hughes, Inc......................................      18,300            530,700
  Nabors Industries, Inc. *..............................      19,100            477,500
                                                                        ----------------
                                                                               1,008,200
                                                                        ----------------
OIL & GAS -- MAJOR INTEGRATED -- 4.0%
  Imperial Oil Ltd.......................................      21,200            441,225
  Unocal Corp............................................      11,900            441,044
                                                                        ----------------
                                                                                 882,269
                                                                        ----------------
RESTAURANTS -- 2.6%
  McDonald's Corp........................................      13,200            567,600
                                                                        ----------------
RETAIL -- SPECIALTY -- 4.7%
  Circuit City Stores-Circuit City Group.................      12,800            540,000
  Staples, Inc. *........................................      22,850            498,416
                                                                        ----------------
                                                                               1,038,416
                                                                        ----------------
TELECOMMUNICATIONS -- 7.3%
  Bell Atlantic Corp.....................................       8,300            558,694
  BellSouth Corp.........................................      11,200            504,000
  Sprint Corp............................................      10,000            542,500
                                                                        ----------------
                                                                               1,605,194
                                                                        ----------------
TOTAL COMMON STOCKS
    (Identified Cost $17,112,140)........................                     17,762,844
                                                                        ----------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES PROVIDENT FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                              FACE
                                                             AMOUNT         VALUE +
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 19.5% OF NET ASSETS
  Repurchase Agreement with State Street Bank and Trust
    Co., dated 9/30/99 at 4.250% to be repurchased at
    $4,266,504 on 10/01/99 collateralized by $3,440,000
    U.S. Treasury Bond, 8.875% due 2/15/19 with a value
    of $4,356,437........................................  $4,266,000   $      4,266,000
                                                                        ----------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $4,266,000).........................                      4,266,000
                                                                        ----------------
TOTAL INVESTMENTS -- 100.7%
  (IDENTIFIED COST $21,378,140) @........................                     22,028,844
    Liabilities, Less Cash and Other Assets -- (0.7%)....                       (143,256)
                                                                        ----------------
NET ASSETS -- 100%.......................................               $     21,885,588
                                                                        ================

                    +   See Note 1.
                    *   Non-income producing security.
                    @   At September 30, 1999, the net unrealized depreciation on
                        investments based on cost of $21,386,479 for federal income tax purposes was as follows: Aggregate gross unrealized
                        appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized
                        depreciation for all securities in which there is an excess of tax cost over value were $1,312,022 and $669,657,
                        respectively, resulting in net unrealized appreciation of
                        $642,365.

Key to Abbreviations:
             ADR:      American Depositary Receipt

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES SMALL COMPANY GROWTH FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                             SHARES         VALUE +
----------------------------------------------------------------------------------------
COMMON STOCKS -- 96.3% OF NET ASSETS
BANKS/SAVINGS & LOANS -- 0.8%
  Staten Island Bancorp, Inc.............................       7,700   $        144,856
                                                                        ----------------
BROADCASTING -- 7.2%
  Acme Communications, Inc. *............................       5,700            176,700
  Citadel Communications Corp. *.........................       6,800            232,050
  Cumulus Media, Inc. Class A *..........................       9,250            302,359
  Emmis Communications Corp. Class A *...................       3,800            251,038
  Entercom Communications Corp. *........................       5,100            183,600
  Young Broadcasting, Inc. Class A *.....................       2,550            133,556
                                                                        ----------------
                                                                               1,279,303
                                                                        ----------------
BUSINESS SERVICES -- 13.7%
  Abacus Direct Corp. *..................................       2,100            255,938
  Commerce One, Inc. *...................................       2,050            200,323
  Concentric Network Corp. *.............................       3,900             79,219
  CyberSource Corp. *....................................       2,350            130,131
  Diamond Technology Partners, Inc. *....................       4,800            215,400
  Luminant Worldwide Corp. *.............................       6,000            184,500
  NCO Group, Inc. *......................................       7,100            333,700
  Profit Recovery Group International, Inc. *............      12,325            550,003
  QRS Corp. *............................................       4,500            288,562
  Security First Technologies Corp. *....................       4,500            174,938
                                                                        ----------------
                                                                               2,412,714
                                                                        ----------------
COMMUNICATIONS EQUIPMENT -- 9.2%
  Ditech Communications Corp. *..........................       2,200            115,500
  Foundry Networks, Inc. *...............................       1,400            176,400
  Gadzoox Networks, Inc. *...............................       2,200            118,525
  Harmonic, Inc. *.......................................       1,400            183,138
  Optical Coating Laboratory, Inc........................       4,500            414,281
  Powerwave Technologies, Inc. *.........................       6,400            308,600
  SDL, Inc. *............................................       4,000            305,250
                                                                        ----------------
                                                                               1,621,694
                                                                        ----------------
COMPUTER SOFTWARE & SERVICES -- 14.5%
  Advent Software, Inc. *................................       5,175            322,144
  Clarify, Inc. *........................................       6,950            349,672
  Dendrite International, Inc. *.........................       7,550            356,737
  E.piphany, Inc. *......................................       2,700            131,625
  Genesys Telecommunications Laboratory, Inc. *..........      12,500            571,093
  Macromedia, Inc. *.....................................       6,600            269,775
  Mercury Interactive Corp. *............................       5,900            380,919
  Packeteer, Inc. *......................................       5,500            187,344
                                                                        ----------------
                                                                               2,569,309
                                                                        ----------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES SMALL COMPANY GROWTH FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             SHARES         VALUE +
----------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
ELECTRONICS -- 17.2%
  Advanced Energy Industries, Inc. *.....................       8,800   $        271,700
  Cree Research, Inc. *..................................       9,400            319,012
  Emulex Corp. *.........................................       5,000            429,375
  HI/FN Inc. *...........................................       2,900            319,725
  Kopin Corp. *..........................................       6,400            177,600
  Maker Communications, Inc. *...........................       1,800             42,300
  Power Integrations, Inc. *.............................       4,900            339,325
  PRI Automation, Inc. *.................................       8,300            299,838
  Sawtek, Inc. *.........................................      11,700            409,500
  TranSwitch Corp. *.....................................       7,650            436,050
                                                                        ----------------
                                                                               3,044,425
                                                                        ----------------
ENTERTAINMENT -- 1.0%
  Sportsline USA, Inc. *.................................       5,650            167,028
                                                                        ----------------
FINANCIAL SERVICES -- 1.2%
  Metris Companies, Inc..................................       7,000            206,063
                                                                        ----------------
HEALTH CARE -- BIOTECHNOLOGY -- 6.0%
  Abgenix, Inc. *........................................       5,650            221,409
  Alkermes, Inc. *.......................................       6,400            184,400
  BioMarin Pharmaceutical, Inc. *........................       4,900             85,138
  COR Therapeutics, Inc. *...............................       7,200            136,800
  Enzon, Inc. *..........................................       3,400            103,700
  ICOS Corp. *...........................................       3,400            100,300
  Pharmacyclics, Inc. *..................................       5,500            224,812
                                                                        ----------------
                                                                               1,056,559
                                                                        ----------------
HEALTH CARE -- PRODUCTS -- 3.8%
  Cyberonics, Inc. *.....................................       9,000            160,875
  Cytyc Corp. *..........................................       6,700            259,206
  Xomed Surgical Products, Inc. *........................       4,400            250,800
                                                                        ----------------
                                                                                 670,881
                                                                        ----------------
HEALTH CARE -- SERVICES -- 2.7%
  MedQuist, Inc. *.......................................      10,100            337,719
  TLC The Laser Center, Inc. *...........................       5,700            140,362
                                                                        ----------------
                                                                                 478,081
                                                                        ----------------
INSURANCE -- 0.9%
  Annuity and Life Re (Holdings) Ltd.....................       6,300            156,713
                                                                        ----------------
OIL & GAS DRILLING EQUIPMENT -- 4.7%
  Atwood Oceanics, Inc. *................................       8,500            259,781
  Marine Drilling Cos., Inc. *...........................      20,300            320,994

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES SMALL COMPANY GROWTH FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             SHARES         VALUE +
----------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
OIL & GAS DRILLING EQUIPMENT -- CONTINUED
  Patterson Energy, Inc. *...............................      16,100   $        244,519
                                                                        ----------------
                                                                                 825,294
                                                                        ----------------
OIL & GAS EXPLORATION -- 1.7%
  Stone Energy Corp. *...................................       6,000            305,250
                                                                        ----------------
RETAIL -- FOOD & DRUG -- 1.7%
  Drugstore.com, Inc. *..................................       1,450             52,563
  Wild Oats Markets, Inc. *..............................       6,300            248,850
                                                                        ----------------
                                                                                 301,413
                                                                        ----------------
RETAIL -- GENERAL -- 0.9%
  99 Cents Only Stores *.................................       4,600            166,175
                                                                        ----------------
RETAIL -- SPECIALTY -- 6.6%
  Ann Taylor Stores Corp. *..............................       4,600            188,025
  Cost Plus, Inc. *......................................       8,550            414,675
  Linens 'n Things, Inc. *...............................       4,450            150,187
  Pacific Sunwear of California *........................      14,650            410,658
                                                                        ----------------
                                                                               1,163,545
                                                                        ----------------
TELECOMMUNICATIONS -- 2.5%
  CapRock Communications Corp. *.........................       7,300            169,725
  ITC DeltaCom, Inc. *...................................       9,900            272,250
                                                                        ----------------
                                                                                 441,975
                                                                        ----------------
  TOTAL COMMON STOCKS
    (Identified Cost $15,022,722)........................                     17,011,278
                                                                        ----------------

                                                              FACE
                                                             AMOUNT
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 6.9% OF NET ASSETS
  Repurchase Agreement with State Street Bank and Trust
    Co., dated 9/30/99 at 4.250% to be repurchased at
    $1,220,144 on 10/01/99 collateralized by $1,035,000
    U.S. Treasury Bond, 8.000% due 11/15/21 with a value
    of $1,245,234........................................  $1,220,000          1,220,000
                                                                        ----------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,220,000).........................                      1,220,000
                                                                        ----------------
TOTAL INVESTMENTS -- 103.2%
  (IDENTIFIED COST $16,242,722) @........................                     18,231,278
    Liabilities, Less Cash and Other Assets -- (3.2%)....                       (557,388)
                                                                        ----------------
NET ASSETS -- 100%.......................................               $     17,673,890
                                                                        ================

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES SMALL COMPANY GROWTH FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                    +   See Note 1.
                    *   Non-income producing security.
                    @   At September 30, 1999, the net unrealized appreciation on
                        investments based on cost of $16,398,122 for federal income tax purposes was as follows: Aggregate gross unrealized
                        appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized
                        depreciation for all securities in which there is an excess of tax cost over value were $2,342,280 and $509,124,
                        respectively, resulting in net unrealized appreciation of
                        $1,833,156.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                             SHARES         VALUE +
----------------------------------------------------------------------------------------
COMMON STOCKS -- 90.9% OF NET ASSETS
ADVERTISING -- 1.3%
  ADVO, Inc. *...........................................       8,100   $        161,494
  R.H. Donnelley Corp....................................      17,600            327,800
                                                                        ----------------
                                                                                 489,294
                                                                        ----------------
AEROSPACE/DEFENSE -- 3.3%
  AAR Corp...............................................       6,400            115,200
  Alliant Techsystems, Inc. *............................       3,100            214,869
  Gencorp, Inc...........................................       6,500            119,031
  Newport News Shipbuilding, Inc.........................       8,200            264,962
  Nichols Research Corp. *...............................       3,100             82,538
  Orbital Sciences Corp. *...............................       8,000            140,000
  Primex Technologies, Inc...............................       9,100            179,725
  REMEC, Inc. *..........................................       9,000            123,750
                                                                        ----------------
                                                                               1,240,075
                                                                        ----------------
AGRICULTURAL OPERATIONS -- 0.2%
  Andersons, Inc.........................................      10,100             88,375
                                                                        ----------------
AIRLINES -- 0.8%
  COMAIR Holdings, Inc...................................      11,200            186,900
  Mesa Air Group, Inc. *.................................      21,500            131,688
                                                                        ----------------
                                                                                 318,588
                                                                        ----------------
AUTO & RELATED -- 1.1%
  SPX Corp. *............................................       1,700            154,275
  Tower Automotive, Inc. *...............................       4,700             93,119
  Wabash National Corp...................................       8,500            172,656
                                                                        ----------------
                                                                                 420,050
                                                                        ----------------
BANKS/SAVINGS & LOANS -- 4.6%
  Chittenden Corp........................................       4,300            122,550
  City National Corp.....................................       5,300            177,881
  Colonial BancGroup, Inc................................       9,800            109,638
  Commerce Bancorp, Inc..................................       3,100            128,650
  Commercial Federal Corp................................      11,700            229,612
  Hamilton Bancorp, Inc. *...............................       7,700            163,625
  Hudson United Bancorp..................................      10,600            326,612
  Local Financial Corp. *................................      20,600            190,550
  Staten Island Bancorp, Inc.............................       7,800            146,738
  Sterling Bancshares, Inc...............................      12,800            146,400
                                                                        ----------------
                                                                               1,742,256
                                                                        ----------------
BEVERAGES -- 0.4%
  Whitman Corp...........................................      11,300            161,025
                                                                        ----------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             SHARES         VALUE +
----------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
BUSINESS SERVICES -- 2.9%
  ACNielson Corp. *......................................      11,100   $        251,831
  Burns International Services Corp. *...................       9,500            153,187
  Harte-Hanks, Inc.......................................       8,500            214,094
  Manpower, Inc..........................................       7,000            203,875
  National Data Corp.....................................       5,000            130,000
  USWeb Corp. *..........................................       4,400            150,975
                                                                        ----------------
                                                                               1,103,962
                                                                        ----------------
CHEMICALS -- SPECIALTY -- 5.4%
  Cambrex Corp...........................................       9,500            251,156
  Cuno, Inc. *...........................................      10,700            212,662
  Cytec Industries, Inc. *...............................       9,100            218,400
  Dexter Corp............................................       8,600            320,887
  Ferro Corp.............................................       8,300            176,894
  Lilly Industries, Inc. Class A.........................       4,000             54,500
  Minerals Technologies, Inc.............................       1,500             72,844
  Olin Corp..............................................      13,900            189,388
  OM Group, Inc..........................................       7,100            272,462
  Scotts Co. *...........................................       3,600            124,650
  Spartech Corp..........................................       5,800            170,013
                                                                        ----------------
                                                                               2,063,856
                                                                        ----------------
COMMERCIAL SERVICES -- 0.3%
  Nielsen Media Research, Inc. *.........................       3,100            115,281
                                                                        ----------------
COMMUNICATIONS EQUIPMENT -- 3.4%
  Aironet Wireless Communications, Inc. *................       7,900            165,900
  Inter-Tel, Inc.........................................       9,500            168,625
  ITI Technologies, Inc. *...............................       5,800            174,362
  P-Com, Inc. *..........................................      33,000            231,000
  PairGain Technologies, Inc. *..........................      29,000            369,750
  Tekelec *..............................................      12,400            171,275
                                                                        ----------------
                                                                               1,280,912
                                                                        ----------------
COMPUTER HARDWARE -- 0.6%
  Hutchinson Technology, Inc. *..........................       6,500            175,500
  Telxon Corp............................................       4,800             40,200
                                                                        ----------------
                                                                                 215,700
                                                                        ----------------
COMPUTER SOFTWARE & SERVICES -- 3.4%
  3DO Co. *..............................................      21,200            213,325
  Acclaim Entertainment, Inc. *..........................      23,200            176,175
  Aspen Technology, Inc. *...............................       8,300             80,925
  Complete Business Solutions, Inc. *....................       5,000             68,438

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             SHARES         VALUE +
----------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
COMPUTER SOFTWARE & SERVICES -- CONTINUED
  Filenet Corp. *........................................       6,600   $         70,538
  Informix Corp. *.......................................      22,400            177,800
  Integrated Systems, Inc. Class A *.....................      10,200            103,912
  J.D. Edwards & Co. *...................................       3,800             78,731
  NOVA Corp. *...........................................      12,400            310,000
  Visio Corp. *..........................................         400             15,700
                                                                        ----------------
                                                                               1,295,544
                                                                        ----------------
COMPUTERS -- 0.1%
  Integral Systems, Inc. *...............................       1,400             40,250
                                                                        ----------------
DATA PROCESSING SERVICES -- 0.5%
  Information Resources, Inc. *..........................      16,100            178,106
                                                                        ----------------
EDUCATION -- 0.4%
  ITT Educational Services, Inc. *.......................       8,800            171,600
                                                                        ----------------
ELECTRICAL EQUIPMENT -- 1.2%
  Hadco Corp. *..........................................       5,800            250,850
  Maxwell Technologies, Inc. *...........................      10,600            139,125
  Woodhead Industries, Inc...............................       6,300             63,787
                                                                        ----------------
                                                                                 453,762
                                                                        ----------------
ELECTRONICS -- 4.3%
  Actel Corp. *..........................................      12,000            228,000
  Aeroflex, Inc. *.......................................       7,700             93,844
  American Xtal Technology, Inc. *.......................       4,800            102,600
  Atmel Corp. *..........................................       1,000             33,812
  C-Cube Microsystems, Inc. *............................       3,700            160,950
  International Rectifier Corp. *........................      13,500            205,875
  Photronics, Inc. *.....................................       3,900             87,506
  SCI Systems, Inc. *....................................       5,600            248,850
  Tektronix, Inc.........................................       5,800            194,300
  Veeco Instruments, Inc. *..............................       3,500             98,000
  Vishay Intertechnology, Inc. *.........................       6,900            163,875
                                                                        ----------------
                                                                               1,617,612
                                                                        ----------------
ENVIRONMENTAL SERVICES -- 1.9%
  American States Water Co...............................       6,100            202,062
  IMCO Recycling, Inc....................................      11,300            169,500
  Navigant Consulting Co. *..............................       3,900            180,863
  Tetra Tech, Inc. *.....................................       9,875            164,789
                                                                        ----------------
                                                                                 717,214
                                                                        ----------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             SHARES         VALUE +
----------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
FINANCIAL SERVICES -- 2.6%
  Anthracite Mortgage Capital, Inc.......................      19,300   $        132,688
  Community First Bankshares, Inc........................       8,200            138,375
  DVI, Inc. *............................................       7,000            114,625
  Federated Investors, Inc. Class B......................      18,400            317,400
  Imperial Credit Industries, Inc. *.....................      38,700            169,312
  UniCapital Corp. *.....................................      33,900            108,056
                                                                        ----------------
                                                                                 980,456
                                                                        ----------------
FOOD -- 1.0%
  Earthgrains Co.........................................       6,300            139,388
  U.S. Foodservice *.....................................      12,500            225,000
                                                                        ----------------
                                                                                 364,388
                                                                        ----------------
FOOD -- PACKAGED & MISCELLANEOUS -- 2.4%
  Corn Products International, Inc.......................       5,300            161,319
  International Multifoods Corp..........................      15,200            349,600
  Michael Foods, Inc.....................................      15,900            417,872
                                                                        ----------------
                                                                                 928,791
                                                                        ----------------
FOOD -- SERVICES -- 1.1%
  Morrison Management Specialists, Inc...................      17,800            400,500
                                                                        ----------------
FOREST & PAPER PRODUCTS -- 1.9%
  Chesapeake Corp........................................       5,000            151,250
  Ennis Business Forms, Inc..............................      11,100             98,513
  Gaylord Container Corp. Class A *......................      14,300            101,887
  Ivex Packaging Corp. *.................................      10,800            108,000
  John H. Harland Co.....................................      13,400            260,462
                                                                        ----------------
                                                                                 720,112
                                                                        ----------------
FREIGHT TRANSPORTATION -- 0.9%
  CNF Transportation, Inc................................       6,000            223,500
  Wisconsin Central Transportation Corp. *...............       7,700            105,394
                                                                        ----------------
                                                                                 328,894
                                                                        ----------------
HEALTH CARE -- BIOTECHNOLOGY -- 1.0%
  Medicis Pharmaceutical Corp. Class A *.................      10,100            287,850
  Techne Corp. *.........................................       3,100             97,263
                                                                        ----------------
                                                                                 385,113
                                                                        ----------------
HEALTH CARE -- DRUGS -- 0.5%
  Biovail Corp. International *..........................       2,100            106,575
  Dura Pharmaceuticals, Inc. *...........................       5,800             80,838

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             SHARES         VALUE +
----------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
HEALTH CARE -- DRUGS -- CONTINUED
  Meridian Diognostic, Inc...............................         200   $          1,600
                                                                        ----------------
                                                                                 189,013
                                                                        ----------------
HEALTH CARE -- MEDICAL TECHNOLOGY -- 3.3%
  Beckman Coulter, Inc...................................       3,600            162,450
  Conmed Corp. *.........................................      12,800            313,600
  Dentsply International, Inc............................       4,700            106,925
  EndoSonics Corp. *.....................................      20,800            176,800
  Respironics, Inc. *....................................      18,000            148,500
  Theragenics Corp. *....................................       8,600            109,650
  Varian Medical Systems, Inc............................      10,600            231,875
                                                                        ----------------
                                                                               1,249,800
                                                                        ----------------
HEALTH CARE -- SERVICES -- 3.2%
  Alterra Healthcare Corp. *.............................      12,700            112,713
  Beverly Enterprises, Inc. *............................      15,500             65,875
  Capital Senior Living Communities LP *.................      13,300            100,581
  First Health Group Corp. *.............................       6,000            134,625
  Foundation Health Systems, Inc. *......................       7,900             74,556
  Lincare Holdings, Inc. *...............................       7,300            194,591
  Magellan Health Services, Inc. *.......................      14,900            108,956
  Pentegra Dental Group, Inc. *..........................      17,500             31,719
  Per-Se Technologies, Inc. *............................      36,200            124,437
  Trigon Healthcare, Inc. *..............................       9,400            271,425
                                                                        ----------------
                                                                               1,219,478
                                                                        ----------------
HOME PRODUCTS -- 0.4%
  Furniture Brands International, Inc. *.................       4,600             90,562
  LADD Furniture, Inc. *.................................       3,400             72,038
                                                                        ----------------
                                                                                 162,600
                                                                        ----------------
HOUSING & BUILDING MATERIALS -- 0.6%
  Giant Cement Holding, Inc. *...........................       9,900            227,081
                                                                        ----------------
INSURANCE -- 5.1%
  AmerUs Life Holdings, Inc..............................       6,700            141,956
  Annuity and Life Re (Holdings) Ltd.....................      12,700            315,912
  Arthur J. Gallagher & Co...............................       4,200            223,650
  CNA Surety Corp........................................      15,200            199,500
  HCC Insurance Holdings, Inc............................      12,400            208,475
  Liberty Financial Companies, Inc.......................       5,700            125,044
  Protective Life Corp...................................       6,200            179,800
  Radian Group, Inc......................................       4,000            171,750
  Reinsurance Group of America, Inc......................       4,400            113,025

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             SHARES         VALUE +
----------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
INSURANCE -- CONTINUED
  StanCorp Financial Group, Inc..........................      11,700   $        261,788
                                                                        ----------------
                                                                               1,940,900
                                                                        ----------------
LODGING & HOTEL -- 0.4%
  MeriStar Hospitality Corp..............................      10,253            156,358
                                                                        ----------------
MACHINERY -- 1.0%
  Gardner Denver, Inc. *.................................      10,900            164,863
  Milacron Inc...........................................      11,300            200,575
                                                                        ----------------
                                                                                 365,438
                                                                        ----------------
MANUFACTURING -- 4.6%
  A.O. Smith Corp........................................       6,950            210,237
  Carlisle Cos., Inc.....................................       4,400            173,800
  Cordant Technologies, Inc..............................       5,300            161,319
  Diebold, Inc...........................................       4,200             97,125
  Federal Signal Corp....................................      10,900            216,637
  Harman International Industries, Inc...................       7,100            298,644
  Pentair, Inc...........................................       6,700            268,837
  Regal-Beloit Corp......................................       6,400            132,800
  UNOVA, Inc. *..........................................      13,500            180,563
                                                                        ----------------
                                                                               1,739,962
                                                                        ----------------
METALS -- 0.9%
  Bethlehem Steel Corp. *................................      11,700             86,288
  Worthington Industries, Inc............................      14,600            248,200
                                                                        ----------------
                                                                                 334,488
                                                                        ----------------
METALS & MINING -- 0.2%
  Harsco Corp............................................       3,200             88,400
                                                                        ----------------
NATURAL GAS -- 1.2%
  MCN Energy Group, Inc..................................      17,400            299,062
  Public Service Company of North Carolina, Inc..........       5,300            164,300
                                                                        ----------------
                                                                                 463,362
                                                                        ----------------
OFFICE EQUIPMENT -- 1.4%
  Daisytek International Corp. *.........................      16,000            225,000
  National Computer Systems, Inc.........................       4,200            161,043
  United Stationers, Inc. *..............................       7,100            151,319
                                                                        ----------------
                                                                                 537,362
                                                                        ----------------
OIL & GAS DRILLING EQUIPMENT -- 2.6%
  Global Industries Ltd. *...............................      22,200            180,375
  Maverick Tube Corp. *..................................       9,500            157,938

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             SHARES         VALUE +
----------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
OIL & GAS DRILLING EQUIPMENT -- CONTINUED
  Patterson Energy, Inc. *...............................      17,200   $        261,225
  Santa Fe International Corp............................       9,300            200,531
  Tidewater, Inc.........................................       7,000            178,500
                                                                        ----------------
                                                                                 978,569
                                                                        ----------------
OIL & GAS EXPLORATION -- 1.4%
  Newfield Exploration Co. *.............................       8,700            286,556
  Plains Resources, Inc. *...............................      13,100            234,163
                                                                        ----------------
                                                                                 520,719
                                                                        ----------------
OIL & GAS REFINING -- 0.5%
  Valero Energy Corp.....................................       9,000            173,250
                                                                        ----------------
PHOTOGRAPHY -- 0.3%
  Polaroid Corp..........................................       3,900            101,400
                                                                        ----------------
REAL ESTATE INVESTMENT TRUSTS -- 5.0%
  Avalonbay Communities, Inc.............................       5,500            186,313
  Brandywine Realty Corp.................................      16,700            271,375
  Capital Automotive.....................................      21,000            259,875
  Healthcare Realty Trust, Inc...........................      15,577            291,095
  Liberty Property Trust.................................      15,800            358,462
  Pacific Gulf Properties, Inc...........................       9,300            185,419
  Sun Communities, Inc...................................       9,900            327,319
                                                                        ----------------
                                                                               1,879,858
                                                                        ----------------
REFRIGERATION SYSTEMS -- 0.6%
  Hussmann International, Inc............................      14,000            238,000
                                                                        ----------------
RESTAURANTS -- 2.1%
  CEC Entertainment, Inc. *..............................      10,050            360,544
  NPC International, Inc. *..............................      12,500            140,625
  Ruby Tuesday, Inc......................................      14,200            276,900
                                                                        ----------------
                                                                                 778,069
                                                                        ----------------
RETAIL -- FOOD & DRUG -- 0.6%
  Great Atlantic & Pacific Tea Company, Inc..............       1,400             42,437
  Hannaford Brothers Co..................................       2,900            204,269
                                                                        ----------------
                                                                                 246,706
                                                                        ----------------
RETAIL -- GENERAL -- 0.9%
  Fred's, Inc. Class A...................................       5,000             61,563
  Michaels Stores, Inc. *................................       4,300            126,850

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                             SHARES         VALUE +
----------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
RETAIL -- GENERAL -- CONTINUED
  ShopNow.com, Inc. *....................................      11,600   $        134,850
                                                                        ----------------
                                                                                 323,263
                                                                        ----------------
RETAIL -- SPECIALTY -- 3.1%
  Burlington Coat Factory Warehouse Corp. *..............      15,900            314,025
  Casey's General Stores, Inc............................      10,100            135,403
  Charming Shoppes, Inc. *...............................      12,100             62,013
  CompUSA, Inc. *........................................      12,800             78,400
  Genesco, Inc. *........................................       7,200             90,000
  J. Baker, Inc..........................................      11,400             89,775
  Jostens, Inc...........................................      10,100            193,162
  School Specialty, Inc. *...............................       9,600            162,000
  The Wet Seal, Inc. Class A *...........................       3,800             62,938
                                                                        ----------------
                                                                               1,187,716
                                                                        ----------------
TELECOMMUNICATIONS -- 0.2%
  Transaction Network Services, Inc. *...................       2,400             94,200
                                                                        ----------------
TEXTILE & APPAREL -- 1.2%
  Burlington Industries, Inc. *..........................      22,500             99,844
  Liz Claiborne, Inc.....................................       7,100            220,100
  Springs Industries, Inc................................       3,600            122,175
                                                                        ----------------
                                                                                 442,119
                                                                        ----------------
UTILITIES -- 2.3%
  New Jersey Resources Corp..............................       5,100            204,000
  NSTAR *................................................       5,900            228,625
  RGS Energy Group, Inc..................................       6,700            164,150
  Trigen Energy Corp.....................................       6,100            139,919
  Washington Gas Light Co................................       5,500            149,187
                                                                        ----------------
                                                                                 885,881
                                                                        ----------------
WASTE MANAGEMENT -- 0.3%
  Safety-Kleen Corp. *...................................       8,800            106,150
                                                                        ----------------
TOTAL COMMON STOCKS
    (Identified Cost $36,660,534)........................                     34,451,858
                                                                        ----------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999 -- CONTINUED

                                                              FACE
                                                             AMOUNT         VALUE +
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.6% OF NET ASSETS
  Associates Corp. of North America, 5.480%, 10/01/99....  $1,638,443   $      1,638,443
  Chevron USA Inc., 5.300%, 10/01/99.....................   1,600,000          1,600,000
                                                                        ----------------
                                                                               3,238,443
  Repurchase Agreement with State Street Bank and Trust
    Co., dated 9/30/99 at 4.250% to be repurchased at
    $400,047 on 10/01/99 collateralized by $390,000 U.S.
    Treasury Note, 7.875% due 8/15/01 with a value of
    $408,525.............................................     400,000            400,000
                                                                        ----------------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $3,638,443).........................                      3,638,443
                                                                        ----------------
TOTAL INVESTMENTS -- 100.5%
  (IDENTIFIED COST $40,298,977) @........................                     38,090,301
    LIABILITIES, LESS CASH AND OTHER ASSETS -- (0.5%)....                       (198,846)
                                                                        ----------------
NET ASSETS -- 100%.......................................               $     37,891,455
                                                                        ================

                    +   See Note 1.
                    *   Non-income producing security.
                    @   At September 30, 1999, the net unrealized depreciation on
                        investments based on cost of $38,875,708 for federal income tax purposes was as follows: Aggregate gross unrealized
                        appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized
                        depreciation for all securities in which there is an excess of tax cost over value were $1,130,287 and $1,915,694,
                        respectively, resulting in net unrealized depreciation of
                        $785,407.

                See accompanying notes to financial statements.

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------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

                                California Tax-      Core         Fixed
                                  Free Income    Fixed Income     Income
                                     Fund            Fund          Fund
                                ---------------  ------------  ------------
ASSETS
  Investments at value........    $18,386,003    $22,131,689   $292,799,356
  Repurchase agreement at
    value.....................              0        190,000      1,205,000
  Cash........................         34,939            481            939
  Receivable for:
    Fund shares sold..........              0              0              0
    Securities sold...........              0              0              0
    Dividend and interest.....        287,235        304,771      4,745,990
  Due from the adviser
    (Note 3)..................          8,875          8,072              0
  Other assets (Note 1H)......              0          3,769              0
                                  -----------    -----------   ------------
                                   18,717,052     22,638,782    298,751,285
                                  -----------    -----------   ------------
LIABILITIES
  Payable for:
    Securities purchased......              0              0        460,743
    Fund shares redeemed......              0              0         81,000
    Foreign taxes.............              0              0              0
  Accrued expenses:
    Management fees
      (Note 3)................          8,010          9,225        122,425
    Trustee's fees
      (Note 3A)...............             68             68             68
    Administrative fees.......          1,207            989          8,768
  Other.......................         36,103         44,439         70,922
                                  -----------    -----------   ------------
                                       45,388         54,721        743,926
                                  -----------    -----------   ------------
NET ASSETS....................    $18,671,664    $22,584,061   $298,007,359
                                  ===========    ===========   ============
  Net Assets consist of:
    Capital paid in...........     18,600,467     22,513,639    304,607,732
    Undistributed (or
      Distributions in excess
      of) net investment
      income..................              0        993,531     17,609,095
    Accumulated net realized
      gain (loss).............         38,618        (64,010)    (1,219,556)
    Unrealized appreciation
      (depreciation) on
      investments and foreign
      currency -- net*........         32,579       (859,099)   (22,989,912)
                                  -----------    -----------   ------------
NET ASSETS....................    $18,671,664    $22,584,061   $298,007,359
                                  ===========    ===========   ============
Shares of beneficial interest
  outstanding, no par value...      1,834,225      2,140,260     24,638,993
                                  ===========    ===========   ============
Net asset value and redemption
  price per share (Net
  assets/shares of beneficial
  interest outstanding).......    $     10.18    $     10.55   $      12.09
Identified cost of
  investments.................    $18,353,424    $23,180,788   $316,996,324
                                  ===========    ===========   ============

  * Net of capital gain withholding taxes of $2,586 for the High Yield Fixed Income Fund.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

                                              Intermediate
                                 High Yield     Duration    Investment Grade               Small Company  Small Company
                                Fixed Income  Fixed Income    Fixed Income     Provident      Growth          Value
                                    Fund          Fund            Fund           Fund          Fund           Fund
                                ------------  ------------  ----------------  -----------  -------------  -------------
ASSETS
  Investments at value........  $25,007,972   $14,135,214     $144,054,464    $17,762,844   $17,011,278    $37,690,301
  Repurchase agreement at
    value.....................            0             0                0      4,266,000     1,220,000        400,000
  Cash........................       39,998        61,474           88,538            221           654              0
  Receivable for:
    Fund shares sold..........            0             0           24,872              0             0             10
    Securities sold...........            0             0        1,333,534      1,358,383       113,062        566,912
    Dividend and interest.....      484,376       205,483        2,457,534          4,084           144         47,250
  Due from the adviser
    (Note 3)..................        6,541         8,337            6,274          7,108         4,023          4,783
  Other assets (Note 1H)......            0             0                0              0             0              0
                                -----------   -----------     ------------    -----------   -----------    -----------
                                 25,538,887    14,410,508      147,965,216     23,398,640    18,349,161     38,709,256
                                -----------   -----------     ------------    -----------   -----------    -----------
LIABILITIES
  Payable for:
    Securities purchased......        4,158             0        1,106,404      1,470,799       633,738        770,633
    Fund shares redeemed......            0             0                0              0             0              0
    Foreign taxes.............        3,119             0                0              0             0              0
  Accrued expenses:
    Management fees
      (Note 3)................       12,649         4,697           47,808          9,287        10,522         23,692
    Trustee's fees
      (Note 3A)...............           68            42               68             74           236            588
    Administrative fees.......        1,030           432            4,824            796           163            296
  Other.......................       33,766        34,259           48,638         32,096        30,612         22,592
                                -----------   -----------     ------------    -----------   -----------    -----------
                                     54,790        39,430        1,207,742      1,513,052       675,271        817,801
                                -----------   -----------     ------------    -----------   -----------    -----------
NET ASSETS....................  $25,484,097   $14,371,078     $146,757,474    $21,885,588   $17,673,890    $37,891,455
                                ===========   ===========     ============    ===========   ===========    ===========
  Net Assets consist of:
    Capital paid in...........   31,697,467    14,983,803      154,910,936     13,612,702    16,086,585     38,918,515
    Undistributed (or
      Distributions in excess
      of) net investment
      income..................    1,935,682         8,348           39,773         67,735             0         63,093
    Accumulated net realized
      gain (loss).............   (3,865,423)      (84,325)         540,634      7,554,447      (401,251)     1,118,523
    Unrealized appreciation
      (depreciation) on
      investments and foreign
      currency -- net*........   (4,283,629)     (536,748)      (8,733,869)       650,704     1,988,556     (2,208,676)
                                -----------   -----------     ------------    -----------   -----------    -----------
NET ASSETS....................  $25,484,097   $14,371,078     $146,757,474    $21,885,588   $17,673,890    $37,891,455
                                ===========   ===========     ============    ===========   ===========    ===========
Shares of beneficial interest
  outstanding, no par value...    3,034,868     1,507,340       13,313,133      1,625,996     1,514,677      4,031,719
                                ===========   ===========     ============    ===========   ===========    ===========
Net asset value and redemption
  price per share (Net
  assets/shares of beneficial
  interest outstanding).......  $      8.40   $      9.53     $      11.02    $     13.46   $     11.67    $      9.40
Identified cost of
  investments.................  $29,289,015   $14,671,962     $152,789,510    $21,378,140   $16,242,722    $40,298,977
                                ===========   ===========     ============    ===========   ===========    ===========

  * Net of capital gain withholding taxes of $2,586 for the High Yield Fixed Income Fund.

                See accompanying notes to financial statements.

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------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                                 California Tax-     Core        Fixed
                                                   Free Income   Fixed Income   Income
                                                      Fund           Fund        Fund
                                                 --------------- ------------ -----------
INVESTMENT INCOME
  Dividends*....................................    $       0    $         0  $   442,804
  Interest......................................    1,033,211      1,428,877   24,411,084
                                                    ---------    -----------  -----------
                                                    1,033,211      1,428,877   24,853,888
                                                    ---------    -----------  -----------
  Expenses
    Management fees (Note 3)....................      100,301        105,164    1,389,093
    Trustee's fees and expenses (Note 3A).......        2,612          2,612        2,612
    Administrative fees.........................        9,283          9,318      120,032
    Custodian and accounting fees...............       52,475         49,843      133,343
    Transfer agent fees.........................       21,590         11,644       21,853
    Audit and tax services fees.................       26,828         26,713       32,869
    Registration fees...........................       16,210         24,265       44,492
    Amortization of organization expenses
      (Note 1H).................................            0          2,394            0
    Other expenses..............................       10,176          9,773       38,186
                                                    ---------    -----------  -----------
    Total expenses..............................      239,475        241,726    1,782,480
    Less expenses waived and reimbursed by the
      investment adviser (Note 3)...............     (109,084)      (105,013)           0
                                                    ---------    -----------  -----------
    Net expenses................................      130,391        136,713    1,782,480
                                                    ---------    -----------  -----------
  Net investment income (loss)..................      902,820      1,292,164   23,071,408
                                                    ---------    -----------  -----------
Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions
    Net realized gain (loss) on
      investments and foreign currency..........       43,213         16,357     (919,226)
    Change in unrealized appreciation
      (depreciation) on investments and foreign
         currency **............................     (828,427)    (1,581,472)  (7,370,250)
                                                    ---------    -----------  -----------
    Net realized gain (loss) and change in
      unrealized appreciation (depreciation)....     (785,214)    (1,565,115)  (8,289,476)
                                                    ---------    -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................    $ 117,606    $  (272,951) $14,781,932
                                                    =========    ===========  ===========

  * Net of foreign withholding taxes of $2,654 and $1,510 for the High Yield Fixed Income and Provident Funds, respectively.
 ** Net of capital gain withholding taxes of $2,586 for the High Yield Fixed Income Fund.
***  Commencement of operations on May 7, 1999.
  #  Commencement of operations on June 30, 1999.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

                                                              Intermediate
                                                  High Yield    Duration   Investment Grade             Small Company Small Company
                                                 Fixed Income Fixed Income   Fixed Income    Provident     Growth         Value
                                                     Fund         Fund           Fund          Fund        Fund***       Fund(#)
                                                 ------------ ------------ ---------------- ----------- ------------- -------------
INVESTMENT INCOME
  Dividends*.................................... $   145,708   $       0     $   135,281    $   164,265  $      746    $   104,514
  Interest......................................   3,050,066     915,969      10,171,059         55,439      13,495         27,436
                                                 -----------   ---------     -----------    -----------  ----------    -----------
                                                   3,195,774     915,969      10,306,340        219,704      14,241        131,950
                                                 -----------   ---------     -----------    -----------  ----------    -----------
  Expenses
    Management fees (Note 3)....................     147,861      53,685         535,492        115,794      27,118         57,381
    Trustee's fees and expenses (Note 3A).......       2,612       2,612           2,612          2,612       1,173            588
    Administrative fees.........................      10,884       5,717          58,394         10,155       1,112          2,219
    Custodian and accounting fees...............      57,385      38,775          97,078         42,338      20,824         13,122
    Transfer agent fees.........................       7,643       6,236          13,754          6,821       3,055          2,366
    Audit and tax services fees.................      30,090      22,778          31,566         26,275      14,066         14,145
    Registration fees...........................      16,401      19,002          28,273         16,824       7,512          6,726
    Amortization of organization expenses
      (Note 1H).................................           0           0               0              0           0              0
    Other expenses..............................      10,691       9,989          24,690         10,726       3,459          3,539
                                                 -----------   ---------     -----------    -----------  ----------    -----------
    Total expenses..............................     283,567     158,794         791,859        231,545      78,319        100,086
    Less expenses waived and reimbursed by the
      investment adviser (Note 3)...............     (98,741)    (84,976)        (55,557)       (81,013)     (45,778)      (31,229)
                                                 -----------   ---------     -----------    -----------  ----------    -----------
    Net expenses................................     184,826      73,818         736,302        150,532      32,541         68,857
                                                 -----------   ---------     -----------    -----------  ----------    -----------
  Net investment income (loss)..................   3,010,948     842,151       9,570,038         69,172     (18,300)        63,093
                                                 -----------   ---------     -----------    -----------  ----------    -----------
Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions
    Net realized gain (loss) on
      investments and foreign currency..........  (4,779,121)    (44,334)        594,799      7,610,544    (401,251)       132,497
    Change in unrealized appreciation
      (depreciation) on investments and foreign
         currency **............................   5,374,813    (332,285)     (4,148,573)    (1,265,437)   1,988,556    (2,208,676)
                                                 -----------   ---------     -----------    -----------  ----------    -----------
    Net realized gain (loss) and change in
      unrealized appreciation (depreciation)....     595,692    (376,619)     (3,553,774)     6,345,107   1,587,305     (2,076,179)
                                                 -----------   ---------     -----------    -----------  ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.................................... $ 3,606,640   $ 465,532     $ 6,016,264    $ 6,414,279  $1,569,005    $(2,013,086)
                                                 ===========   =========     ===========    ===========  ==========    ===========

  * Net of foreign withholding taxes of $2,654 and $1,510 for the High Yield Fixed Income and Provident Funds, respectively.
 ** Net of capital gain withholding taxes of $2,586 for the High Yield Fixed Income Fund.
***  Commencement of operations on May 7, 1999.
  #  Commencement of operations on June 30, 1999.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                              California Tax-Free Fixed Income Fund
                                        -------------------------------------------------
                                                           Nine Months
                                          Year Ended          Ended          Year Ended
                                        September 30,     September 30,     December 31,
                                             1999              1998             1997
                                        --------------    --------------    -------------
FROM OPERATIONS
  Net investment income.............     $    902,820      $    600,781     $    716,797
  Net realized gain (loss) on
    investments and foreign
    currency........................           43,213            10,232           20,418
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency............         (828,427)          320,052          367,627
                                         ------------      ------------     ------------
  Increase (decrease) in net assets
    from operations.................          117,606           931,065        1,104,842
                                         ------------      ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.............         (904,671)         (610,963)        (719,537)
  Net realized gain on
    investments.....................                0                 0          (41,370)
                                         ------------      ------------     ------------
  Total distributions...............         (904,671)         (610,963)        (760,907)
                                         ------------      ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of
    shares..........................        3,611,000         2,777,897        3,727,583
  Net asset value of shares issued
    in connection with the
    reinvestment of distributions...          138,121           105,335          127,165
  Cost of shares redeemed...........       (3,908,509)         (407,000)        (836,438)
                                         ------------      ------------     ------------
  Increase (decrease) in net assets
    derived from capital share
    transactions....................         (159,388)        2,476,232        3,018,310
                                         ------------      ------------     ------------
    Total increase (decrease) in net
      assets........................         (946,453)        2,796,334        3,362,245
NET ASSETS
  Beginning of period...............       19,618,117        16,821,783       13,459,538
                                         ------------      ------------     ------------
  End of period.....................     $ 18,671,664      $ 19,618,117     $ 16,821,783
                                         ============      ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period.....................     $          0      $          0     $      6,408
                                         ============      ============     ============
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares....          345,658           266,053          364,171
  Issued in connection with the
    reinvestment of distributions...           13,260            10,101           12,386
  Redeemed..........................         (377,055)          (39,014)         (82,667)
                                         ------------      ------------     ------------
  Net change........................          (18,137)          237,140          293,890
                                         ============      ============     ============

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                     Core Fixed Income Fund
                                        -------------------------------------------------
                                                           Nine Months
                                          Year Ended          Ended          Year Ended
                                        September 30,     September 30,     December 31,
                                             1999              1998             1997
                                        --------------    --------------    -------------
FROM OPERATIONS
  Net investment income.............     $  1,292,164      $    842,404     $    561,849
  Net realized gain (loss) on
    investments and foreign
    currency........................           16,357           180,769           38,487
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency............       (1,581,472)          376,200          257,800
                                         ------------      ------------     ------------
  Increase (decrease) in net assets
    from operations.................         (272,951)        1,399,373          858,136
                                         ------------      ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.............       (1,133,613)                0         (560,414)
  Net realized gain on
    investments.....................         (267,462)             (811)         (38,618)
                                         ------------      ------------     ------------
  Total distributions...............       (1,401,075)             (811)        (599,032)
                                         ------------      ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of
    shares..........................        5,175,627         4,752,797        9,230,953
  Net asset value of shares issued
    in connection with the
    reinvestment of distributions...        1,401,075               811          599,032
  Cost of shares redeemed...........       (1,659,371)       (2,921,313)        (250,000)
                                         ------------      ------------     ------------
  Increase (decrease) in net assets
    derived from capital share
    transactions....................        4,917,331         1,832,295        9,579,985
                                         ------------      ------------     ------------
    Total increase (decrease) in net
      assets........................        3,243,305         3,230,857        9,839,089
NET ASSETS
  Beginning of period...............       19,340,756        16,109,899        6,270,810
                                         ------------      ------------     ------------
  End of period.....................     $ 22,584,061      $ 19,340,756     $ 16,109,899
                                         ============      ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period.....................     $    993,531      $    838,191     $          0
                                         ============      ============     ============
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares....          477,171           437,458          860,234
  Issued in connection with the
    reinvestment of distributions...          131,433                73           56,248
  Redeemed..........................         (151,500)         (265,932)         (23,346)
                                         ------------      ------------     ------------
  Net change........................          457,104           171,599          893,136
                                         ============      ============     ============

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                       Fixed Income Fund
                                        -----------------------------------------------
                                                          Nine Months
                                          Year Ended         Ended         Year Ended
                                        September 30,    September 30,    December 31,
                                             1999             1998            1997
                                        --------------   --------------   -------------
FROM OPERATIONS
  Net investment income..............    $ 23,071,408     $ 11,410,938    $  8,695,684
  Net realized gain (loss) on
    investments and foreign
    currency.........................        (919,226)       4,856,929       2,909,561
  Change in unrealized appreciation
    (depreciation) on investments and
    foreign currency.................      (7,370,250)     (20,391,296)      1,883,711
                                         ------------     ------------    ------------
  Increase (decrease) in net assets
    from operations..................      14,781,932       (4,123,429)     13,488,956
                                         ------------     ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income..............     (16,709,531)               0      (8,861,805)
  Net realized gain on investments...      (5,298,144)      (1,288,514)     (3,350,264)
                                         ------------     ------------    ------------
  Total distributions................     (22,007,675)      (1,288,514)    (12,212,069)
                                         ------------     ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares...      48,387,100       89,088,980      86,055,071
  Net asset value of shares issued in
    connection with the reinvestment
    of distributions.................      22,007,676        1,273,620      11,967,763
  Cost of shares redeemed............     (13,490,272)      (9,670,135)    (17,997,654)
                                         ------------     ------------    ------------
  Increase (decrease) in net assets
    derived from capital share
    transactions.....................      56,904,504       80,692,465      80,025,180
                                         ------------     ------------    ------------
    Total increase (decrease) in net
      assets.........................      49,678,761       75,280,522      81,302,067
NET ASSETS
  Beginning of period................     248,328,598      173,048,076      91,746,009
                                         ------------     ------------    ------------
  End of period......................    $298,007,359     $248,328,598    $173,048,076
                                         ============     ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
  (LOSS)
  End of period......................    $ 17,609,095     $ 11,377,041    $     (8,315)
                                         ============     ============    ============
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares.....       3,955,911        6,829,377       6,599,478
  Issued in connection with the
    reinvestment of distributions....       1,865,057           97,745         947,050
  Redeemed...........................      (1,094,141)        (755,557)     (1,401,398)
                                         ------------     ------------    ------------
  Net change.........................       4,726,827        6,171,565       6,145,130
                                         ============     ============    ============

                See accompanying notes to financial statements.

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------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  High Yield Fixed Income Fund
                                        -------------------------------------------------
                                                           Nine Months
                                          Year Ended          Ended          Year Ended
                                        September 30,     September 30,     December 31,
                                             1999              1998             1997
                                        --------------    --------------    -------------
FROM OPERATIONS
  Net investment income.............     $  3,010,948      $  2,619,892     $  1,835,703
  Net realized gain (loss) on
    investments and foreign
    currency........................       (4,779,121)          813,298        1,091,157
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency............        5,374,813        (8,655,085)      (1,050,300)
                                         ------------      ------------     ------------
  Increase (decrease) in net assets
    from operations.................        3,606,640        (5,221,895)       1,876,560
                                         ------------      ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.............       (3,648,962)                0       (1,834,725)
  Net realized gain on
    investments.....................         (816,575)         (281,055)        (811,668)
                                         ------------      ------------     ------------
  Total distributions...............       (4,465,537)         (281,055)      (2,646,393)
                                         ------------      ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of
    shares..........................        7,037,798         8,622,000       23,895,000
  Net asset value of shares issued
    in connection with the
    reinvestment of distributions...        4,155,972           255,838        2,646,426
  Cost of shares redeemed...........      (13,592,930)       (3,504,738)               0
                                         ------------      ------------     ------------
  Increase (decrease) in net assets
    derived from capital share
    transactions....................       (2,399,160)        5,373,100       26,541,426
                                         ------------      ------------     ------------
    Total increase (decrease) in net
      assets........................       (3,258,057)         (129,850)      25,771,593
NET ASSETS
  Beginning of period...............       28,742,154        28,872,004        3,100,411
                                         ------------      ------------     ------------
  End of period.....................     $ 25,484,097      $ 28,742,154     $ 28,872,004
                                         ============      ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period.....................     $  1,935,682      $  2,622,455     $        704
                                         ============      ============     ============
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares....          827,073           853,119        2,304,814
  Issued in connection with the
    reinvestment of distributions...          536,948            25,558          264,639
  Redeemed..........................       (1,744,921)         (337,403)               0
                                         ------------      ------------     ------------
  Net change........................         (380,900)          541,274        2,569,453
                                         ============      ============     ============

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                              Intermediate Duration Fixed Income Fund
                                            -------------------------------------------
                                                Year Ended          Nine Months Ended
                                            September 30, 1999     September 30, 1998*
                                            -------------------    --------------------
FROM OPERATIONS
  Net investment income.................     $         842,151      $          455,090
  Net realized gain (loss) on
    investments and foreign currency....               (44,334)                (44,716)
  Change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................              (332,285)               (204,463)
                                             -----------------      ------------------
  Increase (decrease) in net assets from
    operations..........................               465,532                 205,911
                                             -----------------      ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.................              (926,674)               (357,494)
  Net realized gain on investments......                     0                       0
                                             -----------------      ------------------
  Total distributions...................              (926,674)               (357,494)
                                             -----------------      ------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares......             3,601,888              11,888,529
  Net asset value of shares issued in
    connection with the reinvestment of
    distributions.......................               926,675                 357,494
  Cost of shares redeemed...............              (750,000)             (1,040,783)
                                             -----------------      ------------------
  Increase (decrease) in net assets
    derived from capital share
    transactions........................             3,778,563              11,205,240
                                             -----------------      ------------------
    Total increase (decrease) in net
      assets............................             3,317,421              11,053,657
NET ASSETS
  Beginning of period...................            11,053,657                       0
                                             -----------------      ------------------
  End of period.........................     $      14,371,078      $       11,053,657
                                             =================      ==================
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period.........................     $           8,348      $           97,596
                                             =================      ==================
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares........               368,852               1,188,441
  Issued in connection with the
    reinvestment of distributions.......                95,915                  35,799
  Redeemed..............................               (77,882)               (103,785)
                                             -----------------      ------------------
  Net change............................               386,885               1,120,455
                                             =================      ==================

                    *   Commencement of operations on January 28, 1998.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                               Investment Grade Fixed Income Fund
                                        -------------------------------------------------
                                                           Nine Months
                                          Year Ended          Ended          Year Ended
                                        September 30,     September 30,     December 31,
                                             1999              1998             1997
                                        --------------    --------------    -------------
FROM OPERATIONS
  Net investment income.............     $  9,570,038      $  5,159,444     $  4,262,268
  Net realized gain (loss) on
    investments and foreign
    currency........................          594,799         1,166,768        1,023,968
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency............       (4,148,573)       (6,968,292)         704,886
                                         ------------      ------------     ------------
  Increase (decrease) in net assets
    from operations.................        6,016,264          (642,080)       5,991,122
                                         ------------      ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.............       (9,637,617)       (5,325,638)      (4,113,289)
  Net realized gain on
    investments.....................       (1,310,699)         (164,584)        (884,327)
                                         ------------      ------------     ------------
  Total distributions...............      (10,948,316)       (5,490,222)      (4,997,616)
                                         ------------      ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of
    shares..........................       27,961,468        38,267,503       28,180,818
  Net asset value of shares issued
    in connection with the
    reinvestment of distributions...        8,537,952         4,469,734        3,906,983
  Cost of shares redeemed...........       (3,893,882)         (484,895)      (1,869,109)
                                         ------------      ------------     ------------
  Increase (decrease) in net assets
    derived from capital share
    transactions....................       32,605,538        42,252,342       30,218,692
                                         ------------      ------------     ------------
    Total increase (decrease) in net
      assets........................       27,673,486        36,120,040       31,212,198
NET ASSETS
  Beginning of period...............      119,083,988        82,963,948       51,751,750
                                         ------------      ------------     ------------
  End of period.....................     $146,757,474      $119,083,988     $ 82,963,948
                                         ============      ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period.....................     $     39,773      $    158,069     $    166,580
                                         ============      ============     ============
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares....        2,475,635         3,216,464        2,322,895
  Issued in connection with the
    reinvestment of distributions...          751,273           375,920          327,954
  Redeemed..........................         (344,017)          (41,234)        (154,352)
                                         ------------      ------------     ------------
  Net change........................        2,882,891         3,551,150        2,496,497
                                         ============      ============     ============

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                         Provident Fund
                                        -------------------------------------------------
                                                           Nine Months
                                          Year Ended          Ended          Year Ended
                                        September 30,     September 30,     December 31,
                                             1999              1998             1997
                                        --------------    --------------    -------------
FROM OPERATIONS
  Net investment income.............     $     69,172      $    152,319     $    281,724
  Net realized gain (loss) on
    investments and foreign
    currency........................        7,610,544         6,023,380        3,075,110
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency............       (1,265,437)       (1,620,971)         601,974
                                         ------------      ------------     ------------
  Increase (decrease) in net assets
    from operations.................        6,414,279         4,554,728        3,958,808
                                         ------------      ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.............         (153,835)                0         (284,442)
  Net realized gain on
    investments.....................       (6,056,473)                0       (2,620,841)
                                         ------------      ------------     ------------
  Total distributions...............       (6,210,308)                0       (2,905,283)
                                         ------------      ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of
    shares..........................                0         1,842,263       12,883,954
  Net asset value of shares issued
    in connection with the
    reinvestment of distributions...        6,210,308                 0        2,905,283
  Cost of shares redeemed...........       (5,438,463)      (24,030,786)        (205,235)
                                         ------------      ------------     ------------
  Increase (decrease) in net assets
    derived from capital share
    transactions....................          771,845       (22,188,523)      15,584,002
                                         ------------      ------------     ------------
    Total increase (decrease) in net
      assets........................          975,816       (17,633,795)      16,637,527
NET ASSETS
  Beginning of period...............       20,909,772        38,543,567       21,906,040
                                         ------------      ------------     ------------
  End of period.....................     $ 21,885,588      $ 20,909,772     $ 38,543,567
                                         ============      ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period.....................     $     67,735      $    152,304     $          0
                                         ============      ============     ============
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares....                0           146,126        1,009,708
  Issued in connection with the
    reinvestment of distributions...          506,550                 0          241,472
  Redeemed..........................         (418,901)       (1,751,368)         (15,943)
                                         ------------      ------------     ------------
  Net change........................           87,649        (1,605,242)       1,235,237
                                         ============      ============     ============

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                         Small Company Growth Fund
                                                         -------------------------
                                                               Period Ended
                                                            September 30, 1999*
                                                         -------------------------
FROM OPERATIONS
  Net investment income (loss).......................    $                 (18,300)
  Net realized gain (loss) on investments and foreign
    currency.........................................                     (401,251)
  Change in unrealized appreciation (depreciation) on
    investments and foreign currency.................                    1,988,556
                                                         -------------------------
  Increase (decrease) in net assets from
    operations.......................................                    1,569,005
                                                         -------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income..............................                            0
  Net realized gain on investments...................                            0
                                                         -------------------------
  Total distributions................................                            0
                                                         -------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares...................                   16,104,885
  Net asset value of shares issued in connection with
    the reinvestment of distributions................                            0
  Cost of shares redeemed............................                            0
                                                         -------------------------
  Increase (decrease) in net assets derived from
    capital share transactions.......................                   16,104,885
                                                         -------------------------
    Total increase (decrease) in net assets..........                   17,673,890
NET ASSETS
  Beginning of period................................                            0
                                                         -------------------------
  End of period......................................    $              17,673,890
                                                         =========================
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period......................................    $                       0
                                                         =========================
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares.....................                    1,514,677
  Issued in connection with the reinvestment of
    distributions....................................                            0
  Redeemed...........................................                            0
                                                         -------------------------
  Net change.........................................                    1,514,677
                                                         =========================

                    *   Commencement of operations on May 7, 1999.

                See accompanying notes to financial statements.

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------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                           Small Company Value Fund
                                                           ------------------------
                                                                 Period Ended
                                                             September 30, 1999*
                                                           ------------------------
FROM OPERATIONS
  Net investment income................................    $                 63,093
  Net realized gain (loss) on investments and foreign
    currency...........................................                     132,497
  Change in unrealized appreciation (depreciation) on
    investments and foreign currency...................                  (2,208,676)
                                                           ------------------------
  Increase (decrease) in net assets from operations....                  (2,013,086)
                                                           ------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................................                           0
  Net realized gain on investments.....................                           0
                                                           ------------------------
  Total distributions..................................                           0
                                                           ------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares.....................                  39,904,541
  Net asset value of shares issued in connection with
    the reinvestment of distributions..................                           0
  Cost of shares redeemed..............................                           0
                                                           ------------------------
  Increase (decrease) in net assets derived from
    capital share transactions.........................                  39,904,541
                                                           ------------------------
    Total increase (decrease) in net assets............                  37,891,455
NET ASSETS
  Beginning of period..................................                           0
                                                           ------------------------
  End of period........................................    $             37,891,455
                                                           ========================
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period........................................    $                 63,093
                                                           ========================
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares.......................                   4,031,719
  Issued in connection with the reinvestment of
    distributions......................................                           0
  Redeemed.............................................                           0
                                                           ------------------------
  Net change...........................................                   4,031,719
                                                           ========================

                    *   Commencement of operations on June 30, 1999.

                See accompanying notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                 California Tax-Free
                                                     Income Fund
                                                 -------------------
                                                   1999*    1998**
                                                 --------- ---------
Net asset value, beginning of period............  $ 10.59   $ 10.41
                                                  -------   -------
Income from investment operations --
  Net investment income (loss)..................     0.47      0.35
  Net realized and unrealized gain (loss) on
    investments.................................    (0.41)     0.19
                                                  -------   -------
    Total from investment operations............     0.06      0.54
                                                  -------   -------
Less distributions --
  Dividends from net investment income..........    (0.47)    (0.36)
  Distributions from net realized capital
    gains.......................................     0.00      0.00
                                                  -------   -------
    Total distributions.........................    (0.47)    (0.36)
                                                  -------   -------
Net asset value, end of period..................  $ 10.18   $ 10.59
                                                  =======   =======
Total return (%)(a)(b)..........................      0.6       5.3
Net assets, end of period (000).................  $18,672   $19,618
Ratio of operating expenses to average net
  assets (%)(c)(d)..............................     0.65      0.65
Ratio of net investment income to average net
  assets (%)(c).................................     4.50      4.55
Portfolio turnover (%)(a).......................       14        12
Without giving effect to the voluntary expense
  limitations described in Note 3 to the
  Financial Statements:
  Ratio of expenses to average net assets would
    have been (%)(c)............................     1.19      1.33
  Net investment income per share would have
    been........................................  $  0.41   $  0.30

---------------

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on June 1, 1995.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

                                                 California Tax-Free Income Fund
                                                 -------------------------------
                                                 For the Year Ended December 31,
                                                 -------------------------------
                                                    1997       1996     1995***
                                                 ---------- ---------- ---------
Net asset value, beginning of period............  $ 10.19    $ 10.23    $10.00
                                                  -------    -------    ------
Income from investment operations --
  Net investment income (loss)..................     0.47       0.46      0.26
  Net realized and unrealized gain (loss) on
    investments.................................     0.25      (0.04)     0.23
                                                  -------    -------    ------
    Total from investment operations............     0.72       0.42      0.49
                                                  -------    -------    ------
Less distributions --
  Dividends from net investment income..........    (0.47)     (0.45)    (0.26)
  Distributions from net realized capital
    gains.......................................    (0.03)     (0.01)     0.00
                                                  -------    -------    ------
    Total distributions.........................    (0.50)     (0.46)    (0.26)
                                                  -------    -------    ------
Net asset value, end of period..................  $ 10.41    $ 10.19    $10.23
                                                  =======    =======    ======
Total return (%)(a)(b)..........................      7.3        4.1       4.9
Net assets, end of period (000).................  $16,822    $13,460    $7,880
Ratio of operating expenses to average net
  assets (%)(c)(d)..............................     0.65       0.65      0.65
Ratio of net investment income to average net
  assets (%)(c).................................     4.62       4.58      5.30
Portfolio turnover (%)(a).......................       24         18        18
Without giving effect to the voluntary expense
  limitations described in Note 3 to the
  Financial Statements:
  Ratio of expenses to average net assets would
    have been (%)(c)............................     1.41       1.26      1.62
  Net investment income per share would have
    been........................................  $  0.39    $  0.40    $ 0.22

---------------

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on June 1, 1995.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

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------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                       Core Fixed Income Fund
                                              -----------------------------------------
                                                                    For the Year Ended
                                                                       December 31,
                                                                    -------------------
                                               1999*     1998**      1997      1996***
                                              -------    -------    -------    --------
Net asset value, beginning of period......    $ 11.49    $ 10.66    $ 10.14    $  10.00
                                              -------    -------    -------    --------
Income from investment operations --
  Net investment income (loss)............       0.61       0.50       0.39        0.40
  Net realized and unrealized gain (loss)
    on investments........................      (0.76)      0.33       0.55        0.13
                                              -------    -------    -------    --------
    Total from investment operations......      (0.15)      0.83       0.94        0.53
                                              -------    -------    -------    --------
Less distributions --
  Dividends from net investment income....      (0.64)      0.00      (0.39)      (0.39)
  Distributions from net realized capital
    gains.................................      (0.15)     (0.00)(e)   (0.03)      0.00
                                              -------    -------    -------    --------
    Total distributions...................      (0.79)     (0.00)     (0.42)      (0.39)
                                              -------    -------    -------    --------
Net asset value, end of period............    $ 10.55    $ 11.49    $ 10.66    $  10.14
                                              =======    =======    =======    ========
Total return (%)(a)(b)....................       (1.4)       7.8        9.2         5.3
Net assets, end of period (000)...........    $22,584    $19,341    $16,110    $  6,271
Ratio of operating expenses to average net
  assets (%)(c)(d)........................       0.65       0.65       0.65        0.65
Ratio of net investment income to average
  net assets (%)(c).......................       6.14       6.08       6.34        6.21
Portfolio turnover (%)(a).................         29         45         59          34
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements:
  Ratio of expenses to average net assets
    would have been (%)(c)................       1.15       1.27       1.80        1.46
  Net investment income per share would
    have been.............................    $  0.56    $  0.45    $  0.32    $   0.35

---------------

                    *   For the year ended September 30, 1999.
                   **   For the nine months ended September 30, 1998.
                  ***   Commencement of operations on April 24, 1996.
                  (a)   Periods less than one year are not annualized.
                  (b)   Total returns would have been lower had the adviser not
                        reduced its advisory fees and/or borne other operating
                        expenses.
                  (c)   Annualized for periods less than one year.
                  (d)   The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
                        Fund's ratio of operating expenses would have been higher.
                  (e)   Amount is less than $0.01 per share.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                             Fixed Income Fund
                                                             -----------------
                                                              1999*    1998**
                                                             -------- --------
Net asset value, beginning of period........................ $  12.47 $  12.59
                                                             -------- --------
Income from investment operations --
  Net investment income (loss)..............................     0.97     0.57
  Net realized and unrealized gain (loss) on investments....    (0.27)    (0.62)
                                                             -------- --------
    Total from investment operations........................     0.70    (0.05)
                                                             -------- --------
Less distributions --
  Dividends from net investment income......................    (0.82)     0.00
  Distributions from net realized capital gains.............    (0.26)    (0.07)
                                                             -------- --------
    Total distributions.....................................    (1.08)    (0.07)
                                                             -------- --------
Net asset value, end of period.............................. $  12.09 $  12.47
                                                             ======== ========
Total return (%)(a)(b)......................................      5.8     (0.4)
Net assets, end of period (000)............................. $298,007 $248,329
Ratio of operating expenses to average net assets
  (%)(c)(d).................................................     0.64     0.65
Ratio of net investment income to average net assets
  (%)(c)....................................................     8.30     7.37
Portfolio turnover (%)(a)...................................       22       31
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements:
  Ratio of expenses to average net assets would have been
    (%)(c)..................................................     0.64     0.68
  Net investment income per share would have been........... $   0.97 $   0.57

---------------

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on January 17, 1995.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

                                                                     Fixed Income Fund
                                                             ---------------------------------
                                                              For the Year Ended December 31,
                                                             ---------------------------------
                                                                1997        1996     1995***
                                                             ----------- ---------- ----------
Net asset value, beginning of period........................  $  12.08    $ 12.08    $ 10.00
                                                              --------    -------    -------
Income from investment operations --
  Net investment income (loss)..............................      0.72       0.91       0.53
  Net realized and unrealized gain (loss) on investments....      0.89       0.27       2.21
                                                              --------    -------    -------
    Total from investment operations........................      1.61       1.18       2.74
                                                              --------    -------    -------
Less distributions --
  Dividends from net investment income......................     (0.75)     (0.90)     (0.52)
  Distributions from net realized capital gains.............     (0.35)     (0.28)     (0.14)
                                                              --------    -------    -------
    Total distributions.....................................     (1.10)     (1.18)     (0.66)
                                                              --------    -------    -------
Net asset value, end of period..............................  $  12.59    $ 12.08    $ 12.08
                                                              ========    =======    =======
Total return (%)(a)(b)......................................      13.4        9.8       27.4
Net assets, end of period (000).............................  $173,048    $91,746    $58,332
Ratio of operating expenses to average net assets
  (%)(c)(d).................................................      0.65       0.62       0.75
Ratio of net investment income to average net assets
  (%)(c)....................................................      7.56       7.97       8.15
Portfolio turnover (%)(a)...................................        41         90         76
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements:
  Ratio of expenses to average net assets would have been
    (%)(c)..................................................      0.70       0.62       0.83
  Net investment income per share would have been...........  $   0.72    $  0.91    $  0.52

---------------

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on January 17, 1995.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                    High Yield Fixed Income Fund
                                              -----------------------------------------
                                               1999*     1998**      1997      1996***
                                              -------    -------    -------    --------
Net asset value, beginning of period......    $  8.41    $ 10.04    $ 10.16    $  10.00
                                              -------    -------    -------    --------
Income from investment operations --
  Net investment income (loss)............       0.95       0.77       0.70        0.56
  Net realized and unrealized gain (loss)
    on investments........................       0.35      (2.31)      0.20        0.21
                                              -------    -------    -------    --------
    Total from investment operations......       1.30      (1.54)      0.90        0.77
                                              -------    -------    -------    --------
Less distributions --
  Dividends from net investment income....      (1.07)      0.00      (0.71)      (0.56)
  Distributions from net realized capital
    gains.................................      (0.24)     (0.09)     (0.31)      (0.05)
                                              -------    -------    -------    --------
    Total distributions...................      (1.31)     (0.09)     (1.02)      (0.61)
                                              -------    -------    -------    --------
Net asset value, end of period............    $  8.40    $  8.41    $ 10.04    $  10.16
                                              =======    =======    =======    ========
Total return (%)(a)(b)                           16.8      (15.5)       8.8         7.7
Net assets, end of period (000)...........    $25,484    $28,742    $28,872    $  3,100
Ratio of operating expenses to average net
  assets (%)(c)(d)........................       0.75       0.75       0.75        0.75
Ratio of net investment income to average
  net assets (%)(c).......................      12.22      10.69       8.82        9.42
Portfolio turnover (%)(a).................         57         39         94           9
Without giving effect to the voluntary
  expense limitations described in Note 3
  to theFinancial Statements:
  Ratio of expenses to average net assets
    would have been (%)(c)................       1.15       1.12       1.17        2.73
  Net investment income per share would
    have been.............................    $  0.92    $  0.74    $  0.67    $   0.44

---------------

                    *   For the year ended September 30, 1999.
                   **   For the nine months ended September 30, 1998.
                  ***   Commencement of operations on June 5, 1996.
                  (a)   Periods less than one year are not annualized.
                  (b)   Total returns would have been lower had the adviser not
                        reduced its advisory fees and/or borne other operating
                        expenses.
                  (c)   Annualized for periods less than one year.
                  (d)   The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
                        Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   Intermediate
                                                                     Duration
                                                                Fixed Income Fund
                                                                ------------------
                                                                 1999*     1998**
                                                                -------    -------
Net asset value, beginning of period........................    $  9.87    $ 10.00
                                                                -------    -------
Income from investment operations --
  Net investment income (loss)..............................       0.61       0.41
  Net realized and unrealized gain (loss) on investments....      (0.26)     (0.22)
                                                                -------    -------
    Total from investment operations........................       0.35       0.19
                                                                -------    -------
Less distributions --
  Dividends from net investment income......................      (0.69)     (0.32)
  Distributions from net realized capital gains.............       0.00       0.00
                                                                -------    -------
    Total distributions.....................................      (0.69)     (0.32)
                                                                -------    -------
Net asset value, end of period..............................    $  9.53    $  9.87
                                                                =======    =======
Total return (%)(a)(b)......................................        3.6        1.9
Net assets, end of period (000).............................    $14,371    $11,054
Ratio of operating expenses to average net assets
  (%)(c)(d).................................................       0.55       0.55
Ratio of net investment income to average net assets
  (%)(c)....................................................       6.27       6.05
Portfolio turnover (%)(a)...................................         35         74
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements:
  Ratio of expenses to average net assets would have
    been (%)(c).............................................       1.18       1.33
  Net investment income per share would have been...........    $  0.55    $  0.35

---------------

                    *   For the year ended September 30, 1999.
                   **   From commencement of operations on January 28, 1998 through
                        September 30, 1998.
                  (a)   Periods less than one year are not annualized.
                  (b)   Total returns would have been lower had the adviser not
                        reduced its advisory fees and/or borne other operating
                        expenses.
                  (c)   Annualized for periods less than one year.
                  (d)   The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
                        Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
FINANCIAL HIGHLIGHTS

                                              Investment Grade
                                             Fixed Income Fund
                                            --------------------
                                             1999*       1998**
                                            --------    --------
Net asset value, beginning of period....    $  11.42    $  12.06
                                            --------    --------
Income from investment operations --
  Net investment income (loss)..........        0.81        0.61
  Net realized and unrealized gain
    (loss) on investments...............       (0.27)      (0.60)
                                            --------    --------
    Total from investment operations....        0.54        0.01
                                            --------    --------
Less distributions --
  Dividends from net investment
    income..............................       (0.82)      (0.63)
  Distributions from net realized
    capital gains.......................       (0.12)      (0.02)
                                            --------    --------
    Total distributions.................       (0.94)      (0.65)
                                            --------    --------
Net asset value, end of period..........    $  11.02    $  11.42
                                            ========    ========
Total return (%)(a)(b)..................         4.8        (0.0)
Net assets, end of period (000).........    $146,757    $119,084
Ratio of operating expenses to average
  net assets (%)(c)(d)..................        0.55        0.55
Ratio of net investment income to
  average net assets (%)(c).............        7.15        6.85
Portfolio turnover (%)(a)...............          18          31
Without giving effect to the voluntary
  expense limitations described in
  Note 3 to the Financial Statements:
  Ratio of expenses to average net
    assets would have been (%)(c).......        0.59        0.65
  Net investment income per share would
    have been...........................    $   0.81    $   0.60

---------------

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on July 1, 1994.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

                                          Investment Grade Fixed Income Fund
                                         -------------------------------------
                                            For the Year Ended December 31,
                                         -------------------------------------
                                          1997      1996      1995     1994***
                                         -------   -------   -------   -------
Net asset value, beginning of period.... $ 11.81   $ 11.56   $  9.57   $10.00
                                         -------   -------   -------   ------
Income from investment operations --
  Net investment income (loss)..........    0.83      0.80      0.75     0.41
  Net realized and unrealized gain
    (loss) on investments...............    0.37      0.40      2.05    (0.43)
                                         -------   -------   -------   ------
    Total from investment operations....    1.20      1.20      2.80    (0.02)
                                         -------   -------   -------   ------
Less distributions --
  Dividends from net investment
    income..............................   (0.81)    (0.79)    (0.76)   (0.41)
  Distributions from net realized
    capital gains.......................   (0.14)    (0.16)    (0.05)    0.00
                                         -------   -------   -------   ------
    Total distributions.................   (0.95)    (0.95)    (0.81)   (0.41)
                                         -------   -------   -------   ------
Net asset value, end of period.......... $ 12.06   $ 11.81   $ 11.56   $ 9.57
                                         =======   =======   =======   ======
Total return (%)(a)(b)..................    10.6      10.9      30.3     (0.3)
Net assets, end of period (000)......... $82,964   $51,752   $21,816   $4,649
Ratio of operating expenses to average
  net assets (%)(c)(d)..................    0.55      0.55      0.55     0.55
Ratio of net investment income to
  average net assets (%)(c).............    6.97      7.27      7.61     8.18
Portfolio turnover (%)(a)...............      58        74        22      112
Without giving effect to the voluntary
  expense limitations described in
  Note 3 to the Financial Statements:
  Ratio of expenses to average net
    assets would have been (%)(c).......    0.69      0.70      0.94     1.55
  Net investment income per share would
    have been........................... $  0.81   $  0.78   $  0.71   $ 0.36

---------------

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on July 1, 1994.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
FINANCIAL HIGHLIGHTS

                                              Provident Fund
                                            ------------------
                                             1999*     1998**
                                            -------    -------
Net asset value, beginning of period....    $ 13.59    $ 12.26
                                            -------    -------
Income from investment operations --
  Net investment income (loss)..........       0.04       0.10
  Net realized and unrealized gain
    (loss) on investments...............       3.87       1.23
                                            -------    -------
    Total from investment operations....       3.91       1.33
                                            -------    -------
Less distributions --
  Dividends from net investment
    income..............................      (0.10)      0.00
  Distributions from net realized
    capital gains.......................      (3.94)      0.00
                                            -------    -------
    Total distributions.................      (4.04)      0.00
                                            -------    -------
Net asset value, end of period..........    $ 13.46    $ 13.59
                                            =======    =======
Total return (%)(a)(b)..................       31.7       10.9
Net assets, end of period (000).........    $21,886    $20,910
Ratio of operating expenses to average
  net assets (%)(c)(d)..................       0.65       0.65
Ratio of net investment income to
  average net assets (%)(c).............       0.30       0.74
Portfolio turnover (%)(a)...............        250         96
Without giving effect to the voluntary
  expense limitations described in
  Note 3 to the Financial Statements:
  Ratio of expenses to average net
    assets would have been (%)(c).......       1.00       1.03
  Net investment income (loss) per share
    would have been.....................    $ (0.01)   $  0.05

---------------

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on October 1, 1995.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

                                                  Provident Fund
                                         ---------------------------------
                                          For the Year Ended December 31,
                                         ---------------------------------
                                           1997        1996       1995***
                                         ---------   ---------   ---------
Net asset value, beginning of period....  $ 11.48     $ 10.02     $ 10.00
                                          -------     -------     -------
Income from investment operations --
  Net investment income (loss)..........     0.10        0.10        0.02
  Net realized and unrealized gain
    (loss) on investments...............     1.68        1.47        0.02
                                          -------     -------     -------
    Total from investment operations....     1.78        1.57        0.04
                                          -------     -------     -------
Less distributions --
  Dividends from net investment
    income..............................    (0.10)      (0.11)      (0.02)
  Distributions from net realized
    capital gains.......................    (0.90)       0.00        0.00
                                          -------     -------     -------
    Total distributions.................    (1.00)      (0.11)      (0.02)
                                          -------     -------     -------
Net asset value, end of period..........  $ 12.26     $ 11.48     $ 10.02
                                          =======     =======     =======
Total return (%)(a)(b)..................     15.7        15.6         0.4
Net assets, end of period (000).........  $38,544     $21,906     $ 7,609
Ratio of operating expenses to average
  net assets (%)(c)(d)..................     0.65        0.65        0.65
Ratio of net investment income to
  average net assets (%)(c).............     0.87        1.10        1.36
Portfolio turnover (%)(a)...............      109          97          22
Without giving effect to the voluntary
  expense limitations described in
  Note 3 to the Financial Statements:
  Ratio of expenses to average net
    assets would have been (%)(c).......     0.89        0.89        1.43
  Net investment per share would have
    been................................  $  0.07     $  0.08     $  0.01

---------------

  *  For the year ended September 30, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on October 1, 1995.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                Small Company
                                                                 Growth Fund
                                                                -------------
                                                                    1999*
                                                                -------------
Net asset value, beginning of period........................    $       10.00
                                                                -------------
Income from investment operations --
  Net investment income (loss)..............................            (0.01)
  Net realized and unrealized gain (loss) on investments....             1.68
                                                                -------------
    Total from investment operations........................             1.67
                                                                -------------
Less distributions --
  Dividends from net investment income......................             0.00
  Distributions from net realized capital gains.............             0.00
                                                                -------------
    Total distributions.....................................             0.00
                                                                -------------
Net asset value, end of period..............................    $       11.67
                                                                =============
Total return (%)(a)(b)......................................             16.7
Net assets, end of period (000).............................    $      17,674
Ratio of operating expenses to average net assets
  (%)(c)(d).................................................             0.90
Ratio of net investment income to average net assets
  (%)(c)....................................................            (0.51)
Portfolio turnover (%)(a)...................................               56
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements:
  Ratio of expenses to average net assets would have been
    (%)(c)..................................................             2.17
  Net investment income (loss) per share would have been....    $       (0.04)

---------------

                    *   From commencement of operations on May 7, 1999 through
                        September 30, 1999.
                  (a)   Periods less than one year are not annualized.
                  (b)   Total returns would have been lower had the adviser not
                        reduced its advisory fees and/or borne other operating
                        expenses.
                  (c)   Annualized for periods less than one year.
                  (d)   The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
                        Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                Small Company
                                                                 Value Fund
                                                                -------------
                                                                    1999*
                                                                -------------
Net asset value, beginning of period........................    $       10.00
                                                                -------------
Income from investment operations --
  Net investment income (loss)..............................             0.02
  Net realized and unrealized gain (loss) on investments....            (0.62)
                                                                -------------
    Total from investment operations........................            (0.60)
                                                                -------------
Less distributions --
  Dividends from net investment income......................             0.00
  Distributions from net realized capital gains.............             0.00
                                                                -------------
    Total distributions.....................................             0.00
                                                                -------------
Net asset value, end of period..............................    $        9.40
                                                                =============
Total return (%)(a)(b)......................................             (6.0)
Net assets, end of period (000).............................    $      37,891
Ratio of operating expenses to average net assets
  (%)(c)(d).................................................             0.90
Ratio of net investment income to average net assets
  (%)(c)....................................................             0.82
Portfolio turnover (%)(a)...................................               36
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements:
  Ratio of expenses to average net assets would have been
    (%)(c)..................................................             1.31
  Net investment income per share would have been...........    $        0.01

---------------

                    *   From commencement of operations on June 30, 1999 through
                        September 30, 1999.
                  (a)   Periods less than one year are not annualized.
                  (b)   Total returns would have been lower had the adviser not
                        reduced its advisory fees and/or borne other operating
                        expenses.
                  (c)   Annualized for periods less than one year.
                  (d)   The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
                        Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

1. Loomis Sayles Investment Trust (the "Trust") consists of nine no-load mutual funds (the "Funds").

The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 23, 1993. The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), and the interests in which were registered for offer and sale, effective March 7, 1997, under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each fund.

The Trust consists of the following Funds:

       Loomis Sayles California Tax-Free Income Fund
       Loomis Sayles Core Fixed Income Fund
       Loomis Sayles Fixed Income Fund
       Loomis Sayles High Yield Fixed Income Fund
       Loomis Sayles Intermediate Duration Fixed Income Fund
       Loomis Sayles Investment Grade Fixed Income Fund
       Loomis Sayles Provident Fund
       Loomis Sayles Small Company Growth Fund
       Loomis Sayles Small Company Value Fund

Effective June 1, 1999, the name of the Loomis Sayles Core Growth Fund changed to the Loomis Sayles Provident Fund.

Loomis Sayles Small Company Growth Fund and Loomis Sayles Small Company Value Fund commenced operations May 7, 1999 and June 30, 1999, respectively.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Effective September 30, 1998, the Board of Trustees approved a change in the fiscal year end of the Funds to September 30. The following summarizes the significant accounting policies of the Loomis Sayles Investment Trust Funds:

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued
SEPTEMBER 30, 1999

A. SECURITY VALUATION -- Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, as approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued
SEPTEMBER 30, 1999

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of the holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency exchange contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency is determined using contractual currency exchange rates established at the time of each trade.

Each Fund (except the California Tax-Free Income Fund) may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid, and the prices of such securities may be more volatile than those securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts to protect securities against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward currency exchange rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain
(loss) on foreign currency transactions in the Funds' Statements of Operations.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued
SEPTEMBER 30, 1999

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 1999, there were no open forward foreign currency exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment in kind bonds are accreted according to the effective interest method. Interest income on the California Tax-Free Income Fund is decreased by the amortization of premium. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets.

F. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

At September 30, 1999, the Intermediate Duration Fixed Income Fund had an available capital loss carryforward of $37,812, which will expire on September 30, 2006. These realized losses are intended to be used to offset future capital gains.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The California Tax-Free Income, the Intermediate Duration Fixed Income and the Investment Grade Fixed Income Funds pay their net investment income monthly. The Core Fixed Income, Fixed Income, High Yield Fixed Income, Provident, Small Company Growth and Small Company Value Funds pay their net investment income to shareholders annually. Distributions from net realized capital gains, if any, are declared and paid on an annual basis by all of the Funds. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued
SEPTEMBER 30, 1999

differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for securities contributed or redeemed-in-kind, foreign currency transactions, deferred losses due to wash sales and excise tax regulations. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods.

H. ORGANIZATION EXPENSE -- In 1996, costs approximating $11,970 were incurred in connection with the initial registration and organization of the Core Fixed Income Fund. These costs were paid by the Fund and are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES -- (excluding short-term investments) for each Fund for the twelve months ended September 30, 1999 were as follows:

                                                        PURCHASES
                                              ------------------------------
                                              U.S. GOVERNMENT       OTHER
                                              ---------------    -----------
California Tax-Free Income Fund...........     $           0     $ 2,681,443
Core Fixed Income Fund....................         7,976,711       2,878,423
Fixed Income Fund.........................        14,260,050      91,330,875
High Yield Fixed Income Fund..............         1,386,328      11,977,133
Intermediate Duration Fixed Income Fund...         3,232,389       4,981,376
Investment Grade Fixed Income Fund........         4,175,985      43,298,161
Provident Fund............................                 0      53,877,549
Small Company Growth Fund.................                 0      16,310,597
Small Company Value Fund..................                 0       7,516,625

                                                          SALES
                                              ------------------------------
                                              U.S. GOVERNMENT       OTHER
                                              ---------------    -----------
California Tax-Free Income Fund...........     $           0     $ 2,779,778
Core Fixed Income Fund....................         3,358,291       2,511,091
Fixed Income Fund.........................        17,613,820      40,583,731
High Yield Fixed Income Fund..............           548,305      17,458,223
Intermediate Duration Fixed Income Fund...         2,581,504       1,949,913
Investment Grade Fixed Income Fund........         4,535,740      18,829,491
Provident Fund............................                 0      61,635,221
Small Company Growth Fund.................                 0       4,694,765
Small Company Value Fund..................                 0       8,558,129

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued
SEPTEMBER 30, 1999

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- During the period ended September 30, 1999, the Funds incurred management fees payable to Loomis Sayles. Certain officers and directors of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by NVEST, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the period ended September 30, 1999 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Funds to the following percentage rate of the Fund's average annual net assets:

                                              MANAGEMENT    MAXIMUM OPERATING
FUND                                             FEES         EXPENSE RATIO
----                                          ----------    -----------------
California Tax-Free Income Fund...........      0.50%            0.65%
Core Fixed Income Fund....................      0.50%            0.65%
Fixed Income Fund.........................      0.50%            0.65%
High Yield Fixed Income Fund..............      0.60%            0.75%
Intermediate Duration Fixed Income Fund...      0.40%            0.55%
Investment Grade Fixed Income Fund........      0.40%            0.55%
Provident Fund............................      0.50%            0.65%
Small Company Growth Fund.................      0.75%            0.90%
Small Company Value Fund..................      0.75%            0.90%

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

On November 9, 1999, the Board of Trustees of the Trust voted effective December 1, 1999 to lower the Core Fixed Income Fund's management fee to 0.35% thereby decreasing the maximum operating expense ratio to 0.50%.

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, Metropolitan Life Insurance Company or their affiliates. Each independent Trustee is compensated by the Trust at the rate of $10,000 per annum, plus travel expenses for each meeting attended. These expenses are allocated evenly among the Funds in the Trust.

4. CREDIT RISK -- The Fixed Income Fund may invest up to 35%, the High Yield Fixed Income Fund will invest at least 65%, and the Investment Grade

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued
SEPTEMBER 30, 1999

Fixed Income Fund may invest up to 10% of its total assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher-rated categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

On November 1, 1999, the Board of Trustees approved the Core Fixed Income Fund to invest up to 10% of its total assets in high yield securities.

5. CONCENTRATION -- The California Tax-Free Income Fund primarily invests in debt obligations issued by the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that does not concentrate its investments in the securities of issuers of a single state.

6. IN-KIND TRANSACTIONS -- During the period ended September 30, 1999, the High Yield Fixed Income Fund had realized losses of $871,366 on securities associated with an in-kind redemption on January 26, 1999.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Loomis Sayles Investment Trust shareholders voted on the following proposal at a special meeting held on April 6, 1999.

TO ELECT THE FOLLOWING TRUSTEES:           VOTED FOR        WITHHELD
--------------------------------         --------------    -----------
Charles J. Finlayson.................    23,053,640.741          0.000
Earl W. Foell *......................    22,204,030.351    849,610.390
Mark W. Holland *....................    23,053,640.741          0.000
Timothy J. Hunt......................    22,317,464.151    736,176.590

* Mr. Foell passed away on July 10, 1999, and Mr. Holland resigned effective at the time of Mr. Foell's death to preserve the Trust's compliance with
Section 15(f) of the 1940 Act.

\
LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

1999 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

EXEMPT INTEREST DIVIDENDS -- 91.40% of the dividends paid by the California Tax-Free Income Fund from net investment income for the year ended
September 30, 1999, constituted exempt interest dividends for Federal income tax purposes.

CAPITAL GAINS DISTRIBUTIONS -- Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 1999:

                                                                DOLLAR
                                                                AMOUNT
                                                              ----------
California Tax-Free Income Fund...........................    $    1,851
Core Fixed Income Fund....................................        10,628
Fixed Income Fund.........................................     2,305,066
High Yield Fixed Income Fund..............................       168,335
Investment Grade Fixed Income Fund........................       806,584
Provident Fund............................................     4,305,895

Corporate Dividends Received Deduction -- For the fiscal year ended September 30, 1999, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                                                QUALIFYING
                                                                PERCENTAGE
                                                                ----------
Fixed Income Fund...........................................      1.89%
High Yield Fixed Income Fund................................      1.31%
Investment Grade Fixed Income Fund..........................      1.40%
Provident Fund..............................................      4.54%
Small Company Value Fund....................................      4.41%

---------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE LOOMIS SAYLES INVESTMENT TRUST
FUNDS:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Trust Funds (consisting of the Loomis Sayles California Tax-Free Income Fund, Core Fixed Income Fund, Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, Investment Grade Fixed Income Fund, Provident Fund (formerly the Core Growth Fund), Small Company Growth Fund, and Small Company Value Fund) (collectively, the "Funds") at September 30, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in acccordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 18, 1999

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                                      117

         --------------------------------------------------------------
                         LOOMIS SAYLES INVESTMENT TRUST
                      -----------------------------------

  BOARD OF TRUSTEES

   Charles J. Finlayson
   Timothy J. Hunt

  OFFICERS

   PRESIDENT
   Daniel J. Fuss

   EXECUTIVE VICE PRESIDENT
   Robert J. Blanding

   VICE PRESIDENTS
   William F. Camp
   Mary C. Champagne
   Christopher R. Ely
   Quentin P. Faulkner
   Philip C. Fine
   Kathleen C. Gaffney
   Jeffrey L. Meade
   Michael J. Millhouse
   Philip R. Murray
   Kent P. Newmark
   Robert K. Payne
   Jeffrey C. Petherick
   David L. Smith
   Frederick E. Sweeney, Jr.
   Anthony J. Wilkins

   TREASURER
   Mark W. Holland

   ASSISTANT TREASURERS
   Philip R. Murray
   Nicholas H. Palmerino

   SECRETARY
   Sheila M. Barry

   ASSISTANT SECRETARY
   Bonnie S. Thompson

For Information about:

- Establishing an account
- Account procedures and status
- Exchanges
- Shareholder services
Phone 888-226-9699 (Toll Free)

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P. - One Financial Center - Boston, MA 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company - Boston, MA 02102

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP - 160 Federal Street - Boston, MA 02110

This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.